File No. 333-116057

ICA No. 811-21587

As filed on June 1, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	[	]
Post-Effective Amendment No. 28	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940	☒
Amendment No. 29	☒

(Check appropriate box or boxes)

OLD MUTUAL ADVISOR FUNDS

(Exact Name of Registrant as Specified in Charter)

4643 South Ulster Street, Suite 600, Denver, Colorado 80237

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 200-7600

Julian F. Sluyters, 4643 South Ulster Street, Suite 600, Denver, Colorado 80237

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):

[_]	immediately upon filing pursuant to paragraph (b)
☒	on June 4, 2007 pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	on (date) pursuant to paragraph (a)(1)
[_]	75 days after filing pursuant to paragraph (a)(2)
[_]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[_]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Old Mutual Advisor Funds

PROSPECTUS

CLASS A AND CLASS C SHARES

June 4, 2007

Old Mutual Analytic Defensive Equity Fund
Old Mutual Analytic Global Defensive Equity Fund
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Growth Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the shares of any of the funds listed above (individually, a “Fund” and collectively, the “Funds”) or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARIES	1
Old Mutual Analytic Defensive Equity Fund	1
Old Mutual Analytic Global Defensive Equity Fund	9
Old Mutual Asset Allocation Balanced Portfolio	16
Old Mutual Asset Allocation Conservative Portfolio	22
Old Mutual Asset Allocation Growth Portfolio	28
Old Mutual Asset Allocation Moderate Growth Portfolio	34
Old Mutual Clay Finlay China Fund	40
Old Mutual Clay Finlay Emerging Markets Fund	45
Old Mutual Copper Rock Emerging Growth Fund	50
Old Mutual International Equity Fund	55
MORE ABOUT THE FUNDS	59
Investment Strategies and Risks	59
More About Investment Strategies and Risks	63
Portfolio Holdings Disclosure	64
THE ADVISOR & SUB-ADVISORS	65
The Advisor	65
Strategic Asset Allocation Consultant	65
The Sub-Advisors	65
Advisory Fees	72
The Portfolio Managers	73
YOUR INVESTMENT	80
Your Share Price	80
Valuing Portfolio Securities	80
Policy Regarding Excessive or Short-Term Trading	81
Choosing a Share Class	83
Sales Charges	84
Buying Shares	88
Selling Shares	89
General Policies	90
Dividends and Taxes	92
Distribution Arrangements	92
Payments to Financial Intermediaries	93
FINANCIAL HIGHLIGHTS	95

INTRODUCTION

An Introduction to Old Mutual Advisor Funds® and this Prospectus

Old Mutual Advisor Funds (the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class A and Class C shares of each of the Funds.

Each Fund has its own investment objective and strategies for achieving that objective. Before investing, make sure that a Fund’s objective matches your own. A description of each Fund’s objective, main investment strategies, main investment risks, and fees and expense are described under the Fund Summaries section of this Prospectus.

The Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Funds also may not be suitable for investors who require regular income or stability of principal.

This Prospectus contains important information you should know before investing in the Funds and as a shareholder in the Funds. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

Investment Advisor, Strategic Asset Allocation Consultant, and Sub-Advisors

Old Mutual Capital, Inc. (the "Advisor") is the investment advisor to the Funds and Ibbotson Associates Advisors, LLC is the strategic asset allocation consultant to the Advisor. The Advisor has retained the following sub-advisors to assist in managing the Funds: Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

[On side panel: What the Funds Are – And Aren’t

The Funds are mutual funds – pooled investments that are professionally managed and provide the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Funds.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.]

FUND SUMMARIES

[On side panel: Ticker symbols:	Class A – ANAEX
Class C – ANCEX]

Old Mutual Analytic Defensive Equity Fund

Sub-Advisor: Analytic Investors, Inc.

Investment Objective and Main Investment Strategies

Old Mutual Analytic Defensive Equity Fund (the “Fund”) seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. The Fund may change its investment objective without shareholder approval.

To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments. The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy. The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities. The Russell 1000® Index consists of the largest 1000 domestic companies based on market capitalization. The Fund buys securities “long” that the Sub-Advisor believes will outperform and sells securities “short” that the Sub-Advisor believes will underperform. The Fund intends to take long and short equity positions that may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

The Sub-Advisor selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

[On side panel: Selling Short

Short sales are transactions in which the Fund sells a security it does not own. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

Option Strategy. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders, and reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing (selling) call options on equity indexes. The Fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

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Buying and selling options. The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income. The Sub-Advisor bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the Fund.

Writing call options. The Fund may write (sell) covered call options to generate income. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a premium. The Fund owns a sufficient amount of the underlying shares to cover its potential obligation to deliver shares should the buyer exercise its right to purchase the shares.

Use of ‘‘broadbased’’ equity indexes. The Fund may sell call options on equity indexes, such as the S&P 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products. The Fund seeks to write options on broad and narrow-based indexes that correlate with the price movements of the Fund’s equity securities.

[On side panel: Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.

Call Options - Collecting a Premium. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or “premium.” The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

If the Option Expires. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

Other Derivative Strategies. In addition to the option strategy, the Fund may use other derivative strategies for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows;
•	maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs; and
•	enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in asset allocation strategies involving sectors by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets.

Futures contracts and related options. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other

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financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Forward contracts. The Fund may purchase or sell forward contracts on foreign currencies to take advantage of changes in values of foreign currencies or the U.S. dollar (to generate income) or to protect against currency fluctuations (“hedging”). Generally, when the Fund invests in a foreign security the value of that security will be subject to changes in the value of the underlying currency. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time. The Fund may use non-deliverable forward (“NDF”) contracts on foreign currencies. An NDF provides for a short-term, cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot FX rate on an agreed upon notional amount of funds.

Swap agreements. The Fund may enter into swap agreements, including equity swaps, to gain exposure to a particular group of securities or to an index of securities, without actually purchasing those securities, or to hedge a position. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Generally, swap agreements are done on a net basis with the Fund receiving or paying only the net amount of the two payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors and generally have a fixed maturity date agreed upon by the parties. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, futures contracts, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party, or by mutual agreement.

In an equity swap, one of the cash flow streams exchanged will typically be based on an interest bearing reference asset. The other cash flow stream will be based on the performance of a share of stock or stock market index.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with

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similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk. Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Net Assets. The Fund’s use of certain derivatives may be considered speculative.

Swap Risk. Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund. The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees of the Trust (the “Board”).

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Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Leverage Risk. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than without the use of leverage. This could result in increased volatility of returns.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk. While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies. While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gains distributions.

On December 9, 2005, the Fund acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II. The Sub-Advisor used substantially similar strategies and policies to manage both funds.

Annual Total Returns as of December 31 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

Performance since December 9, 2005 in the bar chart below is based on the Fund’s Class A annual total returns. Performance prior to December 9, 2005 is based on the performance of the Predecessor Fund’s Institutional Class shares, which has been adjusted to reflect the service fee of the Fund’s Class A shares.

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
17.43%	27.05%	19.71%	(7.66%)	(3.30%)	(13.22%)	21.73%	8.23%	15.12%	8.32%

[1]	The year-to-date return as of March 31, 2007 is 3.45%.

During the periods shown in the bar chart, the highest return for a quarter was 15.88% (quarter ending 12/31/98) and the lowest return for a quarter was (9.90%) (quarter ending 06/30/02).

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Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below illustrates the variability of the Fund’s returns by showing how the Fund’s average annual returns compare with a broad measure of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

The table compares average annual total returns of the Predecessor Fund’s Institutional Class shares, reduced to reflect the distribution and service fees of the Fund’s Class A and Class C shares, to those of a broad-based securities market index. The Fund’s Class Z shares, which are offered by a separate prospectus, are the successor class of the Predecessor Fund’s Institutional Class. The table reflects the highest initial sales charge for Class A shares and the contingent deferred sales charge for Class C shares and assumes that you sell your shares at the end of the period.

	1 Year	5 Years	10 Years
Class A *
Returns Before Taxes	2.12%	6.07%	7.92%
Returns After Taxes on Distributions	2.07%	5.43%	5.40%
Returns After Taxes on Distributions and Sale of Fund Shares	1.38%	4.91%	5.44%
Class C *
Return Before Taxes	6.58%	6.40%	7.65%
Standard & Poor’s 500 Composite Index [1]	15.80%	6.19%	8.42%

*	The Predecessor Fund began offering Class A and Class C shares on March 31, 2005.

[1]	The unmanaged Standard & Poor’s 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

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Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Dividend Expense on Short Sales	0.34%	0.34%
Interest Expense	0.09%	0.09%
Service Fees	0.25%	0.25%
Other Operating Expenses	0.55%	0.48%
Total Other Expenses	1.23%	1.16%
Total Operating Expenses	2.18%	2.86%
Fee Waivers and/or Expense Reimbursement [3]	(0.67%)	(0.60%)
Net Operating Expenses	1.51%	2.26%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3      The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.45% for Class A shares and 2.20% for Class C shares through December 8, 2007 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board.

Of the 0.67% in Fee Waivers and/or Expense Reimbursement for Class A shares, 0.64% represents a waiver of expenses incurred during the period 1/1/06 to 7/31/06 and 0.03% represents a waiver of expenses incurred during the period 12/9/05 to 12/31/05. Of the 0.60% in Fee Waivers and/or Expense Reimbursement for Class C shares, 0.57% represents a waiver of expenses incurred during the period 1/1/06 to 7/31/06 and 0.03% represents a waiver of expenses incurred during the period 12/9/05 to 12/31/05.

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Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,158	$1,620	$2,895
Class C
with redemption	$329	$829	$1,455	$3,141
without redemption	$229	$829	$1,455	$3,141

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[On side panel: Ticker symbols:    Class A – ANGAX

Class C – ANGCX]

Old Mutual Analytic Global Defensive Equity Fund

Sub-Advisor: Analytic Investors, Inc.

Investment Objective and Main Investment Strategies

The primary investment objective of Old Mutual Analytic Global Defensive Equity Fund (the “Fund”) is capital appreciation.

To pursue its objective, the Fund normally invests in a diversified portfolio of domestic and foreign stocks, debt securities, and derivative investments utilizing, among other things, a long-short strategy and an option strategy. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This equity strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy. The Fund invests primarily in long and short positions of publicly traded equity securities in developed markets but may also invest in emerging markets. The Fund buys securities “long” that the Sub-Advisor believes will outperform and sells securities “short” that the Sub-Advisor believes will underperform. This is not a market neutral strategy.

The Fund intends to take long and short equity positions that may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy, and may hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents. The Sub-Advisor may also increase the Fund’s short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets or when the market is considered to be overvalued. The Sub-Advisor will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., percentage of long equity positions minus percentage of short equity positions) does not exceed 100% of the Fund’s net assets.

The Sub-Advisor selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

[On side panel: Selling Short

Short sales are transactions in which the Fund sells a security it does not own. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

Option Strategy. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, reduce overall portfolio risk, or enhance distributions payable to the Fund’s shareholders. The Fund’s option strategy primarily focuses on the use of writing (selling) call options on equity indexes.

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Writing call options. The Fund generally intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors.

Use of ‘‘broadbased’’ equity indexes. The Fund may write call options on equity indexes, such as the Standard & Poor’s 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector. The Fund seeks to write options on broad and narrow-based indexes that correlate with the price movements of the Fund’s equity securities.

[On side panel: Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.

Call Options - Collecting a Premium. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or “premium.” The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

If the Option Expires. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

Other Derivative Strategies. The Fund may use other derivative strategies for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows;
•	maintain full market exposure, with reduced transaction costs; and
•	enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in global asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

Futures contracts and related options. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against market and other risks in the Fund’s portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Forward contracts. The Fund may purchase or sell forward contracts on foreign currencies to take advantage of changes in values of foreign currencies or the U.S. dollar (to generate income) or to protect

10

against currency fluctuations (“hedging”). Generally, when the Fund invests in a foreign security the value of that security will be subject to changes in the value of the underlying currency. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time. The Fund may use non-deliverable forward (“NDF”) contracts on foreign currencies. An NDF provides for a short-term, cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot FX rate on an agreed upon notional amount of funds.

Swap agreements. The Fund may enter into swap agreements, including equity swaps, to gain exposure to a particular group of securities or to an index of securities, without actually purchasing those securities, or to hedge a position. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Generally, swap agreements are done on a net basis with the Fund receiving or paying only the net amount of the two payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors and generally have a fixed maturity date agreed upon by the parties. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, futures contracts, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party, or by mutual agreement.

In an equity swap, one of the cash flow streams exchanged will typically be based on an interest bearing reference asset. The other cash flow stream will be based on the performance of a share of stock or stock market index.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with

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similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk. Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Net Assets. The Fund’s use of certain derivatives may be considered speculative.

Swap Risk. Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund. The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees of the Trust (the “Board”).

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Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than without the use of leverage. This could result in increased volatility of returns.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk. While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies. While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Emerging Markets Risk. The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or “emerging” market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based on securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped, emerging markets entails all of the risk of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers of industries deemed sensitive to relevant national interests.

Performance Information

Performance information is not presented since the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

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Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.15%	1.15%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Dividend Expense on Short Sales [3]	0.79%	0.79%
Interest Expense [3]	0.06%	0.06%
Service Fees	0.25%	0.25%
Other Operating Expenses [3]	0.70%	0.70%
Total Other Expenses	1.80%	1.80%
Total Operating Expenses	2.95%	3.70%
Fee Waivers and/or Expense Reimbursement [4]	(0.15%)	(0.15%)
Net Operating Expenses	2.80%	3.55%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

[3]	Dividend Expense on Short Sales, Interest Expense, and Other Operating Expenses are based on estimated amounts for the current fiscal year.

[4]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage costs, dividend expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.95% for Class A shares and 2.70% for Class C shares. This expense limitation shall continue in effect until December 31, 2008, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

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Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years
Class A	$842	$1,408
Class C
with redemption	$458	$1,104
without redemption	$358	$1,104

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[On side panel: Ticker symbols:    Class A – OMABX

Class C – OMBCX]

Old Mutual Asset Allocation Balanced Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Balanced Portfolio (the “Fund”) seeks to provide investors with capital appreciation and current income.

Under normal market conditions, the Fund expects to invest approximately 60% of its total assets in equity securities of large, medium, and small sized companies, 25% of its total assets in long- or intermediate-term fixed income securities, and 15% of its total assets in short-term fixed income and money market instruments. However, the Fund has the flexibility to invest approximately 50-70% of its total assets in equity securities of large, medium, and small sized companies, 15-35% of its total assets in long- or intermediate-term fixed income securities, and 5-25% of its total assets in short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually

16

to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund may invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

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The Fund may also invest in foreign equity securities, derivatives, real estate investment trusts (“REITs”), and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

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Annual Total Returns as of December 31 - Class A 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
6.59%	11.69%

[1]	The year-to-date return as of March 31, 2007 is 2.68%.

During the periods shown in the chart, the highest return for a quarter was 5.76% (quarter ending 12/31/06) and the lowest return for a quarter was (1.30%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	5.29%	8.32%
Return After Taxes on Distributions	4.35%	7.68%
Return After Taxes on Distributions and Sale of Fund Shares	3.60%	6.80%
Class C
Return Before Taxes	9.87%	10.47%
Lehman Brothers U.S. Aggregate Index [2]	4.33%	3.43%
Standard & Poor’s SuperComposite 1500 Index [3]	15.34%	13.72%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

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Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class A	Class C
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	0.67%	0.64%
Total Other Expenses	0.92%	0.89%
Total Operating Expenses	1.82%	2.54%
Fee Waivers and/or Expense Reimbursement [3]	(0.27%)	(0.24%)
Net Operating Expenses	1.55%	2.30%

[1]	If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.55% for Class A shares and 2.30% for Class C shares through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

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Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,064	$1,455	$2,546
Class C
with redemption	$333	$743	$1,306	$2,838
without redemption	$233	$743	$1,306	$2,838

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[On side panel: Ticker symbols:    Class A – OMCAX

Class C – OMCCX]

Old Mutual Asset Allocation Conservative Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Conservative Portfolio (the “Fund”) seeks to provide investors with current income and preservation of capital.

Under normal market conditions, the Fund expects to invest approximately 30% of its total assets in equity securities of large, medium, and small sized companies, 50% of its total assets in long-or intermediate-term fixed income securities, and 20% of its total assets in short-term fixed income and money market instruments. However, the Fund has the flexibility to invest approximately 20-40% of its total assets in equity securities of large, medium, and small sized companies, 40-60% of its total assets in long-or intermediate-term fixed income securities, and 10-30% of its total assets in short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a

22

major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund may invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

23

The Fund may also invest in foreign equity securities, derivatives, real estate investment trusts (“REITs”), and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

24

Annual Total Returns as of December 31 - Class A 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
4.07%	7.51%

[1]	The year-to-date return as of March 31, 2007 is 2.38%.

During the periods shown in the chart, the highest return for a quarter was 3.29% (quarter ending 12/31/06) and the lowest return for a quarter was (0.56%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes, and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	1.36%	4.04%
Return After Taxes on Distributions	0.39%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	0.94%	3.04%
Class C
Return Before Taxes	5.78%	6.08%
Lehman Brothers U.S. Aggregate Index [2]	4.33%	3.43%
Standard & Poor’s SuperComposite 1500 Index [3]	15.34%	13.72%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

25

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class A	Class C
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	1.25%	0.90%
Total Other Expenses	1.50%	1.15%
Total Operating Expenses	2.35%	2.75%
Fee Waivers and/or Expense Reimbursement [3]	(0.85%)	(0.50%)
Net Operating Expenses	1.50%	2.25%

[1]	If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.50% for Class A shares and 2.25% for Class C shares through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

26

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,108	$1,608	$2,979
Class C
with redemption	$328	$756	$1,363	$3,005
without redemption	$228	$756	$1,363	$3,005

27

[On side panel: Ticker symbols:     Class A – OMGAX

Class C – OMCGX]

Old Mutual Asset Allocation Growth Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Growth Portfolio (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund expects to invest approximately 95% of its total assets in equity securities of large, medium, and small sized companies, and 5% of its total assets in long-, intermediate-, or short-term fixed income securities and money market instruments. However, the Fund has the flexibility to invest approximately 85-100% of its total assets in equity securities of large, medium, and small sized companies and up to 15% of its total assets in long-, intermediate-, or short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually

28

to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund may invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

29

The Fund may also invest in foreign equity securities, derivatives, REITs, and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund is also subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

30

Annual Total Returns as of December 31 - Class A 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
10.04%	17.59%

[1]	The year-to-date return as of March 31, 2007 is 2.93%.

During the periods shown in the chart, the highest return for a quarter was 8.61% (quarter ending 12/31/06) and the lowest return for a quarter was (2.15%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	10.81%	14.41%
Return After Taxes on Distributions	10.28%	14.06%
Return After Taxes on Distributions and Sale of Fund Shares	7.18%	12.25%
Class C
Return Before Taxes	15.82%	16.59%
Standard & Poor’s SuperComposite 1500 Index [2]	15.34%	13.72%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

31

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class A	Class C
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	1.02%	0.98%
Total Other Expenses	1.27%	1.23%
Total Operating Expenses	2.22%	2.93%
Fee Waivers and/or Expense Reimbursement [3]	(0.62%)	(0.58%)
Net Operating Expenses	1.60%	2.35%

[1]	If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.60% for Class A shares and 2.35% for Class C shares through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

32

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$728	$1,114	$1,587	$2,888
Class C
with redemption	$338	$794	$1,437	$3,167
without redemption	$238	$794	$1,437	$3,167

33

[On side panel: Ticker symbols:    Class A – OMMAX

Class C – OMMCX]

Old Mutual Asset Allocation Moderate Growth Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Moderate Growth Portfolio (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund expects to invest approximately 80% of its total assets in equity securities of large, medium, and small sized companies, 10% of its total assets in long- or intermediate-term fixed income securities and 10% of its total assets in short-term fixed income and money market instruments. However, the Fund has the flexibility to invest approximately 70-90% of its total assets in equity securities of large, medium, and small sized companies, 0-20% of its total assets in long- or intermediate-term fixed income securities and 0-20% of its total assets in short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a

34

major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund is expected to invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

35

The Fund may also invest in foreign equity securities, derivatives, REITs, and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund also is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

36

Annual Total Returns as of December 31 - Class A 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
7.68%	14.79%

[1]	The year-to-date return as of March 31, 2007 is 2.69%.

During the periods shown in the chart, the highest return for a quarter was 7.30% (quarter ending 12/31/06) and the lowest return for a quarter was (1.79%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	8.17%	10.98%
Return After Taxes on Distributions	7.49%	10.59%
Return After Taxes on Distributions and Sale of Fund Shares	5.44%	9.24%
Class C
Return Before Taxes	12.94%	13.14%
Lehman Brothers U.S. Aggregate Index [2]	4.33%	3.43%
Standard & Poor’s SuperComposite 1500 Index [3]	15.34%	13.72%

[1]	The inception date is September 30, 2004.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

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Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class A	Class C
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	0.76%	0.72%
Total Other Expenses	1.01%	0.97%
Total Operating Expenses	1.91%	2.62%
Fee Waivers and/or Expense Reimbursement [3]	(0.36%)	(0.32%)
Net Operating Expenses	1.55%	2.30%

[1]	If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.55% for Class A shares and 2.30% for Class C shares through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

38

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,074	$1,484	$2,624
Class C
with redemption	$333	$752	$1,331	$2,905
without redemption	$233	$752	$1,331	$2,905

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[On side panel: Ticker symbols:    Class A – OMNAX

Class C – OMNCX]

Old Mutual Clay Finlay China Fund

Sub-Advisor: Clay Finlay Inc.

Investment Objective and Main Investment Strategy

Old Mutual Clay Finlay China Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong, or Taiwan;
•	are primarily traded on the China, Hong Kong, or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong, or Taiwan, but which are listed and traded elsewhere.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in accordance with its main investment strategy. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Geographic Risk. Investing in China, Hong Kong, and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political, and local risks of these regions than a fund that is more geographically diversified because:

•	China remains a totalitarian society with the continuing risk of nationalization, expropriation, or confiscation of property.
•	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise.

40

•

The economic reforms being instituted could cause higher interest rates and higher unemployment, which could cause political instability. The government could also alter or discontinue economic reform programs.

•	The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on imports.
•

Over 1997 and 1998, the values of many Asian currencies declined because corporations in these countries had to buy U.S. dollars to pay large U.S. dollar denominated debt. Similar devaluations could occur again.

•	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration.
•	Political instability may arise and hard-line Marxist-Leninists might regain the political initiative.
•

Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident.

•	The Chinese legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Diversification Risk. The Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the Fund to be dependent on the performance of one or more selected companies, which may increase the volatility of the Fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

41

Annual Total Returns as of December 31 - Class A 1

The bar chart below shows the Fund's Class A annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
78.55%

[1]	The year-to-date return as of March 31, 2007 is 3.15%.

During the period shown in the chart, the highest return for a quarter was 26.37% (quarter ending 12/31/06) and the lowest return for a quarter was 5.08% (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	68.29%	68.05%
Return After Taxes on Distributions	66.92%	66.69%
Return After Taxes on Distributions and Sale of Fund Shares	44.39%	57.07%
Class C
Return Before Taxes	76.28%	77.01%
Morgan Stanley Capital International China Index [2]	82.87%	82.57%

[1]	The inception date is December 30, 2005.

[2]

The unmanaged Morgan Stanley Capital International China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

42

Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.35%	1.35%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	1.23% [4]	1.23% [4]
Total Other Expenses	1.48%	1.48%
Total Operating Expenses	2.83%	3.58%
Fee Waivers and/or Expense Reimbursement [3]	(0.73%)	(0.73%)
Net Operating Expenses	2.10%	2.85%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3         The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.10% for Class A shares and 2.85% for Class C shares. This expense limitation shall continue in effect until December 31, 2007, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2008, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.95% for Class A shares and 2.70% for Class C shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

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[4]

Other Operating Expenses for Class A and Class C shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class A and Class C shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,336	$1,922	$3,500
Class C
with redemption	$388	$1,030	$1,793	$3,797
without redemption	$288	$1,030	$1,793	$3,797

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$762	$1,324	$1,910	$3,491
Class C
with redemption	$373	$1,016	$1,780	$3,787
without redemption	$273	$1,016	$1,780	$3,787

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[On side panel: Ticker symbols:    Class A – OMRAX

Class C – OMRCX]

Old Mutual Clay Finlay Emerging Markets Fund

Sub-Advisor: Clay Finlay Inc.

Investment Objective and Main Investment Strategy

Old Mutual Clay Finlay Emerging Markets Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by companies in emerging market countries. The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in securities issued by companies in emerging market countries.

The Fund normally emphasizes equity securities in its portfolio. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The Fund normally invests in at least 6 emerging market countries, and will not invest more than 35% of assets in securities of issuers in any one emerging country. The Fund may also invest up to 20% of assets in debt securities of corporate and government emerging country issuers and in equity and debt securities of corporate issuers and debt securities of corporate and government issuers in developing countries.

The World Bank and other international agencies define a developing country on the basis of such factors as trade initiatives, per capita income, and level of industrialization. There are over 130 countries that are emerging or developing under this standard and approximately 40 of those countries have stock markets. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

[On side panel: For purposes of the Fund’s investments, emerging market companies are those:

•	whose principal securities trading markets are in emerging market countries;
•	that derive a significant share of their total revenue from either goods or services produced or sales made in emerging or developing market countries;
•	that have a significant portion of their assets in emerging market countries;
•	that are linked to currencies of emerging market countries; or
•	that are organized under the laws of, or with principal offices in, emerging market countries.]

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and

45

lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based on securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped, emerging markets entails all of the risk of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers of industries deemed sensitive to relevant national interests.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 - Class A 1

The bar chart below shows the Fund's Class A annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
39.90%

[1]	The year-to-date return as of March 31, 2007 is 1.25%.

During the period shown in the chart, the highest return for a quarter was 21.55% (quarter ending 12/31/06) and the lowest return for a quarter was (3.36%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

46

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	31.86%	31.76%
Return After Taxes on Distributions	30.41%	30.31%
Return After Taxes on Distributions and Sale of Fund Shares	20.71%	26.17%
Class C
Return Before Taxes	37.97%	38.84%
Morgan Stanley Capital International Emerging Markets Index [2]	32.17%	32.07%

[1]	The inception date is December 30, 2005.

[2]	The unmanaged Morgan Stanley Capital International Emerging Markets Index is a market capitalization-weighted index of over 650 stocks traded in 27 of the world’s emerging equity markets.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

47

Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.15%	1.15%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	3.13% [4]	3.13% [4]
Total Other Expenses	3.38%	3.38%
Total Operating Expenses	4.53%	5.28%
Fee Waivers and/or Expense Reimbursement [3]	(2.43%)	(2.43%)
Net Operating Expenses	2.10%	2.85%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

[3]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.10% for Class A shares and 2.85% for Class C shares. This expense limitation shall continue in effect until December 31, 2007, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2008, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 2.00% for Class A shares and 2.75% for Class C shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

48

[4]

Other Operating Expenses for Class A and Class C shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class A and Class C shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$776	$1,658	$2,550	$4,815
Class C
with redemption	$388	$1,364	$2,434	$5,083
without redemption	$288	$1,364	$2,434	$5,083

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$766	$1,650	$2,542	$4,809
Class C
with redemption	$378	$1,355	$2,426	$5,077
without redemption	$278	$1,355	$2,426	$5,077

49

[On side panel: Ticker symbols:    Class A – OMARX

Class C – OMCRX]

Old Mutual Copper Rock Emerging Growth Fund

Sub-Advisor: Copper Rock Capital Partners, LLC

Investment Objective and Main Investment Strategy

Old Mutual Copper Rock Emerging Growth Fund (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies. The Fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values within the range of market values of issuers included in the Russell 2000® Growth Index. The index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. For purposes of the Fund’s investment policies, equity securities include common stocks, convertible debt, and other equity instruments with common stock characteristics, such as depositary receipts, warrants, rights, and preferred stocks.

The Fund may invest in emerging growth companies of any size, but the Fund generally expects to invest in companies that are small at the time it first invests in them. There is no minimum percentage of assets of either small- or mid-cap companies for the Fund’s investments, and it has the flexibility to invest substantially in either small- or mid-cap issuers. The Fund may at times be invested primarily in small-cap stocks.

In selecting securities, the Sub-Advisor favors entrepreneurial companies that appear to be reasonably valued. It uses bottom-up fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The Sub-Advisor looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. The Sub-Advisor sells or reduces holdings if its target price for a stock is attained, there is a change in the company’s management team or business objectives, or if there is deterioration in a company’s fundamentals.

[On side panel: Emerging Growth Companies

Growth companies have above average potential for growth in revenue and earnings. These companies typically have low dividend yields and above average prices in relation to such measures as earnings and book value. Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

50

Growth Stock Risk. Stocks of growth companies, particularly newer companies, may offer the potential for greater long-term capital appreciation, but their stock prices may be more volatile than those of larger, more established issuers. Growth stocks involve greater risks if the issuer’s earnings fail to increase as expected.

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broad categories called sectors. The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 - Class A 1

The bar chart below shows the Fund's Class A annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
11.46%

[1]	The year-to-date return as of March 31, 2007 is 3.51%.

During the period shown in the chart, the highest return for a quarter was 15.76% (quarter ending 03/31/06) and the lowest return for a quarter was (9.16%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

51

	1 Year	Since Inception [1]
Class A
Return Before Taxes	5.04%	6.93%
Return After Taxes on Distributions	5.04%	6.93%
Return After Taxes on Distributions and Sale of Fund Shares	3.28%	5.90%
Class C
Return Before Taxes	9.75%	10.60%
Russell 2000® Growth Index [2]	13.35%	9.93%

[1]	The inception date is July 29, 2005.

[2]	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates..

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

52

Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	1.82%	1.82% [4]
Total Other Expenses	2.07%	2.07%
Total Operating Expenses	2.97%	3.72%
Fee Waivers and/or Expense Reimbursement [3]	(1.42%)	(1.42%)
Net Operating Expenses	1.55%	2.30%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

3      The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.55% for Class A shares and 2.30% for Class C shares through July 31, 2007. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

Effective August 1, 2007, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.67% for Class A shares and 2.42% for Class C shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

53

[4]

Other Operating Expenses for Class C shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class C shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to August 1, 2007, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$724	$1,315	$1,931	$3,582
Class C
with redemption	$333	$1,006	$1,799	$3,875
without redemption	$233	$1,006	$1,799	$3,875

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of August 1, 2007, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$735	$1,325	$1,939	$3,588
Class C
with redemption	$345	$1,018	$1,811	$3,883
without redemption	$245	$1,018	$1,811	$3,883

54

[On side panel: Ticker symbols:    Class A – OMXAX

Class C – OMXCX]

Old Mutual International Equity Fund

Sub-Advisors: Acadian Asset Management, Inc. and Clay Finlay Inc.

Investment Objective and Main Investment Strategy

Old Mutual International Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers. The Fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the Fund limits its investments in any country to 25% or less of its total assets. However, the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in equity securities of non-U.S. issuers. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt, depository receipts, rights, and warrants.

[On side panel: The Fund utilizes a multi-manager approach, combining the “growth at a reasonable price” strategy of Clay Finlay Inc. with Acadian Asset Management, Inc.’s value approach. The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time. The Advisor generally allocates the Fund’s assets equally between the Sub-Advisors.]

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

55

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 - Class A 1

The bar chart below shows the Fund's Class A annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
23.89%

[1]	The year-to-date return as of March 31, 2007 is 6.62%.

During the period shown in the chart, the highest return for a quarter was 9.54% (quarter ending 12/31/06) and the lowest return for a quarter was 0.09% (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Class A and Class C

The table below compares the performance of the Fund’s Class A and Class C shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class A shares. After tax returns for Class C shares will vary.

	1 Year	Since Inception [1]
Class A
Return Before Taxes	16.77%	16.72%
Return After Taxes on Distributions	15.29%	15.24%
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	13.37%
Class C
Return Before Taxes	22.03%	22.97%
Morgan Stanley Capital International EAFE® Index [2]	26.34%	26.26%

56

[1]	The inception date is December 30, 2005.

[2]

The unmanaged Morgan Stanley Capital International (MSCI) EAFE® Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia, and the Far East. The MSCI EAFE® Index contains a representative sampling of over 900 small-, medium-, and large-capitalization stocks from countries in these regions

Fees and Expenses

This table summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund.

Fees and Expenses Table

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None [1]	1.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [2] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.75%
Other Expenses
Service Fees	0.25%	0.25%
Other Operating Expenses	1.96% [4]	1.96% [4]
Total Other Expenses	2.21%	2.21%
Total Operating Expenses	3.21%	3.96%
Fee Waivers and/or Expense Reimbursement [3]	(1.51%)	(1.51%)
Net Operating Expenses	1.70%	2.45%

[1]

If you purchase $1 million or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (“CDSC”) at the time of redemption.

[2]	Imposed on redemptions within 10 calendar days of purchase.

[3]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.70% for Class A shares and 2.45% for Class C shares. This expense limitation shall continue in effect until December 31, 2007, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the

57

Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2008, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.52% for Class A shares and 2.27% for Class C shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

4      Other Operating Expenses for Class A and Class C shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class A and Class C shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$738	$1,374	$2,034	$3,789
Class C
with redemption	$348	$1,068	$1,906	$4,077
without redemption	$248	$1,068	$1,906	$4,077

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class A	$721	$1,359	$2,019	$3,776
Class C
with redemption	$330	$1,052	$1,891	$4,067
without redemption	$230	$1,052	$1,891	$4,067

58

MORE ABOUT THE FUNDS

Investment Strategies and Risks

The Funds seek to achieve their investment objectives through their principal investment strategies. The principal investment strategies and main risks of the Funds have been described in the Fund Summaries section of this Prospectus. This section of the Prospectus discusses those strategies and risks in greater detail.

Equity Securities. Equity securities include common and preferred stocks, convertible securities, warrants, and rights. Equity security prices fluctuate over time. Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs. Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities. Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities. Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Technology and Communications Company Securities. Technology and communications company securities are securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements. These securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio (collectively, the “Asset Allocation Funds”) will not concentrate their investments in the groups of industries within the technology and communications sectors of the market.

Small- and Medium-Sized Company Securities. Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

REITs. A real estate investment trust (“REIT”) is a separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A

59

mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to: (i) economic factors, such as interest rate changes or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Money Market Instruments. Money market instruments include high quality, short-term, U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency, or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements. Money market instrument prices fluctuate over time. Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade. Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer-term investments such as stocks or long-term debt.

Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio generally limit their investments in money market instruments to no more than 25%, 30%, 15%, and 20% of their total assets, respectively. However, Old Mutual Asset Allocation Growth Portfolio generally invests in money market instruments only for temporary defensive or cash management purposes.

Over the Counter (“OTC”) Securities. OTC securities are securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone. OTC securities may not trade as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Foreign Securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of Fund assets, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

Foreign securities include American Depository Receipts and American Depository Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), exchange traded funds, and other similar global instruments. ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars. EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. Although ADRs, EDRs, and GDRs are alternatives to directly

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purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Old Mutual Analytic Defensive Equity Fund and Old Mutual Copper Rock Emerging Growth Fund may invest up to 20% of their total assets in foreign securities. ADRs are not considered foreign securities for purposes for this limitation.

Derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, currencies, or other financial instruments. Derivatives include futures, options, options on futures, OTC options, forward foreign currency contracts, and swaps.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, the use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including: (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of a Fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns, which may be considered speculative; and (v) to protect a Fund’s investments against declines in value (a practice called “hedging”).

The Funds are subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, a Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value. With respect to forwards, futures, and index options that are contractually required to "cash-settle," however, a Fund generally will set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks.  The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Fixed Income Securities. Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments. Fixed income security prices fluctuate over time. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A Fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. A change in interest rates will affect the value of a Fund’s fixed income investments. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

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Credit Risk. The value of the debt securities held by a Fund also fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

With regard to Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, while these Funds generally emphasize investments in equity securities, each may also invest up to 20% of its total assets in fixed income securities, cash, and cash equivalents. Fixed income securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally, these Funds will acquire fixed income securities that are investment grade, but they may invest up to 5% of their net assets in below investment grade convertible debt securities.

U.S. Government Securities. U.S. government securities include U.S. Treasury bills, notes, and bonds of varying maturities that are backed by the full faith and credit of the U.S. government. U.S. government securities generally offer lower yields than other fixed income securities. Holding U.S. government securities lowers the risk profile of an investment portfolio as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund will generally not invest in U.S. government securities except for temporary defensive and cash management purposes.

U.S. Government Agency Securities. U.S. government agency securities are debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises, and U.S. government instrumentalities that are not direct obligations of the U.S. government. Certain U.S. government agency securities are also not backed by the full faith and credit of the U.S. government. U.S. government agency securities represent a higher risk of default than U.S. government securities.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), where investors receive principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation.

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed income securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might

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receive all of the interest distributions - interest-only strips (IOs) and the other all the principal distributions - principal only strips (POs).

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities. The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price. Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities. Certain stripped mortgage-backed securities may be deemed to be illiquid. Each Fund may invest up to 15% of its net assets in illiquid securities, including stripped mortgage-backed securities that are deemed to be illiquid.

Asset-Backed Securities. Asset-backed securities are interests in a stream of payments from specific assets, such as automobile or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

Corporate Bonds. Corporate bonds are debt securities of companies that are rated at or above investment grade by one or more nationally recognized rating organizations. Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

Lower-Rated (Junk) Bonds. Lower-rated bonds are debt securities of companies that are rated below investment grade (BB/Ba or lower). Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value. Lower-rated bonds offer higher yields and higher potential gains than investment-grade (BBB/Baa or higher) bonds.

The Asset Allocation Funds will not invest more than 15% of their net assets in lower-rated bonds.

Foreign Bonds. Foreign bonds are debt securities of foreign governments and foreign companies. In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability; differences in accounting, auditing, and financial reporting standards; a lack of adequate information from bond issuers due to less stringent government regulation; and adverse changes in foreign exchange rates.

Zero Coupon and Pay-In-Kind Securities. A zero coupon security pays no interest to its holders until it matures and is sold at a discount to its face value. Pay-in-kind securities are securities that generally pay interest through the issuance of additional securities. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

More About Investment Strategies and Risks

The Funds may also use the investment strategies or be subject to the risks described below. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment objectives, strategies, and risks. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable, or “illiquid,” if it cannot be sold within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of a Fund. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Board of Trustees of the Trust (the “Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve higher risks because a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund may have to bear the expenses associated with registering the shares with the SEC and incur delays in selling the security.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments that may be inconsistent with the Fund’s principal investment strategies in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Funds’ active management may result in the Funds’ Sub-Advisors frequently buying and selling securities, which could increase the Funds’ portfolio turnover rate and transaction costs, such as brokerage commissions. Higher portfolio rates increase the brokerage costs the Funds pay and may adversely affect their performance. In addition, the sale of a Fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

Portfolio Holdings Disclosure

A description of the Trust's policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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THE ADVISOR & SUB-ADVISORS

The Advisor

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor to the Funds. The Advisor was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Advisor oversees the operations of the Funds and monitors the performance of the Sub-Advisors. The Board supervises the Advisor and the Sub-Advisors and establishes policies that the Advisor and the Sub-Advisors must follow in their day-to-day investment management activities.

Strategic Asset Allocation Consultant

Ibbotson Associates Advisors, LLC (“Ibbotson”), a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, IL 60601, is a wholly-owned subsidiary of Ibbotson Associates, Inc. (a wholly-owned subsidiary of Morningstar, Inc.). Ibbotson serves as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance for the Asset Allocation Funds, consistent with the second step in each Fund’s investment process. Ibbotson will also monitor and make recommendations to the Advisor regarding possible changes to the Sub-Advisors for the Asset Allocation Funds and their investment strategies.

The Sub-Advisors

Acadian Asset Management, Inc. (“Acadian”), a Massachusetts corporation located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, is a sub-advisor for the Asset Allocation Funds and Old Mutual International Equity Fund. Acadian has provided investment management services since 1977. As of July 31, 2006, Acadian had $47.6 billion in assets under management. Acadian is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Acadian will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the International Large Cap Equity category, as follows:

International Large Cap Equity — The International Large Cap Equity strategy focuses on large cap stocks in developed non-U.S. markets. Underlying this strategy is an investment process that utilizes multiple stock factors, such as price/book, price/earnings, and earnings forecast trends and surprises, to predict stock performance relative to its sector and market. Acadian also uses separate models designed to predict how well each stock’s sector/country will perform relative to the world equity markets as a whole. The end result of the combined stock and country/sector measures is a ranking of the relative attractiveness or “alpha” of Acadian’s entire 20,000 plus stock universe. Portfolio optimization techniques are then used to construct the managed portion of a Fund’s investment portfolio.

Analytic Investors, Inc. (“Analytic”), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is a sub-advisor to the Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and the Asset Allocation Funds. Analytic has provided investment management services since 1970. As of July 31, 2006, Analytic had $7.2 billion in assets under management. Analytic is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Analytic will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Blend category, as follows:

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U.S. Large Cap Blend – The investment universe for this strategy is the companies that make up the Standard & Poor’s 500 (S&P 500) Index. Analytic’s process analyzes over 70 stock “characteristics” (e.g., price-to-earnings ratio, return-on-equity) to determine which characteristics the market is currently rewarding. Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected returns for the managed portion of a Fund;
•	Minimize expected volatility relative to a Fund’s benchmark; and
•	Diversify the assets of the managed portion of a Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by a Fund for developments in terms of news events (such as lawsuits or takeover bids) and other significant changes in fundamental factors. Analytic sells a security when it believes that the incremental benefit from the sale exceeds the associated transaction costs.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”), a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a sub-advisor to the Asset Allocation Funds. Barrow, Hanley has provided investment management services since 1979. As of July 31, 2006, Barrow Hanley had $58.9 billion in assets under management. Barrow Hanley is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Barrow Hanley will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Value, U.S. Mid Cap Value, and/or U.S. Small Cap Value categories, as follows:

U.S. Large Cap Value / U.S. Mid Cap Value / U.S. Small Cap Value – Barrow Hanley uses a consistent, disciplined process to identify large, well known companies that it believes to be undervalued and temporarily out of favor. Barrow Hanley implements its strategy by constructing portfolios of individual stocks that reflect three value characteristics: price/earnings and price/book ratios below the market average and dividend yields above the market average (S&P 500). Barrow Hanley’s decision-making process involves quantitative and qualitative analysis and analytical tools to ensure adherence to its value discipline. Barrow Hanley maintains a list of approximately 250 companies meeting its three-pronged definition of value and that are projected to achieve earnings growth above that of the market as a whole. Barrow Hanley applies two value models, a Dividend Discount model and a Relative Return model, to the companies on its value list in connection with its selection and monitoring of stocks. Barrow Hanley’s portfolios generally consist of approximately 40-50 stocks, are held for an average of three to four years, resulting in average annual portfolio turnover of 25% - 30%, and are balanced so as to not have too much weight given to any industry group. However, sector weightings are a residual of Barrow Hanley’s bottom-up stock selection process and may vary widely in comparison to the S&P 500.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Barrow Hanley will invest a portion of each of the Asset Allocation Fund’s assets allocated to fixed income investments in the U.S. Intermediate-Term Fixed Income and/or U.S. Core Fixed Income categories, as follows:

U.S. Intermediate-Term Fixed Income / U.S. Core Fixed Income - Barrow Hanley uses a top-down investment approach which begins by analyzing the best potential opportunities identified by Barrow Hanley’s quantitative screening model. Barrow Hanley then shifts its focus to analyzing issuer specific factors, including credit quality of corporate bonds for cash flow, earnings and balance sheet fundamentals, and factors that will impact the future credit rating of the issuer. Mortgage pass-through securities are analyzed using “empirical” duration measures rather than using a long-term prepayment model. Barrow Hanley’s portfolio construction process utilizes a portfolio optimizer to forecast and “stress-test” the portfolio to determine the probability of a given portfolio structure producing superior returns over a broad range of potential market environments. Barrow Hanley attempts to maintain fully invested, duration-neutral portfolios at all times and does not attempt to time the direction of interest rates. Portfolio weightings in

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specific sectors (i.e., mortgages, corporates, etc.) are carefully monitored on the basis of contribution to total portfolio duration.

Clay Finlay Inc. (“Clay Finlay”), a New York corporation located at 200 Park Avenue, 56th Floor, New York, New York 10166, is a sub-advisor to the Asset Allocation Funds, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund. Clay Finlay is a global equity management firm founded in 1982 and headquartered in New York, with offices in London and Tokyo. As of July 31, 2006, Clay Finlay had $7 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Clay Finlay will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the International Large Cap Equity and/or Emerging Markets Equity categories, as follows:

International Large Cap Equity / Emerging Markets Equity – Clay Finlay ranks the securities in its investment universe of large, liquid securities based on various metrics, including forward price/earnings and earnings growth rates and other valuation ratios. Clay Finlay applies a bottom-up approach with fundamental research on individual stocks. A key driver of the security selection process is long-term earnings growth rates, coupled with Clay Finlay’s conviction of these growth rates based on a company’s financial strength, management, and competitive positioning. Clay Finlay’s geographic and sector allocation is driven primarily by bottom-up factors; however, Clay Finlay will assess the relative risk of the managed portion of a Fund to the appropriate benchmark.

Copper Rock Capital Partners, LLC (“Copper Rock”), a Delaware limited liability company located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, is a sub-advisor to the Asset Allocation Funds and Old Mutual Copper Rock Emerging Growth Fund. Copper Rock has provided investment management services since 2005. As of July 31, 2006, Copper Rock had $822 million in assets under management. OMUSH owns 60% of the limited liability company interests of Copper Rock.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Copper Rock will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Small Cap Growth category, as follows:

U.S. Small Cap Growth – Copper Rock believes that small cap markets are inefficient and that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock selects companies whose revenues are growing, margins are expanding, and market share increasing. In addition to these characteristics, Copper Rock looks for companies led by strong management teams. Having in-depth conversations with a firm’s management is mandatory before a stock is included in the portfolio. It is through these discussions that Copper Rock is able to understand a firm’s true plan to generate cash flows and to increase margins. If there is a change in the company’s management team or stated business objectives, or if there is deterioration in a company’s fundamentals, holdings are reduced or sold as target prices are attained.

Dwight Asset Management Company (“Dwight”), a Delaware corporation located at 100 Bank Street, Suite 800, Burlington, Vermont, 05401, is a sub-advisor to the Asset Allocation Funds. Dwight has provided investment management services since 1975. As of July 31, 2006, Dwight had $55 billion in assets under management. Dwight is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Dwight will invest a portion of each of the Asset Allocation Fund’s assets allocated to fixed income investments in the Cash Management, U.S. Intermediate-Term Fixed Income, U.S. Core Fixed Income, and/or U.S. High Yield Fixed Income categories, as follows:

Cash Management / U.S. Intermediate-Term Fixed Income / U.S. Core Fixed Income / U.S. High Yield Fixed Income – Dwight seeks to achieve client objectives, by managing duration, attaining diversification across

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fixed income markets, conducting in-depth research to assure high credit quality of issuers and securities, and actively managing cash and liquidity. Dwight believes that competitive risk-adjusted returns are achieved by building higher yielding portfolios with an emphasis on structured fixed income securities and thorough security selection. Risk is mitigated through limited sector rotation and closely managing duration and term structure exposures.

Dwight builds diversified high yield portfolios by focusing on companies that it believes have stable or improving credit profiles, and that offer attractive relative value characteristics. Portfolio managers and credit analysts work closely together to review fundamental and technical data, assess which industry sectors to favor or disfavor, and discuss the relative strengths and weaknesses of specific securities. The credit focus is on issuers rated either BB or B. Under normal market conditions the average quality of the high yield strategy will be B or higher and the duration will be approximately 75% - 125% of the benchmark.

Dwight builds diversified high quality money market portfolios by focusing on issuers of short term debt that it believes have very high credit profiles, and that offer attractive relative value characteristics. Portfolio managers and credit analysts work closely together to review fundamental and technical data, assess which industry sectors to favor or disfavor, and discuss the relative strengths and weaknesses of specific securities. The issuer focus is on issuers with a rating of either A1/P1 or A2/P2. Under normal market conditions the average quality of the money market strategy will be A2/P2 or higher and the dollar-weighted maturity will not exceed 90 days.

Heitman Real Estate Securities LLC (“Heitman”), a Delaware limited liability company located at 191 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606, is a sub-advisor to the Asset Allocation Funds. Heitman has provided investment management services to its clients since 1987. As of July 31, 2006, Heitman had $3.6 billion in assets under management. Heitman Real Estate Securities LLC is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Heitman will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the REITs category, as follows:

REITs – Heitman employs a growth-at-a-reasonable-price investment philosophy, which is reflected in its proprietary valuation model. Quantitative inputs into Heitman’s valuation model include metrics such as dividend, funds from operation per share, cash available for distribution (CAD) per share, capital expenditures, and operating income. The valuation model calculates an expected return and ranks each security, identifying an expected CAD multiple that helps identify real-estate security mispricings. The model also includes qualitative inputs, such as evaluations of company management by Heitman’s analysts and managers.

Liberty Ridge Capital, Inc. (“Liberty Ridge”), a Delaware corporation located at 1205 Westlakes Drive, Berwyn, PA 19312, is a sub-advisor to the Asset Allocation Funds. Liberty Ridge has provided investment management services since 1982. As of July 31, 2006, Liberty Ridge had $645.6 million in assets under management. Liberty Ridge is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Liberty Ridge will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Blend, U.S. Small Cap Blend, and/or U.S. Mid Cap Equity categories, as follows:

U.S. Large Cap Blend / U.S. Small Cap Blend / U.S. Mid Cap Equity – Liberty Ridge’s blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities, Liberty Ridge considers factors like a company’s earnings power versus its current stock price, its price-to-earnings ratio versus similar companies, its competitive advantages (like brand, trade name or market niche), its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Liberty Ridge identifies those companies that it believes have the potential to achieve significant appreciation as the marketplace recognizes their

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fundamental value. Liberty Ridge’s decision to sell a security depends on many factors. Generally speaking, however, Liberty Ridge considers selling a security when it becomes overvalued relative to the market or sector, shows deteriorating fundamentals which haven’t been reflected in price or when better ideas dictate a sale.

The following describes material legal proceedings involving Liberty Ridge. Although none of the legal proceedings described below relate to the Trust, they may have an adverse effect on Liberty Ridge’s ability to serve as a sub-advisor to the Asset Allocation Funds.

In June 2004, Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. (“PBA”) reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and the New York Attorney General (the “NYAG”) with respect to PBHG Funds (now known as Old Mutual Advisor Funds II), a registered investment company for which Liberty Ridge acted as investment advisor and currently acts as sub-advisor. If certain terms and undertakings in the NYAG settlement are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds’ board of trustees would be required to seek a new sub-advisor for the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the “MDL Court”), PBHG Funds, Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of PBHG Funds, the removal of Liberty Ridge as investment advisor of PBHG Funds, the removal of PBHG Fund Distributors as distributor of PBHG Funds’ shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds’ 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the “WV Securities Division”) entered a cease and desist order (the “Order” and, together with the Civil Litigation, the “Litigation”) against PBA. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of PBHG Funds’ disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code § 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act, pay restitution, disgorge fees, pay administrative and investigatory costs and expenses, including counsel fees, pay an administrative assessment, and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

At this stage of the Litigation, Liberty Ridge believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but is not be limited to, judgments or settlements for damages against Liberty Ridge, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as a sub-advisor to the Trust.

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In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the 1940 Act. Such results could affect the ability of Liberty Ridge or any company that is an affiliated person of Liberty Ridge, including the Advisor and Sub-Advisors, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed by Liberty Ridge that, if these results occur, Liberty Ridge will seek exemptive relief from the SEC to permit Liberty Ridge and its affiliates to continue to serve as advisor and/or sub-advisors to PBHG Funds and the Trust. There is no assurance that such exemptive relief will be granted.

Provident Investment Counsel, Inc. (“PIC”), a Massachusetts corporation located at 300 North Lake Avenue, Penthouse Suite, Pasadena, California, 91101, is a sub-advisor to the Asset Allocation Funds. PIC has provided investment management services since 1951. As of July 31, 2006, PIC had $3.4 billion in assets under management. PIC is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, PIC will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Growth and/or U.S. Mid Cap Growth categories, as follows:

U.S. Large Cap Growth / U.S. Mid Cap Growth – PIC’s investment philosophy is that sustainable revenue growth is the most important contributor to long-term stock appreciation. PIC believes that stock prices and earnings are highly correlated and that over time capital markets reward companies that have above average growth.

PIC seeks out companies which have at least one or more catalysts for growth, such as new products, exploitation of demographic trends, proprietary products, gaining market share, and/or changing cost structure. Ideal investment candidates will have well thought out management goals supported by stringent controls, a proven track record of superior revenue and earnings growth, strong pretax margins, low levels of debt, leading market share, high return on equity, high reinvestment rates, and attractive relative valuations. In the mid-cap market, PIC seeks companies operating in emerging and high growth sectors of the economy.

PIC employs a team approach to investment management with each mid-cap and large-cap team making their own buy and sell decisions. Each team has one or more lead portfolio managers who screen trades to ensure consistency with the team’s strategy for the particular investment product. The teams evaluate key economic and market criteria and further review PIC’s analysts’ bottom-up stock recommendations.

Rogge Global Partners PLC (“Rogge”), a United Kingdom corporation located at Sion Hall, 56 Victoria Embankment, London, England, United Kingdom EC4Y ODZ, is a sub-advisor to the Asset Allocation Funds. Rogge has provided investment management services since 1984. As of July 31, 2006, Rogge had $19 billion in assets under management. Rogge is a majority-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Rogge will invest a portion of each of the Asset Allocation Fund’s assets allocated to fixed income investments in the International Bond category, as follows:

International Bond – Rogge’s approach to investing is based on the belief that early identification of significant investment opportunities can be achieved most consistently through a process of relative value analysis across countries, sectors, and companies. Rogge believes that healthy countries, sectors, and companies produce the highest bond and currency returns over time. Portfolios are constructed using a four-step process. The first step of the process is a Relative Value Analysis across countries in which fundamentally based research is used to identify those countries in which Rogge wants to invest. In the second step of the process, Portfolio Modeling, the desired exposure for each country/currency, a duration target for each country as well as the level of credit exposure is determined. The specific issues to be held in the portfolio are determined using Micro Level Analysis, the third step in the process. A quantitative currency model is used to adjust currency exposure in the key currency pairs. Macro level views are used to determine the most attractive sectors. Implementation is the final step. When the portfolio managers

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identify changes to be made in the portfolio, they implement these changes immediately rather than trying to time the market or build a position over time. An automated, computerized trading system is used to monitor all aspects of the trading process including checking exposures across portfolios.

Thompson, Siegel & Walmsley LLC (“TS&W”), a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a sub-advisor to the Asset Allocation Funds. TS&W has provided investment management services since 1969. As of July 31, 2006, TS&W had $7.2 billion in assets under management. TS&W is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, TS&W will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Value, U.S. Small Cap Value, U.S. Small-Mid Cap Value, U.S. Mid Cap Value, and/or U.S. All Cap Value categories, as follows:

U.S. Large Cap Value / U.S. Small Cap Value / U.S. Small-Mid Cap Value / U.S. Mid Cap Value / U.S. All Cap Value – TS&W employs a relative value approach to investing. Through valuation analysis, TS&W seeks undervalued sectors, industries, and companies in the market. TW&W employs a four-factor valuation model for each investment mandate. Parts one and two of the model attempt to assess a company’s discount to private market value relative to other small and mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W uses a combination of its U.S. Large Cap Value mandate and its U.S. Small-Mid Cap Value mandate in the U.S. All Cap Value mandate. TS&W invests in stocks of companies that it expects will benefit from economic trends or other company specific catalysts and that are attractively valued relative to their fundamentals and other companies in the market. TS&W’s decision to sell a security depends on many factors.

Thomson Horstmann & Bryant, Inc. (“THB”), a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663, is a sub-advisor to the Asset Allocation Funds. THB has provided investment management services since 1982. As of July 31, 2006, THB had $2.4 billion in assets under management. THB is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, THB will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Small Cap Value and/or U.S. Mid Cap Value categories, as follows:

U.S. Small Cap Value/U.S. Mid Cap Value – The core philosophy of the firm, with refinements reflecting the institutionalization of the marketplace, has remained intact throughout the existence of the firm: construction of actively team-managed, broadly diversified institutional portfolios of small capitalization equities will over full market cycles reflect superior performance with lower volatility.

The research process at THB looks to evaluate companies with three sets of criteria in mind: valuation, quality, and potential for growth. To begin, the firm attempts to identify securities where either the market has significantly undervalued the potential of the company with regards to its operating structure and profitability, or has failed to recognize the inherent value on a cost replacement basis. With conservative valuation as a basis, THB looks to evaluate companies from a quality perspective with particular focus on profitability, capital structure, and coverage ratios. A bias to relatively low price-to-earnings multiple securities and relatively low institutional ownership characterize security preference.

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Advisory Fees

The table below shows the aggregate fee paid to the Advisor for the fiscal year ended July 31, 2006 as a percentage of average net assets.

Advisory Fee
Old Mutual Analytic Defensive Equity Fund	0.95%
Old Mutual Analytic Global Defensive Equity Fund	1.15%
Old Mutual Asset Allocation Balanced Portfolio	0.90%
Old Mutual Asset Allocation Conservative Portfolio	0.85%
Old Mutual Asset Allocation Growth Portfolio	0.95%
Old Mutual Asset Allocation Moderate Growth Portfolio	0.90%
Old Mutual Clay Finlay China Fund	1.35%
Old Mutual Clay Finlay Emerging Markets Fund	1.15%
Old Mutual Copper Rock Emerging Growth Fund	0.90%
Old Mutual International Equity Fund	1.00%

The Sub-Advisors are entitled to receive a fee from the Advisor. The fee arrangement for each Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of (i) the investment advisory agreement for Old Mutual Analytic Global Defensive Equity Fund, the investment advisory agreement for the Asset Allocation Funds, and the applicable investment sub-advisory agreements are available in the Trust’s annual report to shareholders dated July 31, 2006; (ii) the investment advisory agreement for Old Mutual Copper Rock Emerging Growth Fund, the investment advisory agreement for Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, and the applicable investment sub-advisory agreements are available in the Trust’s semi-annual report to shareholders dated January 31, 2006; and (iii) the investment advisory agreement for Old Mutual Analytic Defensive Equity Fund and the applicable investment sub-advisory agreement are available in the Trust’s annual report to shareholders dated December 31, 2005. The back cover of this Prospectus explains how you can obtain a copy of the shareholder reports.

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The Portfolio Managers

The following summarizes the experience of the members of the portfolio management team at each Sub-Advisor primarily responsible for the day-to-day management of the Funds’ portfolios. Except as otherwise noted, each portfolio manager listed below has served in his/her current position for the last 5 years and is a member of the portfolio management team for each of the Funds for which the applicable Sub-Advisor is an investment sub-advisor.

	Name (Role on Team)	Business Experience
Acadian Asset Management, Inc.	Dr. Gary L. Bergstrom (Co-Manager)	Chairman, Acadian.
	Ronald D. Frashure (Co-Lead Manager)	President and Co-Chief Investment Officer, Acadian.
	John R. Chisholm (Co-Lead Manager)	Executive Vice President and Co-Chief Investment Officer, Acadian.
	Dr. Charles Wang (Co-Manager)	Senior Vice President and Co-Director of Research and Portfolio Manager, Acadian.
	Brian K. Wolahan (Co-Manager)	Senior Vice President, Co-Director of Research and Portfolio Manager, Acadian.
	Raymond F. Mui (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
	Richard O. Barry (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
	Matthew J. Cohen (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
Brendan O. Bradley (Co-Manager)

Senior Vice President, Portfolio Manager and Quantitative Research Specialist, Acadian, since 2004; Vice President, Upstream Technologies, from 2002 to 2004; Research Associate, Samuelson Portfolio Strategies, from 1999 to 2002.

Terry C. Burnham (Co-Manager)

Senior Vice President and Portfolio Manager, and Director of Economics, Acadian, since 2005; Professor of Economics, Harvard Kennedy School of Government and Harvard Business School, from 1997 to 2004.

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Analytic Investors, Inc.	Harindra de Silva, Ph.D., CFA (Co-Manager: Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and Asset Allocation Funds)	President and Portfolio Manager, Analytic.
	Gregory McMurran (Co-Manager: Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and Asset Allocation Funds)	Chief Investment Officer and Portfolio Manager, Analytic.
	Dennis M. Bein, CFA (Co-Manager: Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and Asset Allocation Funds)	Chief Investment Officer and Portfolio Manager, Analytic.
	Steven Sapra, CFA (Co-Manager: Old Mutual Analytic Defensive Equity Fund and Asset Allocation Funds)	Portfolio Manager, Analytic.
	Scott Barker, CFA (Co-Manager: Analytic Defensive Equity Fund and Old Mutual Analytic Global Defensive Equity Fund)	Portfolio Manager, Analytic.
	Robert Murdock, Ph.D., CFA (Co-Manager: Analytic Defensive Equity Fund and Old Mutual Analytic Global Defensive Equity Fund	Portfolio Manager, Analytic.
	Doug Savarese, CFA (Co-Manager: Old Mutual Analytic Global Defensive Equity Fund)	Portfolio Manager, Analytic.
	David Krider (Co-Manager: Old Mutual Analytic Global Defensive Equity Fund)	Portfolio Manager, Analytic, since July 2006; Research Analyst, Analytic, June 2005 – July 2006; Founder and Chief Technology Officer, Visualize, Inc., from 1996 to 2005.

Barrow, Hanley, Mewhinney & Strauss, Inc.	James P. Barrow (Co-Manager, Equity)	Founder and Portfolio Manager, Barrow, Hanley.

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	Richard A. Englander, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	J. Ray Nixon, Jr. (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	Robert J. Chambers, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	Timothy J. Culler, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	David R. Hardin (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.
	Mark C. Luchsinger, CFA (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.
	J. Scott McDonald, CFA (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.
	Deborah A. Petruzzelli (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley, since 2003; Portfolio Manager, Victory Capital Management Inc., from 2000 to 2003.
	John S. Williams, CFA (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.

Clay Finlay Inc.	Robert C. Schletter, CFA (Co-Manager, Americas Specialty)	Chief Investment Officer, Clay Finlay.
	Carol Franklin, CFA (Co-Manager, Europe Specialty)	Senior Portfolio Manager, Clay Finlay, since 2004; Managing Director and Head of Global Equity Selection Team, Deutsche Asset Management, from 2001 to 2002.
	Lauren C. Lambert, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2002; Portfolio Manager and Analyst, Scudder Stevens & Clark and its successor companies, from 1994 to 2002.
	Steven Miller (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Miwa Seki (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.

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	Jonathan D. Allen, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Miho Saito (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2005; Senior Investment Manager, Government of Singapore Investment Corporation, 1997 to 2005.
	Gregory Stanek, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
Francoise Vappereau (Co-Manager)

Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2005; Investment Consultant, Research Works, 2003 to 2004; Senior Manager/Strategy Coordinator and Senior Equity Fund Manager, Lombard Odier & Cie, 1984 to 2002.

	Henrik Strabo (Co-Manager)	Co-Chief Investment Officer and Director, Clay Finlay, since September 2006; Chief Investment Officer, International Equities, American Century, 1993 to August 2006.
	Christopher Lively, CFA (Co-Manager, Emerging Markets and Asia Pacific ex Japan Specialty)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since November 2006; Senior Portfolio Manager, Legg Mason, 2000 to October 2006.

Copper Rock Capital Partners, LLC	Tucker M. Walsh (Co-Manager)	Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager, Copper Rock, since 2005; Managing Director, State Street Research & Management Company, from 1997 to 2005.
	Michael Malouf, CFA (Co-Manager)	President and Portfolio Manager, Copper Rock, since 2005; Managing Director, Neuberger Berman LLC, from 1998 to 2002.

Dwight Asset Management Company	David T. Kilborn (Co-Manager, Fixed-Income)	Senior Vice President and Head of Fixed Income (Asset-Backed Securities), Dwight.
	Robert P. Clancy (Co-Manager, Fixed-Income)	Senior Vice President (Mortgage-Backed Securities), Dwight.
	Derrick Wulf, CFA (Co-Manager, Fixed-Income)	Senior Vice President (Commercial Mortgage-Backed Securities), Dwight.

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	Edward Meigs, CFA (Co-Manager, High Yield)	Senior Vice President (High Yield Corporates), Dwight.
	Sean Slein, CFA (Co-Manager, High Yield)	Vice President (High Yield Corporates), Dwight.

Heitman Real Estate Securities LLC	Timothy J. Pire, CFA (Co-Manager)	Managing Director and Portfolio Manager, Heitman.
	Larry S. Antonatos (Co-Manager)	Executive Vice President and Portfolio Manager, Heitman.

Liberty Ridge Capital, Inc.	James B. Bell, CFA (Manager, U.S. Small Cap Blend)	Vice President and Portfolio Manager, Liberty Ridge Capital, since 2004; Research Analyst, Liberty Ridge Capital, from 2001 to 2004.
	Jerome J. Heppelmann, CFA (Manager, U.S. Large Cap Blend and U.S. Mid Cap Blend)	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager, Liberty Ridge Capital.

Provident Investment Counsel, Inc.	James M. Landreth, CFA (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC.
	John J. Yoon, CFA * (Co-Manager, Mid-Cap Growth)	Senior Vice President, PIC.
	Richard S. Campagna (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC, since 2005; Portfolio Manager, Managing Director and Head of Research, Shaker Investments, LLC, from 2001 to 2005.
	Susan J. Perkins, CFA (Co-Manager, Flex Growth)	Senior Vice President, PIC, since February 2004; with PIC since November 1999.
	Sean C. Kraus, CFA (Co-Manager, Flex Growth)	Senior Vice President, PIC.

Rogge Global Partners PLC	Olaf Rogge (Co-Manager)	Founder, Rogge.
	Richard Bell (Co-Manager)	Partner and Portfolio Manager, Rogge.
	John Graham (Co-Manager)	Partner and Portfolio Manager, Rogge.

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	Adrian James (Co-Manager)	Partner and Portfolio Manager, Rogge.

Thompson, Siegel & Walmsley LLC	Elizabeth Cabell Jennings, CFA (Co-Manager, Large Cap)	Senior Vice President, TS&W.
	Paul A. Ferwerda, CFA (Co-Manager, Small and All Cap)	Senior Vice President, TS&W.
	Horace P. Whitworth, CFA, CPA (Co-Manager, Large Cap)	Senior Vice President, TS&W.
	Frank H. Reichel, III, CFA (Manager, Small Cap)	Senior Vice President, TS&W.
	Charles J. Wittmann, CFA (Co-Manager, Small and Small-Mid Cap)	Research Analyst/Portfolio Manager, TS&W, since 2004; Partner/Portfolio Manager/Sector Analyst, Shockoe Capital, LLC, from 2001 to 2004.
	John S. Pickler, CFA (Co-Manager, Mid and Large Cap)	Vice President, TS&W, since 2002.
	H.B. Thomson III (Co-Manager, Director of Research)	Senior Vice President, TS&W.
	Brett P. Hawkins, CFA, CPA (Co-Manager, Mid and Small-Mid Cap)	Vice President, TS&W.

Thomson Horstmann & Bryant, Inc.	Alexander Thomson (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	Richard Horstmann (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	William Bryant (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	Chad Nelson, CFA (Co-Manager)	Chief Investment Officer and Portfolio Manager, THB.

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Chris Cuesta, CFA (Co-Manager)	Portfolio Manager, THB.

* Effective July 1, 2007, Mr. Yoon will no longer be a portfolio manager of the Funds.

For more information on the Funds’ portfolio managers, their compensation, other accounts managed by them, and their ownership of shares of the Funds, please see the SAI.

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YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund are called the net asset value (“NAV”). NAV per share class of a Fund is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance.

If a Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Funds may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer. Financial Intermediaries and the Funds may reserve the right not to accept customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to a Fund or an affiliate of a Fund in a timely manner. A Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at a Fund’s NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

Valuing Portfolio Securities

A Fund uses pricing services to determine the market value of the securities in its portfolio. A Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio. Short-term investments are priced at amortized cost, which approximates market value.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make a Fund less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of a Fund’s long-term shareholders.

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Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of a Fund’s securities holdings on such days may affect the value of the Fund’s shares on days when you will not be able to purchase, exchange, or redeem shares. If a Fund holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

Policy Regarding Excessive or Short-Term Trading

While the Funds provide shareholders with daily liquidity, the Funds are intended to be long-term investment vehicles and are not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of a Fund’s shares may:

•	cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Funds, the Advisor, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that we will be able to identify and restrict all such trading in the Funds. The Advisor and its agents cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to a Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

Funds that invest in overseas markets are subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted, and the Advisor and its agents have implemented, the following tools to discourage short-term trading in the Funds, including time-zone arbitrage:

•	trade activity monitoring;
•	trading guidelines;
•	redemption/exchange fee; and
•	fair value pricing.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in a Fund will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments, which are inherently subjective. The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Advisor and its agents may consider an investor's trading history in the Funds, other funds, and accounts under common ownership, influence, or control. The Advisor and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Advisor and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Advisor, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder

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that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, the Advisor and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The Advisor and its agents apply the excessive short-term trading policy uniformly to all Financial Intermediaries. The ability of the Advisor and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited because Financial Intermediaries often maintain the underlying shareholder accounts in omnibus accounts. The Advisor and its agents rely on Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Funds’ short-term trading policy on shareholders in such accounts. In compliance with Rule 22c-2 of the 1940 Act, the Trust has in place with each Financial Intermediary an agreement (“Shareholder Information Agreement”) that requires the Financial Intermediary to (i) provide the taxpayer identification numbers and transaction information about Fund shareholders who hold their shares through the Financial Intermediary, (ii) use its best efforts to determine, upon request of the Trust, whether any other person that holds Fund shares through the Financial Intermediary is itself a financial intermediary (“indirect intermediary”), and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (iii) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Fund shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies. These contractual arrangements will enhance the Advisor’s ability to monitor trades placed through omnibus accounts. However, there is no assurance that Financial Intermediaries will, in all instances, cooperate with the Advisor in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

Trading Guidelines

If a shareholder exceeds four exchanges out of a Fund per calendar year or if a Fund, the Advisor, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Funds and the Advisor and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Funds to purchase shares of one or more other retail mutual funds advised by the Advisor (collectively with the Funds, the “Old Mutual Funds”) is considered a single exchange. A Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by a Fund and may be cancelled or revoked. The Advisor may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Advisor and the Funds also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

Redemption/Exchange Fee

A Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. A Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of a Fund

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have been held, the Advisor assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

A Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

A Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

1.	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;
2.

total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with a Fund to waive or not to impose the fee;

3.	total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with a Fund or a Financial Intermediary;
4.	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
5.	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
6.	redemptions initiated by a Fund, as permitted in this Prospectus.

The Funds’ goal is to apply the redemption/exchange fee to all shares regardless of the type of account through which the shares are held.

Fair Value Pricing

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

Choosing a Share Class

Each Fund has four classes of shares, two of which, Class A and Class C, are offered by this Prospectus. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Funds, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you.

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Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.75%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Sales Charges

The sales charge information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund’s NAV per share plus any applicable initial sales charge.

Class A shares of a Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the Public Offering Price on purchases of less than $1 million.

Investor's Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price Invested	As a Percentage of the Net Amount Invested

Less than $100,000	5.75%	6.10%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.25%	3.36%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

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▪

on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See "Class A Purchases Subject to Contingent Deferred Sales Charges" below.

▪      on additional purchases of one or more Old Mutual Funds that result in account balances of Class A shares of $1 million or more.

▪	on shares purchased by reinvesting dividends and distributions.

▪      when exchanging shares among Old Mutual Funds with the same or higher initial sales charges (see the "Your Investment - General Policies" section of this Prospectus for more information on exchanges between funds).

▪      when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

▪	when a merger, consolidation, or acquisition of assets of a Fund occurs.
▪	if you are the Advisor, an affiliated company of the Advisor, or the Sub-Advisors and you purchase your shares directly through Old Mutual Investment Partners (the “Distributor”).
•	if you are an employee benefit plan established for employees of the Advisor or its affiliates.
▪	if you are a discretionary advised client of the Advisor, Sub-Advisors, or their affiliates.
▪

if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of a Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person's employer.

▪      if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the Old Mutual Funds (except Old Mutual Cash Reserves Fund).

▪      if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of a Fund in connection with such services.

▪

if you are a pension, profit-sharing, or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reduction of initial sales charges, only the participants' individual investments in the plans.

▪

if you are an individual or entity with a substantial business relationship with the Trust or the Advisor, as determined by a Vice President or more senior officer of the Trust or the Advisor, and you purchase your shares directly through the Distributor.

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Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described above. These qualified purchasers include the following:

Individuals

▪	an individual, his or her spouse, or children residing in the same household;
▪	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

▪	a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

▪      any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months, and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase

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of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of a Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

▪

where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

▪

managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of a Fund in connection with such services.

▪      on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

▪	on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor's order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Old Mutual Funds in all of the investor's related accounts exceeds $1 million. For purposes of this policy, "related accounts" refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under "Purchasers Qualifying for Reductions in Initial Sales Charges" earlier in this section of the Prospectus. In no event will the Trust honor an order to purchase more than $1 million of Class C shares.

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Class C Purchases Not Subject to Contingent Deferred Sales Charges

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

▪	if you redeem shares acquired through reinvestment of dividends and distributions.
▪	on increases in the NAV of your shares.
▪	on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any 12-month period.

▪      when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the SAI for more information on the redemption privilege.

▪      upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

▪

upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician's certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or to be of long-continued and indefinite duration.

▪	on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2.
▪	on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.
▪	on the liquidation of a shareholders’ account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C shares at reduced or without sales charges. Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first, and then shares in the order of purchase.

Buying Shares

You may purchase Class A and Class C shares of a Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund. Such financial institutions may charge you a fee for this service in addition to a Fund’s public offering price. Purchases of shares of a Fund may be made on any day on which the NYSE is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Fund

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so that your may receive the same day’s NAV. The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Concepts to Understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, individuals should call 888.744.5050 or a tax professional and investment professionals should call 888.772.2888 or a tax professional.

Minimum Investments *

	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans (“SIP”) - I [1]	$500	$25
SIP-II [2]	no minimum	$50

*	A Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

[1]	If a SIP-I is established, the minimum initial investment for a Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

[2]	An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

Selling Shares

You may sell your Fund shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Funds’ transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at a Fund's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. A Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to 7 days. Also, if a Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

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Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

▪	Redemptions by check, wire, or ACH in excess of $50,000;
▪	Requests to send proceeds to a different address or payee;
▪	Requests to send proceeds to an address that has been changed within the last 30 days; and
▪	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency, or savings association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By: [Signature]
Title: [Title of Signatory]

General Policies

▪

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Funds are required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Funds reserve the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

▪      The Funds are not available to new foreign investors. A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

▪	The Funds may reject purchase orders.
▪	The Funds reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of a Fund in any 90-day period.
▪

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Funds’ transfer agent so that you may receive that same day's NAV per share.

▪

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

▪

Because of the relatively high cost of maintaining smaller accounts, a Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. A Fund will provide 60 days’ prior notice of the imposition of this fee. A Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

▪	For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of

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such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

▪	Asset allocation programs set up in networked accounts, which have been pre-approved by a Fund, will not be subject to the minimum account balances as described above.
▪

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial advisor or broker-dealer.

Exchanges between Funds

You may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Old Mutual Funds. However, if you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The minimum investment requirements, as stated above, also apply to exchanges.

If a shareholder exceeds four exchanges out of any of the Funds per calendar year, or if a Fund, the Advisor, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled "Your Investment - Policy Regarding Short-Term or Excessive Trading" for details of the Trust's trading guidelines and redemption/exchange fee.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

Systematic Withdrawal Plan

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund account to your designated checking or savings account.

▪	Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

Householding

To keep the Funds’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

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Dividends and Taxes

The Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains, if available. Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund pay net investment income and distributions from capital gains annually. Old Mutual Asset Allocation Balanced Portfolio and Old Mutual Asset Allocation Conservative Portfolio pay net investment income quarterly and distributions from capital gains annually. Dividends and distributions will be reinvested in your Fund account unless you instruct a Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below. Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

If you purchase shares of a Fund shortly before it declares a dividend or a distribution, you will be “buying a dividend” – that is, a portion of your investment in such Fund may be returned to you in the form of a taxable distribution.

A sale or exchange of shares of a Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of a Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of a Fund sold or exchanged after one year. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from a Fund. Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	15%

Distribution Arrangements

The Trust, on behalf of Class A and Class C shares of the Funds, has adopted Distribution Plans and a Service Plan pursuant to which the Funds pay distribution fees to the Distributor and service fees to the

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Distributor, brokers, dealers, or other Financial Intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future. Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and/or service fees are paid out of a Fund's Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the "Fund Summaries" and "Your Investment - Choosing a Share Class" sections of this Prospectus for details on the distribution and service fees.

Payments to Financial Intermediaries

The Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Your Investment - Choosing a Share Class" section of this Prospectus.

Payments by the Distributor, the Advisor, or their Affiliates

The Distributor, or one or more of its affiliates, from time to time, makes payments from its own resources to Financial Intermediaries in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Funds on the Financial Intermediary's sales system, placing the Trust and the Funds on the Financial Intermediary's preferred or recommended list, marketing support services, networking, and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

From time to time, the Distributor, or its affiliates, pay "networking fees" to certain broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

The Advisor, or its affiliates, pay certain Financial Intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary's sales and/or the value of Fund shares within a Financial Intermediary's client accounts. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

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The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Advisor and the Sub-Advisors will benefit from the Distributor's activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such Financial Intermediaries.

Revenue sharing payments may provide Financial Intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended July 31, 2006, the Distributor, the Advisor, or one or more of their affiliates, made revenue sharing payments to the following Financial Intermediaries: ADP, Charles Schwab, Edgewood, Fidelity, Fiserv Trust Company, GWFS, Investment Manager Services, JP Morgan, Merrill Lynch, Morgan Stanley, MSCS Financial Services, National Investors, Pershing, Prudential Investment Management Services, Raymond James, RBC Dain Rauscher, RW Baird, Smith Barney, Trustlynx, and USB.

Payments by the Funds

Like the Advisor and its affiliates, the Funds may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, the Advisor, their affiliates, or the Funds to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of each Fund’s Class A and Class C shares for the period from commencement of operations through the fiscal year ended July 31, 2006. The total returns for a Fund represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by calling the Funds toll-free at 888.772.2888.

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																Ratio
																of Expenses
																to Average
	Net			Realized							Net		Net	Ratio of	Ratio of Net	Net Assets
	Asset	Net		and				Dividends	Distributions	Total	Asset		Assets	Expenses	Investment	(Excluding
	Value,	Investment		Unrealized			Total	from Net	from	Dividends	Value,		at End	to Average	Income (Loss)	Waivers and	Portfolio
	Beginning	Income		Gains on		Redemption	from	Investment	Capital	and	End	Total	of Period	Net	to Average	Fees Paid	Turnover
	of Period	(Loss)		Securities		Fees	Operations	Income	Gains	Distributions	of Period	Return †	(000)	Assets††	Net Assets ††	Indirectly)††	Rate †
Old Mutual Asset Allocation Conservative Portfolio
Class A
2006	$ 10.53	$ 0.26	*	$ 0.10	*	$ -	$ 0.36	$ (0.20)	$ (0.05)	$ (0.25)	$ 10.64	3.39%	$ 8,588	1.50%	2.46%	2.35%	146.84%
2005**	10.00	0.16	*	0.47	*	-	0.63	(0.10)	-	(0.10)	10.53	6.36%	6,684	1.50%	1.87%	4.68%	170.31%
Class C
2006	$ 10.50	$ 0.18	*	$ 0.10	*	$ -	$ 0.28	$ (0.13)	$ (0.05)	$ (0.18)	$ 10.60	2.63%	$ 18,253	2.25%	1.74%	2.75%	146.84%
2005**	10.00	0.10	*	0.47	*	-	0.57	(0.07)	-	(0.07)	10.50	5.75%	7,914	2.25%	1.15%	4.92%	170.31%

Old Mutual Asset Allocation Balanced Portfolio
Class A
2006	$ 11.02	$ 0.16	*	$ 0.47	*	$ -	$ 0.63	$ (0.12)	$ (0.08)	$ (0.20)	$ 11.45	5.76%	$ 37,679	1.55%	1.40%	1.82%	129.99%
2005**	10.00	0.10	*	0.98	*	-	1.08	(0.06)	-	(0.06)	11.02	10.83%	19,481	1.55%	1.13%	4.42%	125.19%
Class C
2006	$ 11.00	$ 0.07	*	$ 0.48	*	$ -	$ 0.55	$ (0.05)	$ (0.08)	$ (0.13)	$ 11.42	5.00%	$ 61,845	2.30%	0.66%	2.54%	129.99%
2005**	10.00	0.03	*	1.00	*	-	1.03	(0.03)	-	(0.03)	11.00	10.31%	24,342	2.30%	0.38%	4.92%	125.19%

Old Mutual Asset Allocation Moderate Growth Portfolio
Class A
2006	$ 11.30	$ 0.09	*	$ 0.76	*	$ -	$ 0.85	$ (0.03)	$ (0.05)	$ (0.08)	$ 12.07	7.58%	$ 46,242	1.55%	0.76%	1.91%	111.99%
2005**	10.00	0.06	*	1.25	*	-	1.31	(0.01)	-	(0.01)	11.30	13.11%	17,736	1.55%	0.70%	4.92%	98.50%
Class C
2006	$ 11.24	$ -	*	$ 0.76	*	$ -	$ 0.76	$ -	$ (0.05)	$ (0.05)	$ 11.95	6.80%	$ 95,984	2.30%	0.01%	2.62%	111.99%
2005**	10.00	-	*	1.24	*	-	1.24	-	-	-	11.24	12.44%	30,905	2.30%	-0.03%	5.44%	98.50%

Old Mutual Asset Allocation Growth Portfolio
Class A
2006	$ 11.68	$ 0.02	*	$ 1.12	*	$ -	$ 1.14	$ (0.02)	$ (0.10)	$ (0.12)	$ 12.70	9.75%	$ 30,459	1.60%	0.17%	2.22%	94.12%
2005**	10.00	0.03	*	1.66	*	-	1.69	(0.01)	-	(0.01)	11.68	16.91%	10,443	1.60%	0.33%	5.02%	59.93%
Class C
2006	$ 11.61	$ (0.07)	*	$ 1.11	*	$ -	$ 1.04	$ -	$ (0.10)	$ (0.10)	$ 12.55	8.97%	$ 50,152	2.35%	-0.58%	2.93%	94.12%
2005**	10.00	(0.04)	*	1.65	*	-	1.61	-	-	-	11.61	16.15%	13,256	2.35%	-0.44%	5.63%	59.93%

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Old Mutual Analytic Defensive Equity Fund (1)
Class A
2006(3)	$ 12.84	$ 0.05	*	$ 0.32	* #	$ -	$ 0.37	$ -	$ -	$ -	$ 13.21	2.88%	#	$ 295,095	1.51%	(4)	0.57%	2.18%	59.61%
2005(2)	12.30	0.05	*	1.09	*	-	1.14	(0.27)	(0.33)	(0.60)	12.84	9.27%		129,960	1.98%	(4)	0.64%	2.06%	81.00%
Class C
2006(3)	$ 12.81	$ (0.01)	*	$ 0.31	* #	$ -	$ 0.30	$ -	$ -	$ -	$ 13.11	2.34%	#	$ 202,766	2.26%	(4)	-0.17%	2.86%	59.61%
2005(2)	12.30	(0.01)	*	1.09	*	-	1.08	(0.24)	(0.33)	(0.57)	12.81	8.78%		86,752	2.61%	(4)	-0.09%	2.68%	81.00%

Old Mutual Analytic Global Defensive Equity Fundˆˆ
Class A
2006	$ 10.00	$ (0.02)	*	$ 0.07	*	$ -	$ 0.05	$ -	$ -	$ -	$ 10.05	0.50%		$ 257	2.80%	†††	-1.19%	12.44%	19.97%
Class C
2006	$ 10.00	$ (0.03)	*	$ 0.06	*	$ -	$ 0.03	$ -	$ -	$ -	$ 10.03	0.30%		$ 111	3.55%	†††	-1.87%	24.73%	19.97%

Old Mutual Clay Finlay China Fundˆ
Class A
2006	$ 10.00	$ 0.01	*	$ 3.22	*	$ -	$ 3.23	$ -	$ -	$ -	$ 13.23	32.30%		$ 2,532	2.10%		0.12%	6.65%	50.80%
Class C
2006	$ 10.00	$ (0.06)	*	$ 3.24	*	$ -	$ 3.18	$ -	$ -	$ -	$ 13.18	31.80%		$ 793	2.85%		-0.76%	11.53%	50.80%

Old Mutual Clay Finlay Emerging Markets Fundˆ
Class A
2006	$ 10.00	$ (0.01)	*	$ 1.09	*	$ -	$ 1.08	$ -	$ -	$ -	$ 11.08	10.80%		$ 346	2.10%		-0.22%	21.06%	82.86%
Class C
2006	$ 10.00	$ (0.07)	*	$ 1.11	*	$ -	$ 1.04	$ -	$ -	$ -	$ 11.04	10.40%		$ 85	2.85%		-1.05%	55.88%	82.86%

Old Mutual Copper Rock Emerging Growth Fundˆˆˆ
Class A
2006	$ 10.00	$ (0.13)	*	$ 0.65	*	$ -	$ 0.52	$ -	$ -	$ -	$ 10.52	5.20%		$ 20,814	1.55%		-1.15%	2.97%	282.22%
2005	10.00	-	*	-	*	-	-	-	-	-	10.00	0.00%		2,500	‡ ‡		‡ ‡	‡ ‡	‡ ‡
Class C
2006	$ 10.00	$ (0.21)	*	$ 0.64	*	$ -	$ 0.43	$ -	$ -	$ -	$ 10.43	4.30%		$ 384	2.30%		-1.89%	15.96%	282.22%
2005	10.00	-	*	-	*	-	-	-	-	-	10.00	0.00%		-	‡ ‡		‡ ‡	‡ ‡	‡ ‡

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Old Mutual International Equity Fundˆ
Class A
2006	$ 10.00	$ 0.18	* $ 0.77	*	$ -	$ 0.95	$ -	$ -	$ -	$ 10.95	9.50%	$ 251	1.70%	2.94%	30.10%	48.74%
Class C
2006	$ 10.00	$ 0.12	* $ 0.79	*	$ -	$ 0.91	$ -	$ -	$ -	$ 10.91	9.10%	$ 170	2.45%	1.88%	39.12%	48.74%

*	Per share amounts for the year or period are calculated based on average outstanding shares.
**	Fund commenced operations on September 30, 2004.
#	Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†

Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

††	Ratios for periods less than one year have been annualized.
†††	The impact of dividend expense is 0.79% for all classes.
‡ ‡	This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
ˆ	Fund commenced operations December 30, 2005.
ˆˆ	Fund commenced operations May 31, 2006.
ˆˆˆ	Fund commenced operations July 29, 2005.
(1)

On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.

(2)	Commenced operations March 31, 2005.
(3)	The Old Mutual Analytic Defensive Equity Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.
(4)	Impact of Dividend Expense for Old Mutual Analytic Defensive Equity Fund as a ratio to average net assets:
		A	C
	2006	0.34%	0.34%
	2005	0.41%	0.35%
	2004	n/a	n/a
	2003	n/a	n/a
	2002	n/a	n/a
	2001	n/a	n/a

Amounts designated as "—" are either $0 or have been rounded to $0.

98

For More Information

For investors who want more information about the Funds, the following documents are available, without charge, upon request:

Statement of Additional Information (SAI)

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports to shareholders provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year or half-year.

The SAI and annual and semi-annual reports are available on the Funds’ website at oldmutualfunds.com. You may also contact your broker, dealer, or financial advisor or call the Funds toll-free at 888.772.2888 to request the SAI, annual and semi-annual reports, or other information about the Funds, and to make shareholder inquiries.

Reports and other information about Old Mutual Advisor Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. Reports and other information about Old Mutual Advisor Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

ADVISOR

Old Mutual Capital, Inc.

4643 South Ulster Street, Suite 600

Denver, CO 80237

DISTRIBUTOR

Old Mutual Investment Partners

4643 South Ulster Street, Suite 600

Denver, CO 80237

SEC FILE NUMBER 811-21587

OMAF-COMBINED-PRO 06/07

R-07-045 06/2007

Old Mutual Advisor Funds

PROSPECTUS

CLASS Z AND INSTITUTIONAL CLASS SHARES

June 4, 2007

Old Mutual Analytic Defensive Equity Fund
Old Mutual Analytic Global Defensive Equity Fund
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Growth Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the shares of any of the funds listed above (individually, a “Fund” and collectively, the “Funds”) or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARIES	1
Old Mutual Analytic Defensive Equity Fund	1
Old Mutual Analytic Global Defensive Equity Fund	8
Old Mutual Asset Allocation Balanced Portfolio	15
Old Mutual Asset Allocation Conservative Portfolio	21
Old Mutual Asset Allocation Growth Portfolio	27
Old Mutual Asset Allocation Moderate Growth Portfolio	33
Old Mutual Clay Finlay China Fund	39
Old Mutual Clay Finlay Emerging Markets Fund	44
Old Mutual Copper Rock Emerging Growth Fund	49
Old Mutual International Equity Fund	53
MORE ABOUT THE FUNDS	57
Investment Strategies and Risks	57
More About Investment Strategies and Risks	61
Portfolio Holdings Disclosure	62
THE ADVISOR & SUB-ADVISORS	63
The Advisor	63
Strategic Asset Allocation Consultant	63
The Sub-Advisors	63
Advisory Fees	70
The Portfolio Managers	71
YOUR INVESTMENT	78
Your Share Price	78
Valuing Portfolio Securities	78
Policy Regarding Excessive or Short-Term Trading	79
Choosing a Share Class	81
Buying Shares	82
Selling Shares	83
General Policies	84
Dividends and Taxes	85
Payments to Financial Intermediaries	86
FINANCIAL HIGHLIGHTS	88

INTRODUCTION

An Introduction to Old Mutual Advisor Funds® and this Prospectus

Old Mutual Advisor Funds (the “Trust”) offers a convenient and economical means of investing in professionally managed portfolios of securities, called mutual funds. This Prospectus offers Class Z and Institutional Class shares of each of the Funds.

Each Fund has its own investment objective and strategies for achieving that objective. Before investing, make sure that a Fund’s objective matches your own. A description of each Fund’s objective, main investment strategies, main investment risks, and fees and expense are described under the Fund Summaries section of this Prospectus.

The Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Funds also may not be suitable for investors who require regular income or stability of principal.

This Prospectus contains important information you should know before investing in the Funds and as a shareholder in the Funds. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

Investment Advisor, Strategic Asset Allocation Consultant, and Sub-Advisors

Old Mutual Capital, Inc. (the "Advisor") is the investment advisor to the Funds and Ibbotson Associates Advisors, LLC is the strategic asset allocation consultant to the Advisor. The Advisor has retained the following sub-advisors to assist in managing the Funds: Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

[On side panel: What the Funds Are – And Aren’t

The Funds are mutual funds – pooled investments that are professionally managed and provide the opportunity to participate in financial markets. The Funds strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Funds.

An investment in the Funds is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.]

FUND SUMMARIES

[On side panel: Ticker symbols:	Class Z – ANDEX
Institutional Class – ANIEX]

Old Mutual Analytic Defensive Equity Fund

Sub-Advisor: Analytic Investors, Inc.

Investment Objective and Main Investment Strategies

Old Mutual Analytic Defensive Equity Fund (the “Fund”) seeks to obtain a greater long-term return and smaller fluctuations in quarterly total return from a diversified, hedged common stock fund than would be realized from the same fund unhedged. The Fund may change its investment objective without shareholder approval.

To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments. The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy. The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities. The Russell 1000® Index consists of the largest 1000 domestic companies based on market capitalization. The Fund buys securities “long” that the Sub-Advisor believes will outperform and sells securities “short” that the Sub-Advisor believes will underperform. The Fund intends to take long and short equity positions that may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

The Sub-Advisor selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

[On side panel: Selling Short

Short sales are transactions in which the Fund sells a security it does not own. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

Option Strategy. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, enhance distributions payable to the Fund’s shareholders, and reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing (selling) call options on equity indexes. The Fund intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors (such that it may range from 0% to 100% of net assets). For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

Buying and selling options. The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell an asset at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income. The Sub-Advisor bases its hedging decisions on estimates of the fair value and expected contribution made by an option to the overall expected return of the Fund.

Writing call options. The Fund may write (sell) covered call options to generate income. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a premium. The Fund owns a sufficient amount of the underlying shares to cover its potential obligation to deliver shares should the buyer exercise its right to purchase the shares.

Use of ‘‘broadbased’’ equity indexes. The Fund may sell call options on equity indexes, such as the Standard & Poor’s 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector, including (but not limited to) financial services, technology, pharmaceuticals, and consumer products. The Fund seeks to write options on broad and narrow-based indexes that correlate with the price movements of the Fund’s equity securities.

[On side panel: Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.

Call Options - Collecting a Premium. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or “premium.” The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

If the Option Expires. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

Other Derivative Strategies. In addition to the option strategy, the Fund may use other derivative strategies for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows;
•	maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs; and
•	enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in asset allocation strategies involving sectors by purchasing or selling futures contracts on U.S. and foreign securities indexes and other assets.

Futures contracts and related options. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other

2

financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Forward contracts. The Fund may purchase or sell forward contracts on foreign currencies to take advantage of changes in values of foreign currencies or the U.S. dollar (to generate income) or to protect against currency fluctuations (“hedging”). Generally, when the Fund invests in a foreign security the value of that security will be subject to changes in the value of the underlying currency. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time. The Fund may use non-deliverable forward (“NDF”) contracts on foreign currencies. An NDF provides for a short-term, cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot FX rate on an agreed upon notional amount of funds.

Swap agreements. The Fund may enter into swap agreements, including equity swaps, to gain exposure to a particular group of securities or to an index of securities, without actually purchasing those securities, or to hedge a position. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Generally, swap agreements are done on a net basis with the Fund receiving or paying only the net amount of the two payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors and generally have a fixed maturity date agreed upon by the parties. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, futures contracts, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party, or by mutual agreement.

In an equity swap, one of the cash flow streams exchanged will typically be based on an interest bearing reference asset. The other cash flow stream will be based on the performance of a share of stock or stock market index.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with

3

similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk. Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Net Assets. The Fund’s use of certain derivatives may be considered speculative.

Swap Risk. Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund. The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees of the Trust (the “Board”).

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Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Leverage Risk. By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than without the use of leverage. This could result in increased volatility of returns.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk. While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies. While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gains distributions.

On December 9, 2005, the Fund acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”). On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II. The Sub-Advisor used substantially similar strategies and policies to manage both funds.

Performance prior to December 9, 2005 stated below for Class Z shares is based on the performance of the Predecessor Fund’s institutional class shares. The Fund’s Class Z shares are the successor class of the Predecessor Fund’s institutional class. The Fund’s fees and expenses for Class Z shares are identical to the Predecessor Fund’s institutional class shares.

Annual Total Returns as of December 31 – Class Z 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
19.08%	28.89%	21.35%	(6.46%)	(1.98%)	(12.22%)	23.13%	9.87%	15.36%	8.69%

[1]	The year-to-date return as of March 31, 2007 is 3.53%.

During the periods shown in the bar chart, the highest return for a quarter was 16.31% (quarter ending 12/31/98) and the lowest return for a quarter was (9.55%) (quarter ending 06/30/02).

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Average Annual Total Returns as of December 31, 2006 – Institutional Class and Class Z

The table below illustrates the variability of the Fund’s returns by showing how the Fund’s average annual returns compare with a broad measure of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class Z shares. After tax returns for Institutional Class shares will vary.

	1 Year	5 Years	10 Years or Since Inception
Class Z
Returns Before Taxes	8.69%	8.29%	9.78%
Returns After Taxes on Distributions	8.59%	7.68%	7.24%
Returns After Taxes on Distributions and Sale of Fund Shares	5.65%	6.89%	7.08%
Institutional Class
Returns Before Taxes	8.69%	NA	7.49% [1]
Standard & Poor’s 500 Composite Index [2]	15.80%	6.19%	8.42%

[1]	The inception date for Institutional Class shares is December 9, 2005.

[2]	The unmanaged Standard & Poor’s 500 Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00

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Redemption/Exchange Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	None
Other Expenses
Dividend Expense on Short Sales	0.27%	0.39%
Interest Expense	0.09%	0.09%
Service Fees	None	None
Other Operating Expenses	0.51%	0.68%
Total Other Expenses	0.87%	1.16%
Total Operating Expenses	1.82%	2.11%
Fee Waivers and/or Expense Reimbursement [2]	(0.56%)	(0.90%)
Net Operating Expenses	1.26%	1.21%

[1]	Imposed on redemptions within 10 calendar days of purchase.

2      The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.20% for Class Z shares and 1.15% for Institutional Class shares through December 8, 2007 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board.

Of the 0.56% in Fee Waivers and/or Expense Reimbursement for Class Z shares, 0.53% represents a waiver of expenses incurred during the period 1/1/06 to 7/31/06 and 0.03% represents a waiver of expenses incurred during the period 12/9/05 to 12/31/05. Of the 0.90% in Fee Waivers and/or Expense Reimbursement for Institutional Class shares, 0.87% represents a waiver of expenses incurred during the period 1/1/06 to 7/31/06 and 0.03% represents a waiver of expenses incurred during the period 12/9/05 to 12/31/05.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$128	$518	$933	$2,090
Institutional Class	$123	$574	$1,051	$2,370

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[On side panel: Ticker symbols:    Class Z – ANGZX

Institutional Class – ANGIX]

Old Mutual Analytic Global Defensive Equity Fund

Sub-Advisor: Analytic Investors, Inc.

Investment Objective and Main Investment Strategies

The primary investment objective of Old Mutual Analytic Global Defensive Equity Fund (the “Fund”) is capital appreciation.

To pursue its objective, the Fund normally invests in a diversified portfolio of domestic and foreign stocks, debt securities, and derivative investments utilizing, among other things, a long-short strategy and an option strategy. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This equity strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy. The Fund invests primarily in long and short positions of publicly traded equity securities in developed markets but may also invest in emerging markets. The Fund buys securities “long” that the Sub-Advisor believes will outperform and sells securities “short” that the Sub-Advisor believes will underperform. This is not a market neutral strategy.

The Fund intends to take long and short equity positions that may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors. The cash received from short sales may be used to invest in long equity positions. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy, and may hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents. The Sub-Advisor may also increase the Fund’s short equity exposure when it believes that market conditions are particularly favorable for a short strategy, such as during periods of modest gains and moderate volatility in the global equity markets or when the market is considered to be overvalued. The Sub-Advisor will normally maintain long and short positions such that the Fund’s net long equity exposure (i.e., percentage of long equity positions minus percentage of short equity positions) does not exceed 100% of the Fund’s net assets.

The Sub-Advisor selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

[On side panel: Selling Short

Short sales are transactions in which the Fund sells a security it does not own. When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.]

Option Strategy. The Sub-Advisor may utilize options in an attempt to generate gains from option premiums, reduce overall portfolio risk, or enhance distributions payable to the Fund’s shareholders. The Fund’s option strategy primarily focuses on the use of writing (selling) call options on equity indexes.

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Writing call options. The Fund generally intends to write call options representing approximately 80% to 90% of its net assets, although the extent of the Fund’s use of written call options may vary over time based on the Sub-Advisor’s assessment of market conditions and other factors.

Use of ‘‘broadbased’’ equity indexes. The Fund may write call options on equity indexes, such as the Standard & Poor’s 500 Index, as well as on narrower market indexes or on indexes of securities of companies in a particular industry or sector. The Fund seeks to write options on broad and narrow-based indexes that correlate with the price movements of the Fund’s equity securities.

[On side panel: Options

The Fund may buy and sell options, which are agreements that give an investor the right to buy or sell a security at an agreed upon price in the future. Options may be used to protect the Fund’s investments against changes resulting from market conditions (a practice called “hedging”) or to generate income.

Call Options - Collecting a Premium. When the Fund writes a covered call option, the Fund sells the right to purchase a security on or before a predetermined date in the future in return for a fee, or “premium.” The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the stock price. Premiums received for writing call options may decrease as a result of certain factors, such as a reduction in interest rates, a decline in stock market volumes, or a decrease in the price volatility of the underlying securities on which the call options are written.

If the Option is Exercised. The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the underlying shares (or the cash if the option is on an equity index) at that price. Options are normally exercised if the market price of the security exceeds the exercise price of the option.

If the Option Expires. If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium. The Fund may continue to hold the underlying stock or may sell the position.]

Other Derivative Strategies. The Fund may use other derivative strategies for a variety of purposes, including to:

•	hedge against market and other risks in the portfolio;
•	manage cash flows;
•	maintain full market exposure, with reduced transaction costs; and
•	enhance investment returns, a strategy that may be considered speculative.

The Sub-Advisor may engage in global asset allocation strategies for the Fund by purchasing or selling futures contracts on U.S. or foreign securities indexes as well as foreign currency forward contracts and other assets.

Futures contracts and related options. The Sub-Advisor may use futures contracts in an attempt to enhance the Fund’s investment returns, as an efficient way to gain broad market exposure with reduced transaction costs, and/or to hedge against market and other risks in the Fund’s portfolio. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Forward contracts. The Fund may purchase or sell forward contracts on foreign currencies to take advantage of changes in values of foreign currencies or the U.S. dollar (to generate income) or to protect

9

against currency fluctuations (“hedging”). Generally, when the Fund invests in a foreign security the value of that security will be subject to changes in the value of the underlying currency. A forward contract on a foreign currency provides for the purchase or sale of foreign currency at an exchange rate established at the time of entering the contract but with payment and delivery at a future time. The Fund may use non-deliverable forward (“NDF”) contracts on foreign currencies. An NDF provides for a short-term, cash-settled forward foreign exchange contract, where on the settlement date, the profit or loss at the time is calculated by taking the difference between the contracted exchange rate and the spot FX rate on an agreed upon notional amount of funds.

Swap agreements. The Fund may enter into swap agreements, including equity swaps, to gain exposure to a particular group of securities or to an index of securities, without actually purchasing those securities, or to hedge a position. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Generally, swap agreements are done on a net basis with the Fund receiving or paying only the net amount of the two payments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors and generally have a fixed maturity date agreed upon by the parties. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, futures contracts, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party, or by mutual agreement.

In an equity swap, one of the cash flow streams exchanged will typically be based on an interest bearing reference asset. The other cash flow stream will be based on the performance of a share of stock or stock market index.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Short Sales Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

Segregated Account Risk. Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with

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similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Covered Call Options Risk. Investments in covered calls involve certain risks. These risks include:

•

Limited Gains. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•

Lack of Liquidity for the Option. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•

Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk. Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. The Fund uses this leverage as a means of enhancing returns without increasing its investment. Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Net Assets. The Fund’s use of certain derivatives may be considered speculative.

Swap Risk. Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund. The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees of the Trust (the “Board”).

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Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Leverage Risk. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long equity positions and make any change in the Fund’s net asset value greater than without the use of leverage. This could result in increased volatility of returns.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk. While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies. While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

Emerging Markets Risk. The Fund may invest up to 15% of its total assets in securities of issuers that are located in developing or “emerging” market countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based on securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped, emerging markets entails all of the risk of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers of industries deemed sensitive to relevant national interests.

Performance Information

Performance information is not presented since the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

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Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.15%	1.15%
Distribution (12b-1) Fees	None	None
Other Expenses
Dividend Expense on Short Sales [2]	0.79%	0.79%
Interest Expense [2]	0.06%	0.06%
Service Fees	None	None
Other Operating Expenses [2]	0.70%	0.35%
Total Other Expenses	1.55%	1.20%
Total Operating Expenses	2.70%	2.35%
Fee Waivers and/or Expense Reimbursement [3]	(0.15%)	(0.10%)
Net Operating Expenses	2.55%	2.25%

[1]	Imposed on redemptions within 10 calendar days of purchase.

[2]	Dividend Expense on Short Sales, Interest Expense, and Other Operating Expenses are based on estimated amounts for the current fiscal year.

[3]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage costs, dividend expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.70% for Class Z shares and 1.40% for Institutional Class shares. This expense limitation shall continue in effect until December 31, 2008, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

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Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years
Class Z	$258	$809
Institutional Class	$228	$713

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[On side panel: Ticker symbols:    Class Z – OMBZX

Institutional Class – OMBLX]

Old Mutual Asset Allocation Balanced Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Balanced Portfolio (the “Fund”) seeks to provide investors with capital appreciation and current income.

Under normal market conditions, the Fund expects to invest approximately 60% of its total assets in equity securities of large, medium, and small sized companies, 25% of its total assets in long- or intermediate-term fixed income securities, and 15% of its total assets in short-term fixed income and money market instruments. However, the Fund has the flexibility to invest approximately 50-70% of its total assets in equity securities of large, medium, and small sized companies, 15-35% of its total assets in long- or intermediate-term fixed income securities, and 5-25% of its total assets in short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a

15

major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund may invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

16

The Fund may also invest in foreign equity securities, derivatives, real estate investment trusts (“REITs”), and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

17

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
6.80%	11.94%

[1]	The year-to-date return as of March 31, 2007 is 2.82%.

During the periods shown in the chart, the highest return for a quarter was 5.82% (quarter ending 12/31/06) and the lowest return for a quarter was (1.24%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31, 2006 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	11.94%	11.48%
Return After Taxes on Distributions	10.85%	10.75%
Return After Taxes on Distributions and Sale of Fund Shares	7.93%	9.48%
Class Z
Return Before Taxes	11.94%	11.62%
Lehman Brothers U.S. Aggregate Index [2]	4.33%	3.43%
Standard & Poor’s SuperComposite 1500 Index [3]	15.34%	13.72%

[1]	The inception date for Institutional Class shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

18

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	0.64% [3]	0.57%
Total Other Expenses	0.64%	0.57%
Total Operating Expenses	1.54%	1.47%
Fee Waivers and/or Expense Reimbursement [2]	(0.24%)	(0.17%)
Net Operating Expenses	1.30%	1.30%

[1]	Imposed on redemptions within 10 calendar days of purchase.

2      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.30% through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

19

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$132	$437	$791	$1,792
Institutional Class	$132	$430	$769	$1,727

20

[On side panel: Ticker symbols:    Class Z – OMCZX

Institutional Class – OMCIX]

Old Mutual Asset Allocation Conservative Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Conservative Portfolio (the “Fund”) seeks to provide investors with current income and preservation of capital.

Under normal market conditions, the Fund expects to invest approximately 30% of its total assets in equity securities of large, medium, and small sized companies, 50% of its total assets in long-or intermediate-term fixed income securities, and 20% of its total assets in short-term fixed income and money market instruments. However, the Fund has the flexibility to invest approximately 20-40% of its total assets in equity securities of large, medium, and small sized companies, 40-60% of its total assets in long-or intermediate-term fixed income securities, and 10-30% of its total assets in short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a

21

major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund may invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

22

The Fund may also invest in foreign equity securities, derivatives, real estate investment trusts (“REITs”), and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

23

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
4.30%	7.75%

[1]	The year-to-date return as of March 31, 2007 is 2.44%.

During the periods shown in the chart, the highest return for a quarter was 3.35% (quarter ending 12/31/06) and the lowest return for a quarter was (0.50%) (quarter ending 06/30/06).

Average Annual Total Returns as of December 31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes, and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	7.75%	7.09%
Return After Taxes on Distributions	6.63%	6.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.09%	5.59%
Class Z
Return Before Taxes	7.85%	7.89%
Lehman Brothers U.S. Aggregate Index [2]	4.33%	3.43%
Standard & Poor’s SuperComposite 1500 Index [3]	15.34%	13.72%

[1]	The inception date for Institutional Class shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

24

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.85%	0.85%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	0.90% [3]	0.90%
Total Other Expenses	0.90%	0.90%
Total Operating Expenses	1.75%	1.75%
Fee Waivers and/or Expense Reimbursement [2]	(0.50%)	(0.50%)
Net Operating Expenses	1.25%	1.25%

[1]	Imposed on redemptions within 10 calendar days of purchase.

2      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.25% through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

25

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$127	$450	$852	$1,977
Institutional Class	$127	$450	$852	$1,977

26

[On side panel: Ticker symbols:    Class Z – OMGZX

Institutional Class – OMGIX]

Old Mutual Asset Allocation Growth Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Growth Portfolio (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund expects to invest approximately 95% of its total assets in equity securities of large, medium, and small sized companies, and 5% of its total assets in long-, intermediate-, or short-term fixed income securities and money market instruments. However, the Fund has the flexibility to invest approximately 85-100% of its total assets in equity securities of large, medium, and small sized companies and up to 15% of its total assets in long-, intermediate-, or short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually

27

to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund may invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

28

The Fund may also invest in foreign equity securities, derivatives, REITs, and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund is also subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

29

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
10.31%	17.89%

[1]	The year-to-date return as of March 31, 2007 is 2.99%.

During the periods shown in the chart, the highest return for a quarter was 8.57% (quarter ending 12/31/06) and the lowest return for a quarter was (2.14%) (quarter ending 06/30/06).

Average Annual Total Returns as of 12/31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	17.89%	17.73%
Return After Taxes on Distributions	17.34%	17.37%
Return After Taxes on Distributions and Sale of Fund Shares	11.79%	15.13%
Class Z
Return Before Taxes	17.89%	16.85%
Standard & Poor’s SuperComposite 1500 Index [2]	15.34%	13.72%

[1]	The inception date for Institutional Class shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

[2]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

30

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	0.98% [3]	0.73%
Total Other Expenses	0.98%	0.73%
Total Operating Expenses	1.93%	1.68%
Fee Waivers and/or Expense Reimbursement [2]	(0.58%)	(0.33%)
Net Operating Expenses	1.35%	1.35%

[1]	Imposed on redemptions within 10 calendar days of purchase.

2      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.35% through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

31

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$137	$490	$931	$2,157
Institutional Class	$137	$462	$848	$1,929

32

[On side panel: Ticker symbols:    Class Z – OMMZX

Institutional Class – OMMIX]

Old Mutual Asset Allocation Moderate Growth Portfolio

Sub-Advisors:      Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc.

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Investment Objective and Main Investment Strategies

Old Mutual Asset Allocation Moderate Growth Portfolio (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund expects to invest approximately 80% of its total assets in equity securities of large, medium, and small sized companies, 10% of its total assets in long- or intermediate-term fixed income securities and 10% of its total assets in short-term fixed income and money market instruments. However, the Fund has the flexibility to invest approximately 70-90% of its total assets in equity securities of large, medium, and small sized companies, 0-20% of its total assets in long- or intermediate-term fixed income securities and 0-20% of its total assets in short-term fixed income securities and money market instruments. The Advisor evaluates these allocation ranges at least annually.

Asset Allocation Strategy. The Fund’s assets are managed according to a three-step process: (1) the Advisor’s allocation of the Fund’s assets among equity, fixed income, and money market securities, based upon asset allocation models developed by Ibbotson Associates Advisors, LLC (“Ibbotson”); (2) the selection of Sub-Advisors, based upon recommendations by Ibbotson related to appropriate market sectors and investment strategies; and (3) the selection of individual investments by each Sub-Advisor.

Ibbotson works with the Advisor to establish the basic design and structure of asset allocation models for the Fund. Each model represents a particular asset allocation strategy intended to achieve the Fund’s investment objective. Ibbotson uses two major methods, mean variance analysis and sensitivity analysis, to determine the combination of asset classes that it believes is likely to maximize return and minimize risk based on the investment objective. Once the asset allocation strategy is developed, Ibbotson recommends Sub-Advisors by asset class that it believes can maximize the value of the Fund. Once assets are distributed among the applicable Sub-Advisors, Ibbotson works with the Advisor to monitor the asset allocation strategy and the performance and style consistency of the Sub-Advisors. Based on the data provided by Ibbotson and the Advisor’s own risk analysis, the Advisor invests cash flows and reallocates assets among the Fund’s Sub-Advisors. The Advisor has engaged Ibbotson to recommend asset allocations among the Sub-Advisors and asset classes within the Fund. Ibbotson does not itself manage any assets of the Fund, but is a strategic asset allocation consultant to the Advisor.

The Sub-Advisors use specialized investment strategies focused on one or more specific classes of securities. Based upon these specialized strategies and the Advisor’s assessment of market conditions, the Advisor allocates and, from time to time, re-allocates portions of the assets of the Fund to individual Sub-Advisors for management. The Advisor effects its allocations by (i) directing proceeds from new investments in Fund shares to particular investment strategies of certain Sub-Advisors, (ii) withdrawing assets, upon redemptions of Fund shares, from particular investment strategies of certain Sub-Advisors, or (iii) reallocating assets from one Sub-Advisor or investment strategy to another. The Advisor reviews these allocations on an ongoing basis. The Advisor generally will not try to pinpoint the precise moment when a

33

major reallocation should be made, but rather reviews the Fund’s allocations and makes changes gradually to favor sub-advisory pools that it believes, after consideration of data provided by Ibbotson, will provide the most favorable outlook for achieving the Fund’s goal. The allocation process may result in certain Sub-Advisors managing significant portions of the Fund’s assets, or none at all, depending upon the Advisor’s determination of the appropriate allocation structure for the Fund. Each Sub-Advisor operates and invests independent of the other Sub-Advisors and, therefore, there may be overlap in the securities held by more than one Sub-Advisor on behalf of the Fund. There may also be circumstances where one Sub-Advisor is acquiring securities while another Sub-Advisor is disposing of the same securities.

Fixed Income Strategy. The fixed income securities in which the Fund is expected to invest include, but are not limited to, U.S. government securities, corporate bonds, lower-rated (junk) bonds, foreign bonds, zero coupon and pay-in-kind securities, mortgage-backed securities, stripped mortgage-backed securities, and asset-backed securities.

The Sub-Advisors manage the Fund’s assets allocated to fixed income investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. Intermediate-Term Fixed Income
•	U.S. Core Fixed Income
•	U.S. High Yield Fixed Income
•	International Bond
•	Cash Management

The U.S. Core Fixed Income category represents a blend of various U.S. dollar-denominated fixed income securities, which may include investment grade corporate bonds, mortgage-backed securities, and U.S. government, agency, and instrumentality debt obligations, with remaining maturities typically in the 1 to 30 year range.

Based on the Advisor’s strategic allocations, the Fund may not employ all of these fixed income strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs a fixed income strategy.

Equity Strategy. The Sub-Advisors manage the Fund’s assets allocated to equity investments in one or more of the following strategic categories, in accordance with the Advisor’s strategic allocations:

•	U.S. All Cap Blend
•	U.S. All Cap Value
•	U.S. Large Cap Blend
•	U.S. Large Cap Growth
•	U.S. Large Cap Value
•	U.S. Mid Cap Equity
•	U.S. Mid Cap Growth
•	U.S. Mid Cap Value
•	U.S. Small Cap Blend
•	U.S. Small Cap Growth
•	U.S. Small Cap Value
•	U.S. Small-Mid Cap Value
•	REITs
•	International Large Cap Equity
•	Emerging Markets Equity

Based on the Advisor’s strategic allocations, the Fund may not employ all of these equity strategies at any one point in time. Accordingly, at any given point in time, the Advisor may not allocate Fund assets to every Sub-Advisor that employs an equity strategy.

34

The Fund may also invest in foreign equity securities, derivatives, REITs, and companies undergoing special situations or events. The Fund may also invest in other investment companies that are unaffiliated with the Fund, including exchange-traded funds (such as Standard & Poor’s Depository Receipts (“SPDRs”) and iShares) and closed-end funds. The Fund may invest in these securities primarily to obtain exposure to particular market or industry sectors in circumstances when it is not economical for the Fund to invest directly in the underlying holdings.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Fixed Income Securities. The Fund also is subject to fluctuations in interest rates and reductions in an issuer’s credit quality. The Fund’s investment in fixed income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed income securities held. The prices of mortgage- and asset-backed securities are also sensitive to the rate of principal prepayments on the underlying assets. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Reallocation of Assets. The unique nature of the Fund’s allocation of assets among multiple sub-advisors may result in periodic reallocations or rebalancings, as recommended by Ibbotson, which could have an adverse effect on Fund performance to the extent that a Sub-Advisor is required to sell securities or to invest cash at times when it would not otherwise do so. These transactions could accelerate the realization of taxable income if the sales of securities resulted in gains and could increase transaction costs.

Portfolio Turnover. The Fund’s active management may result in the Fund’s Sub-Advisors frequently buying and selling securities, which could increase the Fund’s portfolio turnover rate and transaction costs, such as brokerage commissions. Because each Sub-Advisor makes investment decisions independently of each other Sub-Advisor, the sale of a security by one Sub-Advisor at the same time that another Sub-Advisor purchases the security also would increase the Fund’s portfolio turnover rate. Increased transaction costs could detract from the Fund’s performance. In addition, the sale of the Fund’s securities may generate capital gains which, when distributed, may be taxable to you.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

35

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below illustrates the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2005	2006
7.98%	15.07%

[1]	The year-to-date return as of March 31, 2007 is 2.76%.

During the periods shown in the chart, the highest return for a quarter was 7.31% (quarter ending 12/31/06) and the lowest return for a quarter was (1.70%) (quarter ending 06/30/06).

Average Annual Total Returns as of 12/31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	15.07%	14.26%
Return After Taxes on Distributions	14.27%	13.81%
Return After Taxes on Distributions and Sale of Fund Shares	9.93%	12.05%
Class Z
Return Before Taxes	15.16%	14.40%
Lehman Brothers U.S. Aggregate Index [2]	4.33%	3.43%
Standard & Poor’s SuperComposite 1500 Index [3]	15.34%	13.72%

[1]	The inception date for Institutional Class shares and the Indexes is September 30, 2004 and the inception date for Class Z shares is December 9, 2005.

[2]	The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The index is market value-weighted inclusive of accrued interest.

[3]	The unmanaged Standard & Poor’s SuperComposite 1500 (S&P 1500) Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

36

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption/Exchange Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	0.72% [2]	0.66%
Total Other Expenses	0.72%	0.66%
Total Operating Expenses	1.62%	1.56%
Fee Waivers and/or Expense Reimbursement [2]	(0.32%)	(0.26%)
Net Operating Expenses	1.30%	1.30%

[1]	Imposed on redemptions within 10 calendar days of purchase.

2      The Advisor has contractually agreed to limit operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.30% through December 31, 2008 and from year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

37

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$132	$446	$818	$1,865
Institutional Class	$132	$440	$800	$1,811

38

[On side panel: Ticker symbols:    Class Z – OMNZX

Institutional Class – OMINX]

Old Mutual Clay Finlay China Fund

Sub-Advisor: Clay Finlay Inc.

Investment Objective and Main Investment Strategy

Old Mutual Clay Finlay China Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong, or Taiwan;
•	are primarily traded on the China, Hong Kong, or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong, or Taiwan, but which are listed and traded elsewhere.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in accordance with its main investment strategy. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Geographic Risk. Investing in China, Hong Kong, and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political, and local risks of these regions than a fund that is more geographically diversified because:

•	China remains a totalitarian society with the continuing risk of nationalization, expropriation, or confiscation of property.
•	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise.

39

•

The economic reforms being instituted could cause higher interest rates and higher unemployment, which could cause political instability. The government could also alter or discontinue economic reform programs.

•	The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on imports.
•

Over 1997 and 1998, the values of many Asian currencies declined because corporations in these countries had to buy U.S. dollars to pay large U.S. dollar denominated debt. Similar devaluations could occur again.

•	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration.
•	Political instability may arise and hard-line Marxist-Leninists might regain the political initiative.
•

Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident.

•	The Chinese legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Diversification Risk. The Fund is non-diversified and may invest a significant portion of its assets in a small number of companies. This may cause the performance of the Fund to be dependent on the performance of one or more selected companies, which may increase the volatility of the Fund.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Government Relationship Risk. While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

40

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below shows the Fund's Institutional Class annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
79.54%

[1]	The year-to-date return as of March 31, 2007 is 3.31%.

During the period shown in the chart, the highest return for a quarter was 26.52% (quarter ending 12/31/06) and the lowest return for a quarter was 5.23% (quarter ending 06/30/06).

Average Annual Total Returns as of 12/31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	79.54%	79.26%
Return After Taxes on Distributions	78.02%	77.74%
Return After Taxes on Distributions and Sale of Fund Shares	51.70%	66.51%
Class Z
Return Before Taxes	78.98%	78.70%
Morgan Stanley Capital International China Index [2]	82.87%	82.57%

[1]	The inception date is December 30, 2005.

[2]

The unmanaged Morgan Stanley Capital International China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

41

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.35%	1.35%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	1.23% [3]	1.23%
Total Other Expenses	1.23%	1.23%
Total Operating Expenses	2.58%	2.58%
Fee Waivers and/or Expense Reimbursement [2]	(0.73%)	(1.03%)
Net Operating Expenses	1.85%	1.55%

[1]	Imposed on redemptions within 10 calendar days of purchase.

[2]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.85% for Class Z shares and 1.55% for Institutional Class shares. This expense limitation shall continue in effect until December 31, 2007, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2008, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.70% for Class Z shares and 1.40% for Institutional Class shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to

42

reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$188	$733	$1,305	$2,860
Institutional Class	$158	$705	$1,278	$2,837

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$173	$719	$1,292	$2,850
Institutional Class	$143	$691	$1,266	$2,829

43

[On side panel: Ticker symbols:    Class Z – OMRZX

Institutional Class – OMRIX]

Old Mutual Clay Finlay Emerging Markets Fund

Sub-Advisor: Clay Finlay Inc.

Investment Objective and Main Investment Strategy

Old Mutual Clay Finlay Emerging Markets Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by companies in emerging market countries. The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in securities issued by companies in emerging market countries.

The Fund normally emphasizes equity securities in its portfolio. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, rights, and warrants. The Fund normally invests in at least 6 emerging market countries, and will not invest more than 35% of assets in securities of issuers in any one emerging country. The Fund may also invest up to 20% of assets in debt securities of corporate and government emerging country issuers and in equity and debt securities of corporate issuers and debt securities of corporate and government issuers in developing countries.

The World Bank and other international agencies define a developing country on the basis of such factors as trade initiatives, per capita income, and level of industrialization. There are over 130 countries that are emerging or developing under this standard and approximately 40 of those countries have stock markets. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

[On side panel: For purposes of the Fund’s investments, emerging market companies are those:

•	whose principal securities trading markets are in emerging market countries;
•	that derive a significant share of their total revenue from either goods or services produced or sales made in emerging or developing market countries;
•	that have a significant portion of their assets in emerging market countries;
•	that are linked to currencies of emerging market countries; or
•	that are organized under the laws of, or with principal offices in, emerging market countries.]

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and

44

lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Emerging Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based on securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in underdeveloped, emerging markets entails all of the risk of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers of industries deemed sensitive to relevant national interests.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below shows the Fund's Institutional Class annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
40.95%

[1]	The year-to-date return as of March 31, 2007 is 1.47%.

During the period shown in the chart, the highest return for a quarter was 21.82% (quarter ending 12/31/06) and the lowest return for a quarter was (3.18%) (quarter ending 06/30/06).

Average Annual Total Returns as of 12/31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the index does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

45

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	40.95%	40.82%
Return After Taxes on Distributions	39.39%	39.27%
Return After Taxes on Distributions and Sale of Fund Shares	26.61%	33.81%
Class Z
Return Before Taxes	40.21%	40.08%
Morgan Stanley Capital International Emerging Markets Index [2]	32.17%	32.07%

[1]	The inception date is December 30, 2005.

[2]	The unmanaged Morgan Stanley Capital International Emerging Markets Index is a market capitalization-weighted index of over 650 stocks traded in 27 of the world’s emerging equity markets.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

46

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.15%	1.15%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	3.13% [3]	3.13%
Total Other Expenses	3.13%	3.13%
Total Operating Expenses	4.28%	4.28%
Fee Waivers and/or Expense Reimbursement [2]	(2.43%)	(2.93%)
Net Operating Expenses	1.85%	1.35%

[1]	Imposed on redemptions within 10 calendar days of purchase.

[2]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.85% for Class Z shares and 1.35% for Institutional Class shares. This expense limitation shall continue in effect until December 31, 2007, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2008, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.75% for Class Z shares and 1.25% for Institutional Class shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

47

[3]

Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$188	$1,077	$1,979	$4,292
Institutional Class	$137	$1,030	$1,937	$4,261

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$178	$1,069	$1,972	$4,287
Institutional Class	$127	$1,022	$1,929	$4,256

48

[On side panel: Ticker symbols:    Class Z – OMZRX

Institutional Class – OMIRX]

Old Mutual Copper Rock Emerging Growth Fund

Sub-Advisor: Copper Rock Capital Partners, LLC

Investment Objective and Main Investment Strategy

Old Mutual Copper Rock Emerging Growth Fund (the “Fund”) seeks to provide investors with capital appreciation.

Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies. The Fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values within the range of market values of issuers included in the Russell 2000® Growth Index. The index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. For purposes of the Fund’s investment policies, equity securities include common stocks, convertible debt, and other equity instruments with common stock characteristics, such as depositary receipts, warrants, rights, and preferred stocks.

The Fund may invest in emerging growth companies of any size, but the Fund generally expects to invest in companies that are small at the time it first invests in them. There is no minimum percentage of assets of either small- or mid-cap companies for the Fund’s investments, and it has the flexibility to invest substantially in either small- or mid-cap issuers. The Fund may at times be invested primarily in small-cap stocks.

In selecting securities, the Sub-Advisor favors entrepreneurial companies that appear to be reasonably valued. It uses bottom-up fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. The Sub-Advisor looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. The Sub-Advisor sells or reduces holdings if its target price for a stock is attained, there is a change in the company’s management team or business objectives, or if there is deterioration in a company’s fundamentals.

[On side panel: Emerging Growth Companies

Growth companies have above average potential for growth in revenue and earnings. These companies typically have low dividend yields and above average prices in relation to such measures as earnings and book value. Emerging growth companies are generally those growth companies that are less mature and appear to have the potential for rapid growth.]

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisor may misgauge that worth.

49

Growth Stock Risk. Stocks of growth companies, particularly newer companies, may offer the potential for greater long-term capital appreciation, but their stock prices may be more volatile than those of larger, more established issuers. Growth stocks involve greater risks if the issuer’s earnings fail to increase as expected.

Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below shows the Fund's Institutional Class annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
12.02%

[1]	The year-to-date return as of March 31, 2007 is 3.58%.

During the period shown in the chart, the highest return for a quarter was 15.84% (quarter ending 03/31/06) and the lowest return for a quarter was (8.98%) (quarter ending 06/30/06).

Average Annual Total Returns as of 12/31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

50

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	12.02%	11.94%
Return After Taxes on Distributions	12.02%	11.94%
Return After Taxes on Distributions and Sale of Fund Shares	7.81%	10.19%
Class Z
Return Before Taxes	11.63%	11.25%
Russell 2000® Growth Index [2]	13.35%	9.93%

[1]	The inception date is July 29, 2005 for Institutional Class and the Russell 2000® Growth Index. The inception date is December 9, 2005 for Class Z.

[2]	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates.

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None

51

Other Operating Expenses	1.82% [3]	0.81%
Total Other Expenses	1.82%	0.81%
Total Operating Expenses	2.72%	1.71%
Fee Waivers and/or Expense Reimbursement [2]	(1.42%)	(0.61%)
Net Operating Expenses	1.30%	1.10%

[1]	Imposed on redemptions within 10 calendar days of purchase.

2      The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) to an annual rate of 1.30% for Class Z shares and 1.10% for Institutional Class shares through July 31, 2007. To the extent that the Advisor limits the operating expenses of the Fund, the Advisor may seek reimbursement of such expenses within two fiscal years after the fiscal year in which the fees were waived, so long as the Fund’s assets are greater than $75 million, such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed, and the reimbursement was approved by the Board of Trustees of the Trust.

Effective August 1, 2007, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.42% for Class Z shares and 1.22% for Institutional Class shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to August 1, 2007, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$132	$709	$1,312	$2,946
Institutional Class	$112	$480	$872	$1,970

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of August 1, 2007, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$145	$721	$1,324	$2,956
Institutional Class	$124	$490	$881	$1,977

52

53

[On side panel: Ticker symbols:    Class Z – OMXZX

Institutional Class – OMXIX]

Old Mutual International Equity Fund

Sub-Advisors: Acadian Asset Management, Inc. and Clay Finlay Inc.

Investment Objective and Main Investment Strategy

Old Mutual International Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers. The Fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets. Generally, the Fund limits its investments in any country to 25% or less of its total assets. However, the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its assets in equity securities of non-U.S. issuers. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt, depository receipts, rights, and warrants.

[On side panel: The Fund utilizes a multi-manager approach, combining the “growth at a reasonable price” strategy of Clay Finlay Inc. with Acadian Asset Management, Inc.’s value approach. The multi-manager strategy is based on the belief that having more than one manager may result in better performance and more stable returns over time. The Advisor generally allocates the Fund’s assets equally between the Sub-Advisors.]

Main Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in the Fund are:

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or the Sub-Advisors may misgauge that worth.

Foreign (Non-U.S.) Investment Risk. Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

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Small Company Risk. While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Performance Information

The following information illustrates the risks of investing in the Fund. The Fund’s past performance, both before and after taxes, does not guarantee how it will perform in the future. The Fund’s performance reflects a limitation on the total expenses of the Fund pursuant to an arrangement with the Advisor. The Fund’s returns would have been lower if the expense limitation had not been in effect. All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below shows the Fund's Institutional Class annual total returns as of December 31, 2006. The table does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

2006
24.55%

[1]	The year-to-date return as of March 31, 2007 is 6.67%.

During the period shown in the chart, the highest return for a quarter was 9.73% (quarter ending 12/31/06) and the lowest return for a quarter was 0.28% (quarter ending 06/30/06).

Average Annual Total Returns as of 12/31 – Institutional Class and Class Z

The table below compares the performance of the Fund’s Institutional Class and Class Z shares, as of December 31, 2006 and since inception, with broad measures of market performance. The Fund’s returns include applicable sales loads. The return information for the indices does not reflect the impact of taxes and does not reflect the costs of managing a mutual fund.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Institutional Class shares. After tax returns for Class Z shares will vary.

	1 Year	Since Inception [1]
Institutional Class
Return Before Taxes	24.55%	24.47%
Return After Taxes on Distributions	22.95%	22.89%
Return After Taxes on Distributions and Sale of Fund Shares	15.96%	19.90%
Class Z
Return Before Taxes	24.19%	24.12%
Morgan Stanley Capital International EAFE® Index [2]	26.34%	26.26%

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[1]	The inception date is December 30, 2005.

[2]

The unmanaged Morgan Stanley Capital International (MSCI) EAFE® Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia, and the Far East. The MSCI EAFE® Index contains a representative sampling of over 900 small-, medium-, and large-capitalization stocks from countries in these regions

Fees and Expenses

The table below summarizes the shareholder fees and annual fund operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund’s assets. Additional fees may be imposed by your adviser or broker.

Fees and Expenses Table

	Class Z	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00
Redemption Fee [1] (as a percentage of amount redeemed)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses
Service Fees	None	None
Other Operating Expenses	1.96% [3]	1.96%
Total Other Expenses	1.96%	1.96%
Total Operating Expenses	2.96%	2.96%
Fee Waivers and/or Expense Reimbursement [2]	(1.51%)	(1.76%)
Net Operating Expenses	1.45%	1.20%

[1]	Imposed on redemptions within 10 calendar days of purchase.

[2]

The Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividends, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.45% for Class Z shares and 1.20% for Institutional Class shares. This expense limitation shall continue in effect until December 31, 2007, and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating

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expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

Effective January 1, 2008, the Advisor has contractually agreed to limit the operating expenses of the Fund (excluding brokerage costs, interest, taxes, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses) to an annual rate of 1.27% for Class Z shares and 1.02% for Institutional Class shares through December 31, 2008 and from year to year thereafter unless terminated by the Advisor by giving 30 days’ advance written notice of termination to the Board of Trustees of the Trust. The Advisor is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

3      Other Operating Expenses for Class Z shares are based on estimated amounts for the current fiscal year. See the Financial Highlights section of this Prospectus for the actual Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly) for Class Z shares for the last fiscal period.

Example

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect prior to January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$148	$774	$1,425	$3,175
Institutional Class	$122	$749	$1,402	$3,154

This example shows what you could pay in expenses over time based on the operating expenses and expense caps, in effect as of January 1, 2008, as described in the Fees and Expenses table above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, no changes in expenses, and you redeem all your shares at the end of the period. Because actual returns and expenses will be different, the example is for comparison only.

	1 Year	3 Years	5 Years	10 Years
Class Z	$129	$756	$1,409	$3,160
Institutional Class	$104	$732	$1,386	$3,141

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MORE ABOUT THE FUNDS

Investment Strategies and Risks

The Funds seek to achieve their investment objectives through their principal investment strategies. The principal investment strategies and main risks of the Funds have been described in the Fund Summaries section of this Prospectus. This section of the Prospectus discusses those strategies and risks in greater detail.

Equity Securities. Equity securities include common and preferred stocks, convertible securities, warrants, and rights. Equity security prices fluctuate over time. Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs. Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities. Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities. Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Technology and Communications Company Securities. Technology and communications company securities are securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements. These securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio (collectively, the “Asset Allocation Funds”) will not concentrate their investments in the groups of industries within the technology and communications sectors of the market.

Small- and Medium-Sized Company Securities. Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

REITs. A real estate investment trust (“REIT”) is a separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A

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mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to: (i) economic factors, such as interest rate changes or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Money Market Instruments. Money market instruments include high quality, short-term, U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency, or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements. Money market instrument prices fluctuate over time. Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade. Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer-term investments such as stocks or long-term debt.

Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio generally limit their investments in money market instruments to no more than 25%, 30%, 15%, and 20% of their total assets, respectively. However, Old Mutual Asset Allocation Growth Portfolio generally invests in money market instruments only for temporary defensive or cash management purposes.

Over the Counter (“OTC”) Securities. OTC securities are securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone. OTC securities may not trade as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Foreign Securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of Fund assets, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

Foreign securities include American Depository Receipts and American Depository Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), exchange traded funds, and other similar global instruments. ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars. EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. Although ADRs, EDRs, and GDRs are alternatives to directly

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purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Old Mutual Analytic Defensive Equity Fund and Old Mutual Copper Rock Emerging Growth Fund may invest up to 20% of their total assets in foreign securities. ADRs are not considered foreign securities for purposes for this limitation.

Derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, currencies, or other financial instruments. Derivatives include futures, options, options on futures, OTC options, forward foreign currency contracts, and swaps.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, the use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including: (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of a Fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns, which may be considered speculative; and (v) to protect a Fund’s investments against declines in value (a practice called “hedging”).

The Funds are subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, a Fund must "set aside" (referred to sometimes as "asset segregation") liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value. With respect to forwards, futures, and index options that are contractually required to "cash-settle," however, a Fund generally will set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks.  The Funds reserve the right to modify their asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Fixed Income Securities. Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments. Fixed income security prices fluctuate over time. The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A Fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk. A change in interest rates will affect the value of a Fund’s fixed income investments. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

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Credit Risk. The value of the debt securities held by a Fund also fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a Fund’s share price.

Changes in Debt Ratings. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

With regard to Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, while these Funds generally emphasize investments in equity securities, each may also invest up to 20% of its total assets in fixed income securities, cash, and cash equivalents. Fixed income securities may be issued by U.S. or non-U.S. corporate and government issuers. Generally, these Funds will acquire fixed income securities that are investment grade, but they may invest up to 5% of their net assets in below investment grade convertible debt securities.

U.S. Government Securities. U.S. government securities include U.S. Treasury bills, notes, and bonds of varying maturities that are backed by the full faith and credit of the U.S. government. U.S. government securities generally offer lower yields than other fixed income securities. Holding U.S. government securities lowers the risk profile of an investment portfolio as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund will generally not invest in U.S. government securities except for temporary defensive and cash management purposes.

U.S. Government Agency Securities. U.S. government agency securities are debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises, and U.S. government instrumentalities that are not direct obligations of the U.S. government. Certain U.S. government agency securities are also not backed by the full faith and credit of the U.S. government. U.S. government agency securities represent a higher risk of default than U.S. government securities. U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), where investors receive principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation.

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - interest-only strips (IOs) and the other all the principal distributions - principal only strips (POs).

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The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities. The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price. Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities. Certain stripped mortgage-backed securities may be deemed to be illiquid. Each Fund may invest up to 15% of its net assets in illiquid securities, including stripped mortgage-backed securities that are deemed to be illiquid.

Asset-Backed Securities. Asset-backed securities are interests in a stream of payments from specific assets, such as automobile or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

Corporate Bonds. Corporate bonds are debt securities of companies that are rated at or above investment grade by one or more nationally recognized rating organizations. Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

Lower-Rated (Junk) Bonds. Lower-rated bonds are debt securities of companies that are rated below investment grade (BB/Ba or lower). Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value. Lower-rated bonds offer higher yields and higher potential gains than investment-grade (BBB/Baa or higher) bonds.

The Asset Allocation Funds will not invest more than 15% of their net assets in lower-rated bonds.

Foreign Bonds. Foreign bonds are debt securities of foreign governments and foreign companies. In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability; differences in accounting, auditing, and financial reporting standards; a lack of adequate information from bond issuers due to less stringent government regulation; and adverse changes in foreign exchange rates.

Zero Coupon and Pay-In-Kind Securities. A zero coupon security pays no interest to its holders until it matures and is sold at a discount to its face value. Pay-in-kind securities are securities that generally pay interest through the issuance of additional securities. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

More About Investment Strategies and Risks

The Funds may also use the investment strategies or be subject to the risks described below. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment objectives, strategies, and risks. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. A Fund’s purchase

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of securities of other investment companies may result in the payment of additional management and distribution fees.

Securities That Are Not Readily Marketable. Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.” A security is not readily marketable, or “illiquid,” if it cannot be sold within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of a Fund. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Board of Trustees of the Trust (the “Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit. Investments in illiquid securities, which may include restricted securities, involve higher risks because a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund may have to bear the expenses associated with registering the shares with the SEC and incur delays in selling the security.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of a Fund’s assets may be invested in temporary defensive instruments that may be inconsistent with the Fund’s principal investment strategies in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Funds’ active management may result in the Funds’ Sub-Advisors frequently buying and selling securities, which could increase the Funds’ portfolio turnover rate and transaction costs, such as brokerage commissions. Higher portfolio rates increase the brokerage costs the Funds pay and may adversely affect their performance. In addition, the sale of a Fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

Portfolio Holdings Disclosure

A description of the Trust's policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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THE ADVISOR & SUB-ADVISORS

The Advisor

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237, is the investment advisor to the Funds. The Advisor was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Advisor oversees the operations of the Funds and monitors the performance of the Sub-Advisors. The Board supervises the Advisor and the Sub-Advisors and establishes policies that the Advisor and the Sub-Advisors must follow in their day-to-day investment management activities.

Strategic Asset Allocation Consultant

Ibbotson Associates Advisors, LLC (“Ibbotson”), a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, IL 60601, is a wholly-owned subsidiary of Ibbotson Associates, Inc. (a wholly-owned subsidiary of Morningstar, Inc.). Ibbotson serves as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance for the Asset Allocation Funds, consistent with the second step in each Fund’s investment process. Ibbotson will also monitor and make recommendations to the Advisor regarding possible changes to the Sub-Advisors for the Asset Allocation Funds and their investment strategies.

The Sub-Advisors

Acadian Asset Management, Inc. (“Acadian”), a Massachusetts corporation located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, is a sub-advisor for the Asset Allocation Funds and Old Mutual International Equity Fund. Acadian has provided investment management services since 1977. As of July 31, 2006, Acadian had $47.6 billion in assets under management. Acadian is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Acadian will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the International Large Cap Equity category, as follows:

International Large Cap Equity — The International Large Cap Equity strategy focuses on large cap stocks in developed non-U.S. markets. Underlying this strategy is an investment process that utilizes multiple stock factors, such as price/book, price/earnings, and earnings forecast trends and surprises, to predict stock performance relative to its sector and market. Acadian also uses separate models designed to predict how well each stock’s sector/country will perform relative to the world equity markets as a whole. The end result of the combined stock and country/sector measures is a ranking of the relative attractiveness or “alpha” of Acadian’s entire 20,000 plus stock universe. Portfolio optimization techniques are then used to construct the managed portion of a Fund’s investment portfolio.

Analytic Investors, Inc. (“Analytic”), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is a sub-advisor to the Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and the Asset Allocation Funds. Analytic has provided investment management services since 1970. As of July 31, 2006, Analytic had $7.2 billion in assets under management. Analytic is a wholly-owned subsidiary of OMUSH.

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With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Analytic will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Blend category, as follows:

U.S. Large Cap Blend – The investment universe for this strategy is the companies that make up the Standard & Poor’s 500 Index. Analytic’s process analyzes over 70 stock “characteristics” (e.g., price-to-earnings ratio, return-on-equity) to determine which characteristics the market is currently rewarding. Analytic then uses a process called “portfolio optimization” to select securities that it believes will:

•	Maximize expected returns for the managed portion of a Fund;
•	Minimize expected volatility relative to a Fund’s benchmark; and
•	Diversify the assets of the managed portion of a Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by a Fund for developments in terms of news events (such as lawsuits or takeover bids) and other significant changes in fundamental factors. Analytic sells a security when it believes that the incremental benefit from the sale exceeds the associated transaction costs.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”), a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a sub-advisor to the Asset Allocation Funds. Barrow, Hanley has provided investment management services since 1979. As of July 31, 2006, Barrow Hanley had $58.9 billion in assets under management. Barrow Hanley is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Barrow Hanley will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Value, U.S. Mid Cap Value, and/or U.S. Small Cap Value categories, as follows:

U.S. Large Cap Value / U.S. Mid Cap Value / U.S. Small Cap Value – Barrow Hanley uses a consistent, disciplined process to identify large, well known companies that it believes to be undervalued and temporarily out of favor. Barrow Hanley implements its strategy by constructing portfolios of individual stocks that reflect three value characteristics: price/earnings and price/book ratios below the market average and dividend yields above the market average (S&P 500). Barrow Hanley’s decision-making process involves quantitative and qualitative analysis and analytical tools to ensure adherence to its value discipline. Barrow Hanley maintains a list of approximately 250 companies meeting its three-pronged definition of value and that are projected to achieve earnings growth above that of the market as a whole. Barrow Hanley applies two value models, a Dividend Discount model and a Relative Return model, to the companies on its value list in connection with its selection and monitoring of stocks. Barrow Hanley’s portfolios generally consist of approximately 40-50 stocks, are held for an average of three to four years, resulting in average annual portfolio turnover of 25% - 30%, and are balanced so as to not have too much weight given to any industry group. However, sector weightings are a residual of Barrow Hanley’s bottom-up stock selection process and may vary widely in comparison to the S&P 500.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Barrow Hanley will invest a portion of each of the Asset Allocation Fund’s assets allocated to fixed income investments in the U.S. Intermediate-Term Fixed Income and/or U.S. Core Fixed Income categories, as follows:

U.S. Intermediate-Term Fixed Income / U.S. Core Fixed Income - Barrow Hanley uses a top-down investment approach which begins by analyzing the best potential opportunities identified by Barrow Hanley’s quantitative screening model. Barrow Hanley then shifts its focus to analyzing issuer specific factors, including credit quality of corporate bonds for cash flow, earnings and balance sheet fundamentals, and factors that will impact the future credit rating of the issuer. Mortgage pass-through securities are analyzed using “empirical” duration measures rather than using a long-term prepayment model. Barrow Hanley’s portfolio construction process utilizes a portfolio optimizer to forecast and “stress-test” the portfolio

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to determine the probability of a given portfolio structure producing superior returns over a broad range of potential market environments. Barrow Hanley attempts to maintain fully invested, duration-neutral portfolios at all times and does not attempt to time the direction of interest rates. Portfolio weightings in specific sectors (i.e., mortgages, corporates, etc.) are carefully monitored on the basis of contribution to total portfolio duration.

Clay Finlay Inc. (“Clay Finlay”), a New York corporation located at 200 Park Avenue, 56th Floor, New York, New York 10166, is a sub-advisor to the Asset Allocation Funds, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund. Clay Finlay is a global equity management firm founded in 1982 and headquartered in New York, with offices in London and Tokyo. As of July 31, 2006, Clay Finlay had $7 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Clay Finlay will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the International Large Cap Equity and/or Emerging Markets Equity categories, as follows:

International Large Cap Equity / Emerging Markets Equity – Clay Finlay ranks the securities in its investment universe of large, liquid securities based on various metrics, including forward price/earnings and earnings growth rates and other valuation ratios. Clay Finlay applies a bottom-up approach with fundamental research on individual stocks. A key driver of the security selection process is long-term earnings growth rates, coupled with Clay Finlay’s conviction of these growth rates based on a company’s financial strength, management, and competitive positioning. Clay Finlay’s geographic and sector allocation is driven primarily by bottom-up factors; however, Clay Finlay will assess the relative risk of the managed portion of a Fund to the appropriate benchmark.

Copper Rock Capital Partners, LLC (“Copper Rock”), a Delaware limited liability company located at 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116, is a sub-advisor to the Asset Allocation Funds and Old Mutual Copper Rock Emerging Growth Fund. Copper Rock has provided investment management services since 2005. As of July 31, 2006, Copper Rock had $822 million in assets under management. OMUSH owns 60% of the limited liability company interests of Copper Rock.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Copper Rock will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Small Cap Growth category, as follows:

U.S. Small Cap Growth – Copper Rock believes that small cap markets are inefficient and that a fundamental growth approach with a strong sell discipline provides the best opportunity to outperform in all market conditions. Copper Rock selects companies whose revenues are growing, margins are expanding, and market share increasing. In addition to these characteristics, Copper Rock looks for companies led by strong management teams. Having in-depth conversations with a firm’s management is mandatory before a stock is included in the portfolio. It is through these discussions that Copper Rock is able to understand a firm’s true plan to generate cash flows and to increase margins. If there is a change in the company’s management team or stated business objectives, or if there is deterioration in a company’s fundamentals, holdings are reduced or sold as target prices are attained.

Dwight Asset Management Company (“Dwight”), a Delaware corporation located at 100 Bank Street, Suite 800, Burlington, Vermont, 05401, is a sub-advisor to the Asset Allocation Funds. Dwight has provided investment management services since 1975. As of July 31, 2006, Dwight had $55 billion in assets under management. Dwight is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Dwight will invest a portion of each of the Asset Allocation Fund’s assets allocated to fixed income investments in the Cash Management, U.S. Intermediate-Term Fixed Income, U.S. Core Fixed Income, and/or U.S. High Yield Fixed Income categories, as follows:

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Cash Management / U.S. Intermediate-Term Fixed Income / U.S. Core Fixed Income / U.S. High Yield Fixed Income – Dwight seeks to achieve client objectives, by managing duration, attaining diversification across fixed income markets, conducting in-depth research to assure high credit quality of issuers and securities, and actively managing cash and liquidity. Dwight believes that competitive risk-adjusted returns are achieved by building higher yielding portfolios with an emphasis on structured fixed income securities and thorough security selection. Risk is mitigated through limited sector rotation and closely managing duration and term structure exposures.

Dwight builds diversified high yield portfolios by focusing on companies that it believes have stable or improving credit profiles, and that offer attractive relative value characteristics. Portfolio managers and credit analysts work closely together to review fundamental and technical data, assess which industry sectors to favor or disfavor, and discuss the relative strengths and weaknesses of specific securities. The credit focus is on issuers rated either BB or B. Under normal market conditions the average quality of the high yield strategy will be B or higher and the duration will be approximately 75% - 125% of the benchmark.

Dwight builds diversified high quality money market portfolios by focusing on issuers of short term debt that it believes have very high credit profiles, and that offer attractive relative value characteristics. Portfolio managers and credit analysts work closely together to review fundamental and technical data, assess which industry sectors to favor or disfavor, and discuss the relative strengths and weaknesses of specific securities. The issuer focus is on issuers with a rating of either A1/P1 or A2/P2. Under normal market conditions the average quality of the money market strategy will be A2/P2 or higher and the dollar-weighted maturity will not exceed 90 days.

Heitman Real Estate Securities LLC (“Heitman”), a Delaware limited liability company located at 191 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606, is a sub-advisor to the Asset Allocation Funds. Heitman has provided investment management services to its clients since 1987. As of July 31, 2006, Heitman had $3.6 billion in assets under management. Heitman Real Estate Securities LLC is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Heitman will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the REITs category, as follows:

REITs – Heitman employs a growth-at-a-reasonable-price investment philosophy, which is reflected in its proprietary valuation model. Quantitative inputs into Heitman’s valuation model include metrics such as dividend, funds from operation per share, cash available for distribution (CAD) per share, capital expenditures, and operating income. The valuation model calculates an expected return and ranks each security, identifying an expected CAD multiple that helps identify real-estate security mispricings. The model also includes qualitative inputs, such as evaluations of company management by Heitman’s analysts and managers.

Liberty Ridge Capital, Inc. (“Liberty Ridge”), a Delaware corporation located at 1205 Westlakes Drive, Berwyn, PA 19312, is a sub-advisor to the Asset Allocation Funds. Liberty Ridge has provided investment management services since 1982. As of July 31, 2006, Liberty Ridge had $645.6 million in assets under management. Liberty Ridge is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Liberty Ridge will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Blend, U.S. Small Cap Blend, and/or U.S. Mid Cap Equity categories, as follows:

U.S. Large Cap Blend / U.S. Small Cap Blend / U.S. Mid Cap Equity – Liberty Ridge’s blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities, Liberty Ridge considers factors like a company’s earnings power versus its current stock price, its price-to-earnings ratio versus similar companies, its competitive advantages (like brand, trade name or market niche), its management team and its current and future business prospects. Lastly, using its own

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fundamental research and a bottom-up approach to investing, Liberty Ridge identifies those companies that it believes have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Liberty Ridge’s decision to sell a security depends on many factors. Generally speaking, however, Liberty Ridge considers selling a security when it becomes overvalued relative to the market or sector, shows deteriorating fundamentals which haven’t been reflected in price or when better ideas dictate a sale.

The following describes material legal proceedings involving Liberty Ridge. Although none of the legal proceedings described below relate to the Trust, they may have an adverse effect on Liberty Ridge’s ability to serve as a sub-advisor to the Asset Allocation Funds.

In June 2004, Liberty Ridge (formerly known as Pilgrim Baxter & Associates, Ltd. (“PBA”) reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and the New York Attorney General (the “NYAG”) with respect to PBHG Funds (now known as Old Mutual Advisor Funds II), a registered investment company for which Liberty Ridge acted as investment advisor and currently acts as sub-advisor. If certain terms and undertakings in the NYAG settlement are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate its management of PBHG Funds. In this event, PBHG Funds’ board of trustees would be required to seek a new sub-advisor for the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the “MDL Court”), PBHG Funds, Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit (“Class Action Suit”) and a separate Derivative Suit (“Derivative Suit”) (together the “Civil Litigation”). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees of PBHG Funds, the removal of Liberty Ridge as investment advisor of PBHG Funds, the removal of PBHG Fund Distributors as distributor of PBHG Funds’ shares, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds’ 12b-1 Plan.

On August 30, 2005, the State of West Virginia Securities Division (the “WV Securities Division”) entered a cease and desist order (the “Order” and, together with the Civil Litigation, the “Litigation”) against PBA. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of PBHG Funds’ disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code § 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act, pay restitution, disgorge fees, pay administrative and investigatory costs and expenses, including counsel fees, pay an administrative assessment, and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies.

At this stage of the Litigation, Liberty Ridge believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but is not be limited to, judgments or settlements for damages against Liberty Ridge, PBHG Funds or any named defendant. While it is currently too early to predict the

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result of the Litigation, Liberty Ridge does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as a sub-advisor to the Trust.

In addition, if Liberty Ridge is unsuccessful in its defense of the WVAG Litigation, it could be barred from serving as an investment advisor for any investment company registered under the 1940 Act. Such results could affect the ability of Liberty Ridge or any company that is an affiliated person of Liberty Ridge, including the Advisor and Sub-Advisors, from serving as an investment advisor to any registered investment company, including the Trust. The Trust has been informed by Liberty Ridge that, if these results occur, Liberty Ridge will seek exemptive relief from the SEC to permit Liberty Ridge and its affiliates to continue to serve as advisor and/or sub-advisors to PBHG Funds and the Trust. There is no assurance that such exemptive relief will be granted.

Provident Investment Counsel, Inc. (“PIC”), a Massachusetts corporation located at 300 North Lake Avenue, Penthouse Suite, Pasadena, California, 91101, is a sub-advisor to the Asset Allocation Funds. PIC has provided investment management services since 1951. As of July 31, 2006, PIC had $3.4 billion in assets under management. PIC is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, PIC will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Growth and/or U.S. Mid Cap Growth categories, as follows:

U.S. Large Cap Growth / U.S. Mid Cap Growth – PIC’s investment philosophy is that sustainable revenue growth is the most important contributor to long-term stock appreciation. PIC believes that stock prices and earnings are highly correlated and that over time capital markets reward companies that have above average growth.

PIC seeks out companies which have at least one or more catalysts for growth, such as new products, exploitation of demographic trends, proprietary products, gaining market share, and/or changing cost structure. Ideal investment candidates will have well thought out management goals supported by stringent controls, a proven track record of superior revenue and earnings growth, strong pretax margins, low levels of debt, leading market share, high return on equity, high reinvestment rates, and attractive relative valuations. In the mid-cap market, PIC seeks companies operating in emerging and high growth sectors of the economy.

PIC employs a team approach to investment management with each mid-cap and large-cap team making their own buy and sell decisions. Each team has one or more lead portfolio managers who screen trades to ensure consistency with the team’s strategy for the particular investment product. The teams evaluate key economic and market criteria and further review PIC’s analysts’ bottom-up stock recommendations.

Rogge Global Partners PLC (“Rogge”), a United Kingdom corporation located at Sion Hall, 56 Victoria Embankment, London, England, United Kingdom EC4Y ODZ, is a sub-advisor to the Asset Allocation Funds. Rogge has provided investment management services since 1984. As of July 31, 2006, Rogge had $19 billion in assets under management. Rogge is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, Rogge will invest a portion of each of the Asset Allocation Fund’s assets allocated to fixed income investments in the International Bond category, as follows:

International Bond – Rogge’s approach to investing is based on the belief that early identification of significant investment opportunities can be achieved most consistently through a process of relative value analysis across countries, sectors, and companies. Rogge believes that healthy countries, sectors, and companies produce the highest bond and currency returns over time. Portfolios are constructed using a four-step process. The first step of the process is a Relative Value Analysis across countries in which fundamentally based research is used to identify those countries in which Rogge wants to invest. In the second step of the process, Portfolio Modeling, the desired exposure for each country/currency, a duration target for each country as well as the level of credit exposure is determined. The specific issues to be held

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in the portfolio are determined using Micro Level Analysis, the third step in the process. A quantitative currency model is used to adjust currency exposure in the key currency pairs. Macro level views are used to determine the most attractive sectors. Implementation is the final step. When the portfolio managers identify changes to be made in the portfolio, they implement these changes immediately rather than trying to time the market or build a position over time. An automated, computerized trading system is used to monitor all aspects of the trading process including checking exposures across portfolios.

Thompson, Siegel & Walmsley LLC (“TS&W”), a Delaware limited liability company located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a sub-advisor to the Asset Allocation Funds. TS&W has provided investment management services since 1969. As of July 31, 2006, TS&W had $7.2 billion in assets under management. TS&W is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, TS&W will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Large Cap Value, U.S. Small Cap Value, U.S. Small-Mid Cap Value, U.S. Mid Cap Value, and/or U.S. All Cap Value categories, as follows:

U.S. Large Cap Value / U.S. Small Cap Value / U.S. Small-Mid Cap Value / U.S. Mid Cap Value / U.S. All Cap Value – TS&W employs a relative value approach to investing. Through valuation analysis, TS&W seeks undervalued sectors, industries, and companies in the market. TW&W employs a four-factor valuation model for each investment mandate. Parts one and two of the model attempt to assess a company’s discount to private market value relative to other small and mid cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. TS&W uses a combination of its U.S. Large Cap Value mandate and its U.S. Small-Mid Cap Value mandate in the U.S. All Cap Value mandate. TS&W invests in stocks of companies that it expects will benefit from economic trends or other company specific catalysts and that are attractively valued relative to their fundamentals and other companies in the market. TS&W’s decision to sell a security depends on many factors.

Thomson Horstmann & Bryant, Inc. (“THB”), a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663, is a sub-advisor to the Asset Allocation Funds. THB has provided investment management services since 1982. As of July 31, 2006, THB had $2.4 billion in assets under management. THB is a wholly-owned subsidiary of OMUSH.

With regard to the Asset Allocation Funds, based on Ibbotson’s strategic asset allocations, THB will invest a portion of each of the Asset Allocation Fund’s assets allocated to equity investments in the U.S. Small Cap Value and/or U.S. Mid Cap Value categories, as follows:

U.S. Small Cap Value/U.S. Mid Cap Value – The core philosophy of the firm, with refinements reflecting the institutionalization of the marketplace, has remained intact throughout the existence of the firm: construction of actively team-managed, broadly diversified institutional portfolios of small capitalization equities will over full market cycles reflect superior performance with lower volatility.

The research process at THB looks to evaluate companies with three sets of criteria in mind: valuation, quality, and potential for growth. To begin, the firm attempts to identify securities where either the market has significantly undervalued the potential of the company with regards to its operating structure and profitability, or has failed to recognize the inherent value on a cost replacement basis. With conservative valuation as a basis, THB looks to evaluate companies from a quality perspective with particular focus on profitability, capital structure, and coverage ratios. A bias to relatively low price-to-earnings multiple securities and relatively low institutional ownership characterize security preference.

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Advisory Fees

The table below shows the aggregate fee paid to the Advisor for the fiscal year ended July 31, 2006 as a percentage of average net assets.

Advisory Fee
Old Mutual Analytic Defensive Equity Fund	0.95%
Old Mutual Analytic Global Defensive Equity Fund	1.15%
Old Mutual Asset Allocation Balanced Portfolio	0.90%
Old Mutual Asset Allocation Conservative Portfolio	0.85%
Old Mutual Asset Allocation Growth Portfolio	0.95%
Old Mutual Asset Allocation Moderate Growth Portfolio	0.90%
Old Mutual Clay Finlay China Fund	1.35%
Old Mutual Clay Finlay Emerging Markets Fund	1.15%
Old Mutual Copper Rock Emerging Growth Fund	0.90%
Old Mutual International Equity Fund	1.00%

The Sub-Advisors are entitled to receive a fee from the Advisor. The fee arrangement for each Sub-Advisor is described in the SAI.

A discussion regarding the basis for the Board’s approval of (i) the investment advisory agreement for Old Mutual Analytic Global Defensive Equity Fund, the investment advisory agreement for the Asset Allocation Funds, and the applicable investment sub-advisory agreements are available in the Trust’s annual report to shareholders dated July 31, 2006; (ii) the investment advisory agreement for Old Mutual Copper Rock Emerging Growth Fund, the investment advisory agreement for Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, and the applicable investment sub-advisory agreements are available in the Trust’s semi-annual report to shareholders dated January 31, 2006; and (iii) the investment advisory agreement for Old Mutual Analytic Defensive Equity Fund and the applicable investment sub-advisory agreement are available in the Trust’s annual report to shareholders dated December 31, 2005. The back cover of this Prospectus explains how you can obtain a copy of the shareholder reports.

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The Portfolio Managers

The following summarizes the experience of the members of the portfolio management team at each Sub-Advisor primarily responsible for the day-to-day management of the Funds’ portfolios. Except as otherwise noted, each portfolio manager listed below has served in his/her current position for the last 5 years and is a member of the portfolio management team for each of the Funds for which the applicable Sub-Advisor is an investment sub-advisor.

	Name (Role on Team)	Business Experience
Acadian Asset Management, Inc.	Dr. Gary L. Bergstrom (Co-Manager)	Chairman, Acadian.
	Ronald D. Frashure (Co-Lead Manager)	President and Co-Chief Investment Officer, Acadian.
	John R. Chisholm (Co-Lead Manager)	Executive Vice President and Co-Chief Investment Officer, Acadian.
	Dr. Charles Wang (Co-Manager)	Senior Vice President and Co-Director of Research and Portfolio Manager, Acadian.
	Brian K. Wolahan (Co-Manager)	Senior Vice President, Co-Director of Research and Portfolio Manager, Acadian.
	Raymond F. Mui (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
	Richard O. Barry (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
	Matthew J. Cohen (Co-Manager)	Senior Vice President and Portfolio Manager, Acadian.
Brendan O. Bradley (Co-Manager)

Senior Vice President, Portfolio Manager and Quantitative Research Specialist, Acadian, since 2004; Vice President, Upstream Technologies, from 2002 to 2004; Research Associate, Samuelson Portfolio Strategies, from 1999 to 2002.

Terry C. Burnham (Co-Manager)

Senior Vice President and Portfolio Manager, and Director of Economics, Acadian, since 2005; Professor of Economics, Harvard Kennedy School of Government and Harvard Business School, from 1997 to 2004.

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Analytic Investors, Inc.	Harindra de Silva, Ph.D., CFA (Co-Manager: Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and Asset Allocation Funds)	President and Portfolio Manager, Analytic.
	Gregory McMurran (Co-Manager: Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and Asset Allocation Funds)	Chief Investment Officer and Portfolio Manager, Analytic.
	Dennis M. Bein, CFA (Co-Manager: Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, and Asset Allocation Funds)	Chief Investment Officer and Portfolio Manager, Analytic.
	Steven Sapra, CFA (Co-Manager: Old Mutual Analytic Defensive Equity Fund and Asset Allocation Funds)	Portfolio Manager, Analytic.
	Scott Barker, CFA (Co-Manager: Analytic Defensive Equity Fund and Old Mutual Analytic Global Defensive Equity Fund)	Portfolio Manager, Analytic.
	Robert Murdock, Ph.D., CFA (Co-Manager: Analytic Defensive Equity Fund and Old Mutual Analytic Global Defensive Equity Fund	Portfolio Manager, Analytic.
	Doug Savarese, CFA (Co-Manager: Old Mutual Analytic Global Defensive Equity Fund)	Portfolio Manager, Analytic.
	David Krider (Co-Manager: Old Mutual Analytic Global Defensive Equity Fund)	Portfolio Manager, Analytic, since July 2006; Research Analyst, Analytic, June 2005 – July 2006; Founder and Chief Technology Officer, Visualize, Inc., from 1996 to 2005.

Barrow, Hanley, Mewhinney & Strauss, Inc.	James P. Barrow (Co-Manager, Equity)	Founder and Portfolio Manager, Barrow, Hanley.

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	Richard A. Englander, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	J. Ray Nixon, Jr. (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	Robert J. Chambers, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	Timothy J. Culler, CFA (Co-Manager, Equity)	Principal and Portfolio Manager, Barrow, Hanley.
	David R. Hardin (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.
	Mark C. Luchsinger, CFA (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.
	J. Scott McDonald, CFA (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.
	Deborah A. Petruzzelli (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley, since 2003; Portfolio Manager, Victory Capital Management Inc., from 2000 to 2003.
	John S. Williams, CFA (Co-Manager, Fixed-Income)	Portfolio Manager, Barrow, Hanley.

Clay Finlay Inc.	Robert C. Schletter, CFA (Co-Manager, Americas Specialty)	Co-Chief Investment Officer, Clay Finlay.
	Carol Franklin, CFA (Co-Manager, Europe Specialty)	Senior Portfolio Manager, Clay Finlay, since 2004; Managing Director and Head of Global Equity Selection Team, Deutsche Asset Management, from 2001 to 2002.
	Lauren C. Lambert, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2002; Portfolio Manager and Analyst, Scudder Stevens & Clark and its successor companies, from 1994 to 2002.
	Steven Miller (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Miwa Seki (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.

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	Jonathan D. Allen, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
	Miho Saito (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2005; Senior Investment Manager, Government of Singapore Investment Corporation, 1997 to 2005.
	Gregory Stanek, CFA (Co-Manager)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay.
Francoise Vappereau (Co-Manager)

Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since 2005; Investment Consultant, Research Works, 2003 to 2004; Senior Manager/Strategy Coordinator and Senior Equity Fund Manager, Lombard Odier & Cie, 1984 to 2002.

	Henrik Strabo (Co-Manager)	Co-Chief Investment Officer and Director, Clay Finlay, since September 2006; Chief Investment Officer, International Equities, American Century, 1993 to August 2006.
	Christopher Lively, CFA (Co-Manager, Emerging Markets and Asia Pacific ex Japan Specialty)	Principal, Portfolio Manager, and Senior Research Analyst, Clay Finlay, since November 2006; Senior Portfolio Manager, Legg Mason, 2000 to October 2006.

Copper Rock Capital Partners, LLC	Tucker M. Walsh (Co-Manager)	Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager, Copper Rock, since 2005; Managing Director, State Street Research & Management Company, from 1997 to 2005.
	Michael Malouf, CFA (Co-Manager)	President and Portfolio Manager, Copper Rock, since 2005; Managing Director, Neuberger Berman LLC, from 1998 to 2002.

Dwight Asset Management Company	David T. Kilborn (Co-Manager, Fixed-Income)	Senior Vice President and Head of Fixed Income (Asset-Backed Securities), Dwight.
	Robert P. Clancy (Co-Manager, Fixed-Income)	Senior Vice President (Mortgage-Backed Securities), Dwight.
	Derrick Wulf, CFA (Co-Manager, Fixed-Income)	Senior Vice President (Commercial Mortgage-Backed Securities), Dwight.

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	Edward Meigs, CFA (Co-Manager, High Yield)	Senior Vice President (High Yield Corporates), Dwight.
	Sean Slein, CFA (Co-Manager, High Yield)	Vice President (High Yield Corporates), Dwight.

Heitman Real Estate Securities LLC	Timothy J. Pire, CFA (Co-Manager)	Managing Director and Portfolio Manager, Heitman.
	Larry S. Antonatos (Co-Manager)	Executive Vice President and Portfolio Manager, Heitman.

Liberty Ridge Capital, Inc.	James B. Bell, CFA (Manager, U.S. Small Cap Blend)	Vice President and Portfolio Manager, Liberty Ridge Capital, since 2004; Research Analyst, Liberty Ridge Capital, from 2001 to 2004.
	Jerome J. Heppelmann, CFA (Manager, U.S. Large Cap Blend and U.S. Mid Cap Blend)	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager, Liberty Ridge Capital.

Provident Investment Counsel, Inc.	James M. Landreth, CFA (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC.
	John J. Yoon, CFA * (Co-Manager, Mid-Cap Growth)	Senior Vice President, PIC.
	Richard S. Campagna (Co-Lead Manager, Mid-Cap Growth)	Senior Vice President, PIC, since 2005; Portfolio Manager, Managing Director and Head of Research, Shaker Investments, LLC, from 2001 to 2005.
	Susan J. Perkins, CFA (Co-Manager, Flex Growth)	Senior Vice President, PIC, since February 2004; with PIC since November 1999.
	Sean C. Kraus, CFA (Co-Manager, Flex Growth)	Senior Vice President, PIC.

Rogge Global Partners PLC	Olaf Rogge (Co-Manager)	Founder, Rogge.
	Richard Bell (Co-Manager)	Partner and Portfolio Manager, Rogge.
	John Graham (Co-Manager)	Partner and Portfolio Manager, Rogge.

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	Adrian James (Co-Manager)	Partner and Portfolio Manager, Rogge.

Thompson, Siegel & Walmsley LLC	Elizabeth Cabell Jennings, CFA (Co-Manager, Large Cap)	Senior Vice President, TS&W.
	Paul A. Ferwerda, CFA (Co-Manager, Small and All Cap)	Senior Vice President, TS&W.
	Horace P. Whitworth, CFA, CPA (Co-Manager, Large Cap)	Senior Vice President, TS&W.
	Frank H. Reichel, III, CFA (Manager, Small Cap)	Senior Vice President, TS&W.
	Charles J. Wittmann, CFA (Co-Manager, Small and Small-Mid Cap)	Research Analyst/Portfolio Manager, TS&W, since 2004; Partner/Portfolio Manager/Sector Analyst, Shockoe Capital, LLC, from 2001 to 2004.
	John S. Pickler, CFA (Co-Manager, Mid and Large Cap)	Vice President, TS&W, since 2002.
	H.B. Thomson III (Co-Manager, Director of Research)	Senior Vice President, TS&W.
	Brett P. Hawkins, CFA, CPA (Co-Manager, Mid and Small-Mid Cap)	Vice President, TS&W.

Thomson Horstmann & Bryant, Inc.	Alexander Thomson (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	Richard Horstmann (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	William Bryant (Co-Manager)	Founding Partner and Portfolio Manager, THB.
	Chad Nelson, CFA (Co-Manager)	Chief Investment Officer and Portfolio Manager, THB.

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Chris Cuesta, CFA (Co-Manager)	Portfolio Manager, THB.

* Effective July 1, 2007, Mr. Yoon will no longer be a portfolio manager of the Funds.

For more information on the Funds’ portfolio managers, their compensation, other accounts managed by them, and their ownership of shares of the Funds, please see the SAI.

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YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund are called the net asset value (“NAV”). NAV per share class of a Fund is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents. The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance.

If a Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Funds may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer. Financial Intermediaries and the Funds may reserve the right not to accept customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to a Fund or an affiliate of a Fund in a timely manner. A Fund will be deemed to have received a purchase or redemption order from a Financial Intermediary when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at a Fund’s NAV next computed after such order is unconditionally accepted by a Financial Intermediary or its designee.

Valuing Portfolio Securities

A Fund uses pricing services to determine the market value of the securities in its portfolio. A Fund generally uses the market value of securities as of the close of regular trading on the NYSE to value equity securities held in the Fund’s portfolio. Short-term investments are priced at amortized cost, which approximates market value.

If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The Board has determined to fair value on a daily basis foreign securities traded outside of the Western Hemisphere to, among other things, avoid stale prices, make a Fund less attractive to market timers, and take into account any significant events occurring after the close of a foreign market in those regions. While fair value pricing cannot eliminate the possibility of short-term trading, we believe it helps to protect the interests of a Fund’s long-term shareholders.

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Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of a Fund’s securities holdings on such days may affect the value of the Fund’s shares on days when you will not be able to purchase, exchange, or redeem shares. If a Fund holds securities quoted in foreign currencies it translates that price into U.S. dollars at current exchange rates.

Policy Regarding Excessive or Short-Term Trading

While the Funds provide shareholders with daily liquidity, the Funds are intended to be long-term investment vehicles and are not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of a Fund’s shares may:

•	cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Funds, the Advisor, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that we will be able to identify and restrict all such trading in the Funds. The Advisor and its agents cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to a Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

Funds that invest in overseas markets are subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market-timing. The Board has adopted, and the Advisor and its agents have implemented, the following tools to discourage short-term trading in the Funds, including time-zone arbitrage:

•	trade activity monitoring;
•	trading guidelines;
•	redemption/exchange fee; and
•	fair value pricing.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in a Fund will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments, which are inherently subjective. The Advisor and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Advisor and its agents may consider an investor's trading history in the Funds, other funds, and accounts under common ownership, influence, or control. The Advisor and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Advisor and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Advisor, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder

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that he or she must stop such activities, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder's account. Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective. In making such judgments, the Advisor and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The Advisor and its agents apply the excessive short-term trading policy uniformly to all Financial Intermediaries. The ability of the Advisor and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited because Financial Intermediaries often maintain the underlying shareholder accounts in omnibus accounts. The Advisor and its agents rely on Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Funds’ short-term trading policy on shareholders in such accounts. In compliance with Rule 22c-2 of the 1940 Act, the Trust has in place with each Financial Intermediary an agreement (“Shareholder Information Agreement”) that requires the Financial Intermediary to (i) provide the taxpayer identification numbers and transaction information about Fund shareholders who hold their shares through the Financial Intermediary, (ii) use its best efforts to determine, upon request of the Trust, whether any other person that holds Fund shares through the Financial Intermediary is itself a financial intermediary (“indirect intermediary”), and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (iii) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Fund shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies. These contractual arrangements will enhance the Advisor’s ability to monitor trades placed through omnibus accounts. However, there is no assurance that Financial Intermediaries will, in all instances, cooperate with the Advisor in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

Trading Guidelines

If a shareholder exceeds four exchanges out of a Fund per calendar year or if a Fund, the Advisor, or one of its agents, determines that a shareholder's short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Funds and the Advisor and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one Fund to purchase shares of one or more other retail mutual funds advised by the Advisor (“Old Mutual Funds”) is considered a single exchange. A Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part. Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by a Fund and may be cancelled or revoked. The Advisor may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges. The Advisor and the Funds also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

Redemption/Exchange Fee

A Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. A Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of a Fund have been held, the Advisor assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

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A Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

A Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

1.	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;
2.

total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with a Fund to waive or not to impose the fee;

3.	total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with a Fund or a Financial Intermediary;
4.	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;
5.	redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
6.	redemptions initiated by a Fund, as permitted in this Prospectus.

The Funds’ goal is to apply the redemption/exchange fee to all shares regardless of the type of account through which the shares are held.

Fair Value Pricing

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

Choosing a Share Class

Each Fund has four classes of shares, two of which, Class Z and Institutional Class, are offered by this Prospectus. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Funds, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class. Class Z and Institutional Class shares are not subject to sales charges or fees pursuant to a Distribution Plan or Service Plan. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. The Trust reserves the right to change the categories of investors eligible to purchase shares of the Funds.

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Buying Shares

Institutional Class

You may purchase Institutional Class shares of the Funds through certain financial institutions that are authorized to sell shares of a Fund. You may also purchase Institutional Class shares of the Funds directly through the Funds’ transfer agent. Institutional Class shares are available for purchase by the following categories of investors:

▪	A bank, trust company, or other type of depository institution;
▪	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
▪	Pension or profit sharing plans or the custodian for such a plan;
▪	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
▪

“Wrap account” programs established with broker/dealers or financial intermediaries where (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with a Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

▪	Other institutional clients who invest at least $2 million in a Fund.

Institutional Class shares are intended, where available, to be exempt from state blue sky registration.

Class Z

Class Z shares may only be purchased through certain brokers, dealers, registered investment advisers, and tax deferred plans that are authorized to sell and/or service Class Z shares of a Fund, except that: (1) persons or entities who are the beneficial owners of, and who have continuously maintained an investment in, Class Z shares of any retail mutual fund currently advised by the Advisor since June 1, 2007 (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (2) employees of the Advisor and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Advisor, fund counsel to any mutual fund currently advised by the Advisor, and their immediate families may continue to purchase Class Z shares in any applicable manner. Class Z shares will not be available to new shareholders through retail no-transaction-fee (NTF) platforms after June 1, 2007.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund. The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Fund so that your may receive the same day’s NAV. The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge. Purchases of shares of a Fund may be made on any day on which the NYSE is open for business.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Minimum Investment

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

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Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, individuals should call 888.744.5050 or a tax professional and investment professionals should call 888.772.2888 or a tax professional.

Class Z Shares

Minimum Investment *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfer to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans (“SIP”) - I [1]	$500	$25
SIP - II [2]	no minimum	$50

1      If a SIP-I is established, the minimum initial investment for a Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

2         An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

*      The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

Selling Shares

You may sell your Fund shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Funds’ transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at a Fund's next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. A Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to 7 days. Also, if a Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees. These include:

▪	Redemptions by check, wire, or ACH in excess of $50,000;
▪	Requests to send proceeds to a different address or payee;
▪	Requests to send proceeds to an address that has been changed within the last 30 days; and
▪	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed. A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency, or savings

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association and must include the title of the signatory. A notary public does not provide a signature guarantee. A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By: [Signature]
Title: [Title of Signatory]

General Policies

▪

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Funds are required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Funds reserve the right to close your account or take such other action deemed appropriate if it is unable to verify your identity.

▪      The Funds are not available to new foreign investors. A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

▪	The Funds may reject purchase orders.
▪	The Funds reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of a Fund in any 90-day period.
▪

When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Funds’ transfer agent so that you may receive that same day's NAV per share.

▪

SEI Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

▪

Because of the relatively high cost of maintaining smaller accounts, a Fund charges an annual fee of $12 if your account balance drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, or Systematic Investment Plans. A Fund will provide 60 days’ prior notice of the imposition of this fee. A Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

▪

For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption. Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

▪

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial advisor if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial advisor or broker-dealer.

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Exchanges between Funds

You may exchange some or all shares of a particular class of a Fund for the same class of another Old Mutual Fund that offers such class of shares. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Old Mutual Funds. However, if you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The minimum investment requirements, as stated above, also apply to exchanges.

If a shareholder exceeds four exchanges out of any of the Funds per calendar year, or if a Fund, the Advisor, or one of their agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled "Your Investment - Policy Regarding Short-Term or Excessive Trading" for details of the Trust's trading guidelines and redemption/exchange fee.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired. Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange. Shareholders may realize a taxable gain or a loss on any exchange.

Systematic Withdrawal Plan

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund account to your designated checking or savings account.

▪	Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

Householding

To keep the Funds’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

Dividends and Taxes

The Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains, if available. Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund pay net investment income and distributions from capital gains annually. Old Mutual Asset Allocation Balanced Portfolio and Old Mutual Asset Allocation Conservative Portfolio pay net investment income quarterly and distributions from capital gains annually. Dividends and distributions will be reinvested in your Fund account unless you instruct a Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains

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distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and long-term capital gains are taxable to individuals and other non-corporate taxpayers at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below. Certain dividends and distributions paid to you in January may be taxable as if they had been paid to you the previous December.

If you purchase shares of a Fund shortly before it declares a dividend or a distribution, you will be “buying a dividend” – that is, a portion of your investment in such Fund may be returned to you in the form of a taxable distribution.

A sale or exchange of shares of a Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of a Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of a Fund sold or exchanged after one year. The table below describes the tax rates for each.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from a Fund. Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	5%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	5%	15%

Payments to Financial Intermediaries

The Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the "Your Investment - Choosing a Share Class" section of this Prospectus.

Payments by the Distributor, the Advisor, or their Affiliates

The Distributor, or one or more of its affiliates, from time to time, makes payments from its own resources to Financial Intermediaries in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Funds on the Financial Intermediary's sales system, placing the Trust and the Funds on the Financial Intermediary's preferred or recommended list, marketing support services, networking, and/or administrative or recordkeeping support services (collectively, “revenue sharing payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and

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access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

From time to time, the Distributor, or its affiliates, pay "networking fees" to certain broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust's costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

The Advisor, or its affiliates, pay certain Financial Intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary's sales and/or the value of Fund shares within a Financial Intermediary's client accounts. In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust's logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Advisor and the Sub-Advisors will benefit from the Distributor's activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such Financial Intermediaries.

Revenue sharing payments may provide Financial Intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended July 31, 2006, the Distributor, the Advisor, or one or more of their affiliates, made revenue sharing payments to the following Financial Intermediaries: ADP, Charles Schwab, Edgewood, Fidelity, Fiserv Trust Company, GWFS, Investment Manager Services, JP Morgan, Merrill Lynch, Morgan Stanley, MSCS Financial Services, National Investors, Pershing, Prudential Investment Management Services, Raymond James, RBC Dain Rauscher, RW Baird, Smith Barney, Trustlynx, and USB.

Payments by the Funds

Like the Advisor and its affiliates, the Funds may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Funds may also pay networking fees to brokers, up to certain limits.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, the Advisor, their affiliates, or the Funds to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

88

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of each Fund’s Class Z and Institutional Class shares for the period from commencement of operations through the fiscal year ended July 31, 2006. The total returns for a Fund represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the financial highlights has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by calling the Funds toll-free at 888.772.2888.

89

																Ratio
																of Expenses
											Net				Ratio of Net	to Average
	Net			Realized							Asset		Net	Ratio of	Investment	Net Assets
	Asset	Net		and				Dividends	Distributions	Total	Value,		Assets	Expenses	Income	(Excluding
	Value,	Investment		Unrealized			Total	from Net	from	Dividends	End		at End	to Average	(Loss)	Waivers and	Portfolio
	Beginning	Income		Gains on		Redemption	from	Investment	Capital	and	of	Total	of Period	Net	to Average	Fees Paid	Turnover
	of Period	(Loss)		Securities		Fees	Operations	Income	Gains	Distributions	Period	Return †	(000)	Assets††	Net Assets ††	Indirectly)††	Rate †
Old Mutual Asset Allocation Conservative Portfolio
Class Z
2006***	$ 10.60	$ 0.19	*	$ 0.09	*	$ -	$ 0.28	$ (0.18)	$ (0.05)	$ (0.23)	$ 10.65	2.63%	$ 1	1.25%	2.80%	757.79%	146.84%
Institutional Class
2006	$ 10.54	$ 0.29	*	$ 0.10	*	$ -	$ 0.39	$ (0.23)	$ (0.05)	$ (0.28)	$ 10.65	3.64%	$ 5,588	1.25%	2.71%	1.75%	146.84%
2005**	10.00	0.16	*	0.50	*	-	0.66	(0.12)	-	(0.12)	10.54	6.60%	5,193	1.25%	1.82%	6.95%	170.31%

Old Mutual Asset Allocation Balanced Portfolio
Class Z
2006***	$ 11.26	$ 0.12	*	$ 0.28	*	$ -	$ 0.40	$ (0.12)	$ (0.08)	$ (0.20)	$ 11.46	3.57%	$ 1	1.30%	1.60%	771.22%	129.99%
Institutional Class
2006	$ 11.04	$ 0.19	*	$ 0.46	*	$ -	$ 0.65	$ (0.15)	$ (0.08)	$ (0.23)	$ 11.46	5.91%	$ 12,890	1.30%	1.64%	1.47%	129.99%
2005**	10.00	0.10	*	1.01	*	-	1.11	(0.07)	-	(0.07)	11.04	11.15%	11,303	1.30%	1.14%	6.08%	125.19%

Old Mutual Asset Allocation Moderate Growth Portfolio
Class Z
2006***	$ 11.70	$ 0.08	*	$ 0.43	*	$ -	$ 0.51	$ (0.04)	$ (0.05)	$ (0.09)	$ 12.12	4.45%	$ 1	1.30%	0.98%	764.76%	111.99%
Institutional Class
2006	$ 11.33	$ 0.12	*	$ 0.76	*	$ -	$ 0.88	$ (0.04)	$ (0.05)	$ (0.09)	$ 12.12	7.86%	$ 8,136	1.30%	1.00%	1.56%	111.99%
2005**	10.00	0.07	*	1.27	*	-	1.34	(0.01)	-	(0.01)	11.33	13.43%	6,279	1.30%	0.79%	6.81%	98.50%

Old Mutual Asset Allocation Growth Portfolio
Class Z
2006***	$ 12.23	$ 0.03	*	$ 0.61	*	$ -	$ 0.64	$ (0.03)	$ (0.10)	$ (0.13)	$ 12.74	5.23%	$ 1	1.35%	0.39%	758.31%	94.12%
Institutional Class
2006	$ 11.70	$ 0.06	*	$ 1.12	*	$ -	$ 1.18	$ (0.03)	$ (0.10)	$ (0.13)	$ 12.75	10.08%	$ 15,304	1.35%	0.47%	1.68%	94.12%
2005**	10.00	0.04	*	1.67	*	-	1.71	(0.01)	-	(0.01)	11.70	17.13%	6,255	1.35%	0.43%	7.19%	59.93%

90

Old Mutual Analytic Defensive Equity Fund (1)
Class Z (2)
2006(5)	$ 12.82	$ 0.06	*	$ 0.33	* #	$ -	$ 0.39	$ -		$ -	$ -	$ 13.21	3.04%	#	$ 140,795	1.26%	(6)	0.72%	1.82%	59.61%
2005	11.66	0.10	*	1.69	*	-	1.79	(0.30)		(0.33)	(0.63)	12.82	15.36%		227,265	1.36%	(6)	0.78%	1.44%	81.00%
2004	11.10	0.09	*	0.99	*	-	1.08	(0.19)		(0.33)	(0.52)	11.66	9.87%		57,171	1.17%	(6)	0.75%	1.70%	152.00%
2003	9.09	0.08	*	2.01	*	-	2.09	(0.08)		-	(0.08)	11.10	23.13%		44,693	1.30%	(6)	0.79%	2.27%	241.00%
2002 (4)	10.46	0.09		(1.36)		-	(1.27)	(0.10)	(3)	-	(0.10)	9.09	-12.22%		35,131	1.09%	(6)	0.91%	1.94%	233.00%
2001 (4)	10.80	0.08		(0.30)		-	(0.22)	(0.07)		(0.05)	(0.12)	10.46	-1.98%		40,806	0.99%	(6)	0.71%	1.69%	216.00%
Institutional Class
2006(5)	$ 12.82	$ 0.08	*	$ 0.31	* #	$ -	$ 0.39	$ -		$ -	$ -	$ 13.21	3.04%	#	$ 6,833	1.21%	(6)	0.97%	2.11%	59.61%
2005***	13.45	0.01	*	(0.10)	*	-	(0.09)	(0.21)		(0.33)	(0.54)	12.82	-0.63%		2	1.27%	(6)	1.55%	2.12%	81.00%

Old Mutual Analytic Global Defensive Equity Fundˆˆ
Class Z
2006	$ 10.00	$ -	*	$ 0.04	*	$ -	$ 0.04	$ -		$ -	$ -	$ 10.04	0.40%		$ 1	2.55%	†††	-0.27%	612.91%	19.97%
Institutional Class
2006	$ 10.00	$ -	*	$ 0.05	*	$ -	$ 0.05	$ -		$ -	$ -	$ 10.05	0.50%		$ 2,510	2.26%	†††	-0.01%	6.77%	19.97%

Old Mutual Clay Finlay China Fundˆ
Class Z
2006	$ 10.00	$ (0.03)	*	$ 3.28	*	$ -	$ 3.25	$ -		$ -	$ -	$ 13.25	32.50%		$ 24	1.85%		-0.46%	259.40%	50.80%
Institutional Class
2006	$ 10.00	$ 0.08	*	$ 3.19	*	$ -	$ 3.27	$ -		$ -	$ -	$ 13.27	32.70%		$ 12,622	1.55%		1.07%	2.58%	50.80%

Old Mutual Clay Finlay Emerging Markets Fundˆ
Class Z
2006	$ 10.00	$ (0.01)	*	$ 1.11	*	$ -	$ 1.10	$ -		$ -	$ -	$ 11.10	11.00%		$ 1	1.85%		-0.18%	1988.70%	82.86%
Institutional Class
2006	$ 10.00	$ 0.02	*	$ 1.11	*	$ -	$ 1.13	$ -		$ -	$ -	$ 11.13	11.30%		$ 2,779	1.35%		0.32%	4.28%	82.86%

Old Mutual Copper Rock Emerging Growth Fundˆˆˆ
Class Z***
2006	$ 10.46	$ (0.07)	*	$ 0.16	*	$ -	$ 0.09	$ -		$ -	$ -	$ 10.55	0.86%		$ 1	1.30%		-0.93%	787.59%	282.22%
2005	10.00	-		-		-	-	-		-	-	10.00	0.00%		-	‡ ‡		‡ ‡	‡ ‡	‡ ‡
Institutional Class

91

2006	$ 10.00	$ (0.08)	* $ 0.64	*	$ -	$ 0.56	$ -	$ -	$ -	$ 10.56	5.60%	$ 49,751	1.10%	-0.70%	1.71%	282.22%
2005	10.00	-	-		-	-	-	-	-	10.00	0.00%	-	‡ ‡	‡ ‡	‡ ‡	‡ ‡

Old Mutual International Equity Fundˆ
Class Z
2006	$ 10.00	$ 0.10	* $ 0.87	*	$ -	$ 0.97	$ -	$ -	$ -	$ 10.97	9.70%	$ 1	1.45%	1.59%	1776.73%	48.74%
Institutional Class
2006	$ 10.00	$ 0.12	* $ 0.86	*	$ -	$ 0.98	$ -	$ -	$ -	$ 10.98	9.80%	$ 5,490	1.20%	1.85%	2.96%	48.74%

*	Per share amounts for the year or period are calculated based on average outstanding shares.
**	Fund commenced operations on September 30, 2004.
***	Class commenced operations on December 9, 2005.
#	Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†

Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

††	Ratios for periods less than one year have been annualized.
†††	The impact of dividend expense is 0.79% for all classes.
‡ ‡	This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
ˆ	Fund commenced operations December 30, 2005.
ˆˆ	Fund commenced operations May 31, 2006.
ˆˆˆ	Fund commenced operations July 29, 2005.
(1)

On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.

(2)	The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.
(3)	Includes a return of capital of $(0.003).
(4)

On June 24, 2002, the Predecessor Fund acquired the assets of the UAM Analytic Defensive Equity Fund, a series of the UAM Funds, Inc. II. The operations of the Predecessor Fund prior to acquisition were those of the UAM Analytic Defensive Equity Fund.

(5)	The Old Mutual Analytic Defensive Equity Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.
(6)	Impact of Dividend Expense for Old Mutual Analytic Defensive Equity Fund as a ratio to average net assets:
		Z	Institutional
	2006	0.27%	0.39%
	2005	0.24%	n/a
	2004	0.18%	n/a
	2003	0.31%	n/a
	2002	0.10%	n/a
	2001	0.00%	n/a

	Amounts designated as "—" are either $0 or have been rounded to $0.

92

For More Information

For investors who want more information about the Funds, the following documents are available, without charge, upon request:

Statement of Additional Information (SAI)

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports to shareholders provide financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year or half-year.

The SAI and annual and semi-annual reports are available on the Funds’ website at oldmutualfunds.com. You may also contact your broker, dealer, or financial advisor or call the Funds toll-free at 888.772.2888 to request the SAI, annual and semi-annual reports, or other information about the Funds, and to make shareholder inquiries.

Reports and other information about Old Mutual Advisor Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. Reports and other information about Old Mutual Advisor Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

ADVISOR

Old Mutual Capital, Inc.

4643 South Ulster Street, Suite 600

Denver, CO 80237

DISTRIBUTOR

Old Mutual Investment Partners

4643 South Ulster Street, Suite 600

Denver, CO 80237

SEC FILE NUMBER 811-21587

OMAF-COMBINED-PRO 06/07

R-07-046 06/2007

STATEMENT OF ADDITIONAL INFORMATION

Dated June 4, 2007

TRUST:

Old Mutual Advisor Funds

FUNDS:

Old Mutual Analytic Defensive Equity Fund

Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Asset Allocation Balanced Portfolio

Old Mutual Asset Allocation Conservative Portfolio

Old Mutual Asset Allocation Growth Portfolio

Old Mutual Asset Allocation Moderate Growth Portfolio

Old Mutual Clay Finlay China Fund

Old Mutual Clay Finlay Emerging Markets Fund

Old Mutual Copper Rock Emerging Growth Fund

Old Mutual International Equity Fund

CLASSES:

Class A, Class C, Class Z, and

Institutional Class

INVESTMENT ADVISOR:

Old Mutual Capital, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of Old Mutual Advisor Funds and the Class A, Class C, Class Z, and Institutional Class shares of the Funds named above. It should be read in conjunction with the current Prospectus for the Class A and Class C shares of the Funds or the current Prospectus for the Class Z and Institutional Class shares of the Funds, as the case may be. Each Prospectus dated June 4, 2007, may be obtained without charge by calling 888-772-2888.

The Funds’ audited financial statements for the fiscal year ended July 31, 2006 are incorporated in this SAI by reference to the Funds’ annual report to shareholders. You may obtain a copy of the Funds’ latest annual report at no charge by calling the phone number noted above.

EXHIBIT A – CREDIT RATINGS	A-1
EXHIBIT B – PROXY VOTING POLICIES	1

THE TRUST

Old Mutual Advisor Funds (the “Trust”) was created as a Delaware statutory trust on May 27, 2004 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund are series funds of the Trust (each, a “Fund” and collectively, the “Funds”).

Shareholders may purchase shares of the Funds through four separate share classes: Class A, Class C, Class Z, and Institutional Class. Each class has the same voting rights and privileges as the other share classes of the Funds, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class has exclusive voting rights with respect to matters affecting only that class. Except for these differences, each share class of the Funds represents an equal proportionate interest in the Funds. See the section in this SAI entitled “Description of Shares” for more information. No investment in shares of the Funds should be made without first reading the Funds’ Prospectuses. Capitalized terms not defined in this SAI are defined in the Funds’ Prospectuses.

INVESTMENT RESTRICTIONS

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages below (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Fund. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of a Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

Several of these fundamental investment restrictions include the defined term “1940 Act Laws, Interpretations, and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds.

B-1

1.           The investment objective, as stated below, of each of the following Funds is fundamental and may not be changed without approval by the holders of a majority of each such Fund's outstanding voting shares. A Fund cannot guarantee that its investment objective will be realized.

Fund	Investment Objective
Old Mutual Analytic Global Defensive Equity	Capital appreciation
Old Mutual Clay Finlay China	Long-term capital appreciation
Old Mutual Clay Finlay Emerging Markets	Long-term capital appreciation
Old Mutual International Equity	Long-term capital appreciation

2.           Each Fund, except the Old Mutual Clay Finlay China Fund, is a “diversified company” as defined in the 1940 Act. This means that each such Fund will not purchase the securities of any issuer if, as a result, such Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations, and Exemptions. This restriction does not prevent the Funds from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 2 for further information.

3.           No Fund may borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 3 for further information.

4.           No Fund may underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

5.           Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) of each such Fund’s investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. This restriction also does not limit Old Mutual Clay Finlay Emerging Markets Fund’s, Old Mutual Copper Rock Emerging Growth Fund’s, and Old Mutual International Equity Fund’s investments in (i) tax-exempt obligations issued by governments or political subdivisions of governments; or (ii) repurchase agreements collateralized by such obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to non-fundamental investment restriction number 5 for further information.

In applying the limitations on investments in an industry, Old Mutual Clay Finlay Emerging Markets Fund and Old Mutual International Equity Fund use industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P., and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made in the exercise of its reasonable discretion.

Old Mutual Clay Finlay China Fund is a region fund and concentrates its investments in certain industries or groups of industries included within the sectors in which such Fund invests.

6.           No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

7.           No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

8.           No Fund may make personal loans or loans of its assets to persons who control or are under common control with such Fund, except to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please refer to non-fundamental investment restriction number 6 for further information.

9.           Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of each such Fund’s assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as such Fund.

Please refer to non-fundamental investment restriction number 7 for further information.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has also adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board without a vote of shareholders.

1.           No Fund may invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.           In complying with the fundamental investment restriction regarding issuer diversification, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund will not, with respect to 75% of each such Fund’s total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of such Fund’s total assets would be invested in the securities of that issuer; or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

Old Mutual Clay Finlay China Fund is a non-diversified portfolio. This means that, with respect to at least 50% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer.

3.           In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative

Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may borrow money in an amount not exceeding 33 1/3% of each such Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers, or current and future funds advised by the Advisor or an affiliate of the Advisor as well as portfolios of other registered investment companies whose investment advisor is controlling, controlled by or under common control with the Advisor (“Affiliated Funds”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A Fund may not purchase additional securities when borrowings exceed 5% of such Fund’s total assets.

4.           Old Mutual Analytic Defensive Equity Fund and Old Mutual Analytic Global Defensive Equity Fund may not borrow money, except that: (i) each such Fund may borrow from banks (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (ii) each such Fund may borrow up to an additional 5% of its total assets for temporary purposes; (iii) each such Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) each such Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, each such Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. Each such Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

5.           In complying with the fundamental investment restriction regarding industry concentration, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Copper Rock Emerging Growth Fund may invest up to (but not including) 25% of each such Fund’s total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as the World Bank, the European Union, and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric, and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance, and diversified finance).

6.           In complying with the fundamental restriction with regard to making loans, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may lend up to 33 1/3% of each such Fund’s total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which a Fund may rely.

7.           Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as such Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which such Fund may rely.

8.           Old Mutual Analytic Defensive Equity Fund may purchase and sell currencies or securities on a when-issued, delayed delivery, or forward-commitment basis.

9.           Old Mutual Analytic Defensive Equity Fund may purchase and sell foreign currency, purchase options on foreign currency, and foreign currency exchange contracts.

10.	Old Mutual Analytic Defensive Equity Fund may invest in the securities of foreign issuers.

11.         Old Mutual Analytic Defensive Equity Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies, and limitations. The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of one investment company.

12.         Old Mutual Analytic Defensive Equity Fund may write covered call options and may buy and sell put and call options.

13.	Old Mutual Analytic Defensive Equity Fund may enter into repurchase agreements.

14.         Old Mutual Analytic Defensive Equity Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of such Fund’s total assets taken at market value. In addition, such Fund must receive at least 100% collateral.

15.         Old Mutual Analytic Defensive Equity Fund may sell securities short and engage in shorts sales “against the box.”

16.	Old Mutual Analytic Defensive Equity Fund may enter into swap transactions.

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

The Prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI supplements the discussions of the Funds’ investment strategies and policies discussed in the Prospectuses.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as rights, warrants, and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies, or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities include convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value," which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. (“Moodys”) or Standard & Poor’s (“S&P”) (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if it is believed that they are equivalent in quality to the rated securities that a Fund may buy. (Exhibit A to this SAI provides a description of such security ratings.)

The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of a Fund’s investment policies.

A Fund’s investments in convertible securities or other securities may generate taxable income, which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as a Fund’s asset size increases, which could reduce a Fund’s total returns. IPOs may not be consistently available to a Fund for investing, particularly as a Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling

IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Over-The-Counter (“OTC”) Market. In contrast to the securities exchanges, the OTC market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which a Fund invests may not be as great as that of other securities and, if a Fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are not always entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Rights and Warrants. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.

Small and Medium Capitalization Stocks. Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in a Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. Investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines, and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Technology Companies. Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

General Risks of Investing in Stocks. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred shareholders, followed by common shareholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Shareholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	factors affecting an entire industry, such as increases in production costs; and
•	changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Bankers’ Acceptance. A banker's acceptance is a time draft drawn by a borrower on a commercial bank, usually relating to an international commercial transaction. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Obligations. The Funds will only invest in a security issued by a commercial bank if the bank:

•	has total assets of at least $1 billion, or the equivalent in other currencies; and
•	is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or
•	is a foreign branch of a U.S. bank and the Advisor or Sub-Advisor believes the security is of an investment quality comparable with other debt securities that a Fund may purchase.

Certificate of Deposit. A certificate of deposit is a short-term obligation of a bank. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. However, certificates of deposit generally carry penalties for early withdrawal and may, under certain circumstances, be considered illiquid.

Commercial Paper and Other Cash Equivalents. Commercial paper is the term for short-term promissory notes issued by corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank “guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The creditworthiness of the institution issuing the letter of credit will be considered, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Demand Instruments. Certain instruments may involve a conditional or unconditional demand feature, which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Municipal Lease Obligations. A Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Pay-In-Kind Securities. A Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Senior Loans. Senior loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior loans in which a Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The senior loans in a Fund’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of senior loans may vary substantially from the stated maturity of such loans.

Step Coupon Bonds (“Steps”). A Fund may invest in debt securities, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes. A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as senior loans.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. With respect to a Fund, the Advisor or Sub-Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Securities - U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in the section entitled “Mortgage-Backed Securities” below.

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

•	by the right of the issuer to borrow from the U.S. Treasury;
•	by the discretionary authority of the U.S. government to buy the obligations of the agency; or
•	by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of a Fund.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities.

Zero Coupon Bonds - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors, including the time remaining until maturity, prevailing interest rates, the security’s liquidity, and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund’s investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Factors Affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk. This risk affects mainly mortgage-backed and asset-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of a Fund, which may adversely affect the expected performance of a Fund.

Call Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities. This is known as a call risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage or other loan prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed or asset-backed securities may be less effective than other types of debt securities as a means of “locking in” interest rates.

Credit Rating. Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor or Sub-Advisor may determine that it is of investment-grade. The Advisor or Sub-Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s, S&P, and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. See Exhibit A – Credit Ratings in the SAI for further information.

The Advisor or Sub-Advisor(s) may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys the security. A rating agency may change its credit ratings at any time. The Advisor or Sub-Advisor(s) monitor the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Funds may invest in securities of any rating.

DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark. Derivatives may be used to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, or to remain fully invested. Derivatives may also be used as protection from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Caps, Collars, and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Equity Linked Notes. A Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future. Futures contracts are traded on exchanges that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA. In connection with this exclusion, the Funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when a futures contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in portfolios investing in fixed income securities, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to a Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

For information concerning the risks associated with utilizing futures contracts, please see “Risks of Transactions in Futures Contracts Options” below.

Inverse Floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Options. Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that a Fund may utilize are discussed below.

Writing Put and Call Options. When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, a Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

A Fund is permitted only to write covered options. At the time of selling the call option, a Fund may cover the option by owning, among other things:

•	the underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency, or futures contract;
•	a call option on the same security or index with the same or lesser exercise price;
•	a call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
•	cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency, or futures contract; or
•	in the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

•	entering into a short position in the underlying security;

•	purchasing a put option on the same security, index, interest rate, foreign currency, or futures contract with the same or greater exercise price;
•

purchasing a put option on the same security, index, interest rate, foreign currency, or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	maintaining the entire exercise price in liquid securities.

Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	allowing it to expire and losing its entire premium;
•	exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	closing it out in the secondary market at its current price.

Securities Index Options. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase. A Fund will only write “covered” options. A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor or Sub-Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by a Fund are based. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.” A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

A Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with a Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•

are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

•	do not require an initial margin deposit; and
•	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Over-the-Counter Options. A Fund may enter into contracts to write over-the-counter options with primary dealers. A Fund has established standards of creditworthiness for these primary dealers, although a Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that a Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is “out-of-the-money.” If a contract gives a Fund an absolute right to repurchase the written option at a pre-established formula price, a Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Swap Agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties, insolvency, or by mutual agreement, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices. A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Sub-Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•

a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits, or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and
•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. If the Sub-Advisor incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Sub-Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Sub-Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and
•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability (any of which could affect U.S. investment in foreign countries) and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs, and CDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities. ADRs, EDRs, and GDRs are considered foreign securities for purposes of a Fund.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.

There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign Currency Transactions. A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts (often three month contracts) to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Advisor or Sub-Advisor may enter into settlement hedges in the normal course of managing a Fund’s foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Advisor or Sub-Advisor.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling – for example, by entering into a forward contract to sell euros in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Successful use of forward currency contracts will depend on the skill of the Advisor or Sub-Advisor in analyzing and predicting currency values. Forward contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Advisor or Sub-Advisor anticipate. For example, if a currency’s value rose at a time when the Advisor or Sub-Advisor had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency’s appreciation. If the Advisor or Sub-Advisor hedges a Fund’s currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Advisor or Sub-Advisor increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Advisor or Sub-Advisor will be advantageous to a Fund or that it will hedge at an appropriate time.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the

1940 Act. Shareholders of a Fund that invest in such investment funds will bear not only their proportionate share of the expenses of a Fund (including operating expenses and the fees of the advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•

the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

•

foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

•

the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•

the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•

a foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk. The Sub-Advisor anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;
•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement, and custodial practices less developed than those in U.S. markets; and
•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;
•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and
•

restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While a Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•

government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•

there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•

available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•

the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. A Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	have relatively unstable governments;

•	present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

•	offer less protection of property rights than more developed countries; and
•

have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANY SHARES

A Fund may invest in shares of other investment companies (including Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of a Fund would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition: (i) a Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of a Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of a Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Advisor or Sub-Advisor determines the liquidity of a Fund’s investments and, through reports from the Advisor or Sub-Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor or Sub-Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage backed securities. Also, the Advisor or Sub-Advisor may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Restricted securities do not include Rule 144A securities that are determined by the Advisor or Sub-Advisor to be liquid.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times will have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, a Fund’s custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, consumer loans or mortgages or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

Federal Home Loan Mortgage Corporation (“FHLMC”) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Federal National Mortgage Association (“FNMA”) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Government National Mortgage Association (“GNMA”) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund’s shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which a Fund may lose if prepayment occurs.

Mortgage Dollar Rolls. A Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. A Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Furthermore, the transaction costs may exceed the return earned by a Fund from the transaction.

Receipts. Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Variable and Floating Rate Instruments. Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund’s assets. A Fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

•	the borrower must provide collateral at least equal to the market value of the securities loaned;
•	the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government;
•	the borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);
•	a Fund must be able to terminate the loan at any time;
•	a Fund must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

•	a Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

•	lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
•	experience delays in recovering its securities.

SHORT SALES

Description of Short Sales. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. A Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, a Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. Because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A Fund typically sells securities short to:

•	take advantage of an anticipated decline in prices; or
•	protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box. In addition, a Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain, and close short sales against the box.

Restrictions on Short Sales. A Fund will not short sell a security if:

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after giving effect to such short sale, the total market value of all securities sold short would exceed 70% of the value of a Fund’s net assets with regard to Old Mutual Analytic Defensive Equity Fund, 33% of the value of a Fund’s net assets with regard to Old Mutual Analytic Global Defensive Equity Fund, or 25% of the value of a Fund’s net assets with regard to Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund;

•	the market value of the securities of any single issuer that have been sold short by a Fund would exceed 2% of the value of a Fund’s net assets with regard to Old Mutual Analytic Global

Defensive Equity Fund, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund, or 3% of the value of a Fund’s net asset with regard to Old Mutual Analytic Defensive Equity Fund; and

•	such securities would constitute more than 2% of any class of the issuer’s securities.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

To the extent that a Fund invests in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

INTER-FUND LOANS

A Fund may lend uninvested cash up to 15% of their net assets to current and future funds advised by the Advisor or an affiliate of the Advisor as well as portfolios of other registered investment companies whose investment advisor is controlling, controlled by or under common control with the Advisor (“Affiliated Funds”) and a Fund may borrow from other Affiliated Funds to the extent permitted under a Fund’s investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of a Fund’s total assets, a Fund will secure all of its loans from other Affiliated Funds. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued to affiliates of the Trust and the Advisor.

SENIOR SECURITIES

The term “senior security”, as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” will not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor will such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it will be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, a Fund expects to be invested in its primary investments, as described above. However, for temporary defensive purposes, when the Sub-Advisor determines that market, economic, political or other conditions warrant, a Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectuses, provided that such investment would be consistent with a Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rate for Old Mutual Asset Allocation Growth Portfolio increased from 59.93% to 94.12% from July 31, 2005 to July 31, 2006. This increase was the result of the Portfolio having recently begun operations and having reallocated assets between sub-advisers during the period. The portfolio turnover rate for Old Mutual Analytic Defensive Equity Fund decreased from 81.00% to 59.61% from July 31, 2005 to July 31, 2006. This decrease was the result of the Fund’s acquisition of substantially all of the assets and liabilities of another mutual fund during the period.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings information related to a Fund, including the top holdings, will be made available to the general public, at oldmutualfunds.com, fifteen calendar days after the end of each calendar quarter. A

Fund’s portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q. These reports are available, free of charge, on the SEC’s website, at www.sec.gov. Service providers that have contracted to provide services to the Trust (including the custodian, administrator, sub-administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust, the Trust’s auditors, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”). These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Advisor or the Trust, provided that the service is related to the investment advisory services that the Advisor provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either the Advisor’s chief compliance officer, general counsel, or chief investment officer;
•	the request must relate to an appropriate business purpose; and
•

the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Advisor and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. In addition, the Advisor regularly presents to the Board a list of recipients, if any, of non-standard disclosure of portfolio holdings information. In no event shall the Trust, Advisor, Sub-Advisor(s), or any other entity receive any compensation in connection with the disclosure of a Fund’s portfolio holdings.

Listed below are the entities that currently receive non-standard disclosure of Fund holdings information. Neither the Trust, the Advisor, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.

Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Independent Trustees

	Position(s) Held with the Trust		Term of Office* and Length of Time Served		Principal Occupation(s) During Past Five Years		Number of Funds in the Old Mutual Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
John R. Bartholdson (Age: 62)		Trustee		Trustee since 2004		Retired. Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 – April 2007.		42		Old Mutual Insurance Series Fund, Old Mutual Advisor Funds II, ING Clarion Real Estate Income Fund, and ING Clarion Global Real Estate Income Fund.
Robert M. Hamje (Age: 64)		Trustee		Trustee since 2004		Retired. President and Chief Investment Officer, TRW Investment Management Company (investment management), 1984 - 2003.		16		TS&W/Claymore Tax-Advantaged Balanced Fund and Old Mutual/ Claymore Long-Short Fund.
Jarrett B. Kling (Age: 64)		Trustee		Trustee since 2004		Managing Director, ING Clarion Real Estate Securities (investment advisor).		16		Hirtle Callaghan Trust, ING Clarion Real Estate Income Fund, ING Clarion Global Real Estate Income Fund, and ING Clarion.

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

Interested Trustees and Advisory Trustee

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
L. Kent Moore ** (Age: 52)	Chairman of the Board Interested and Trustee	Trustee since 2004	Partner, WillSource Enterprise, LLC (oil and gas exploration and production), since November 2005. Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 - 2005. Portfolio Manager, Janus Capital (money management), 2000 - 2002.	16	Foothills Energy Ventures, LLC, TS&W/Claymore Tax-Advantaged Balanced Fund, and Old Mutual/ Claymore Long Short Fund.
Julian F. Sluyters *** (Age: 46)	Interested Trustee, President, and Principal Executive Officer	Trustee, President, and Principal Executive Officer since 2006	President and Chief Operating Officer, Old Mutual Capital, Inc., since September 2006. President and Chief Executive Officer, Scudder family of funds, 2004 – December 2005. Managing Director, UBS Global Asset Management, and President and Chief Executive Officer, UBS Fund Services, 2001 – 2003.	16	None
Walter W. Driver, Jr.**** (Age: 62)	Advisory Trustee	Advisory Trustee since 2006	Chairman – Southeast, Goldman Sachs & Co., since January 2006. Chairman, King & Spalding LLP (law firm), 1970 - January 2006.	16	Total Systems Services, Inc.

*	Trustee of the Trust until such time as his or her successor is duly elected and appointed.
**

Mr. Moore is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he and Old Mutual (US) Holdings Inc. are considering entering a material business relationship.

***	Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Advisor.
****

Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

Officers

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
James F. Lummanick (Age: 59)	Vice President and Chief Compliance Officer	Since 2005

Senior Vice President and Chief Compliance Officer, Old Mutual Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund Services, Inc., and Old Mutual Shareholder Services, Inc., since 2005. Chief Compliance Officer, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund, since 2005. Senior Vice President and Director of Compliance, Calamos Advisors LLC, 2004 - 2005. Vice President and Chief Compliance Officer, Invesco Funds Group, Inc. 1996 - 2004.

Andra C. Ozols (Age: 46)	Vice President and Secretary	Since 2005

Executive Vice President, Secretary, and General Counsel, Old Mutual Capital, Inc., since 2005. Executive Vice President (2004 - May 2005), General Counsel and Secretary (2002 - 2005 and January 1998 - October 1998), and Vice President (2002 - 2004), ICON Advisors, Inc. Director of ICON Management & Research Corporation (2003 - 2005). Executive Vice President (2004 - 2005), General Counsel and Secretary (2002 - 2005) and Vice President (2002 - 2004), ICON Distributors, Inc. Executive Vice President and Secretary, ICON Insurance Agency, Inc. (2004 - 2005). Vice President (1999 - 2002) and Assistant General Counsel (1998 - 2002), Founders Asset Management LLC.

Karen S. Proc (Age: 37)	Assistant Secretary	Since 2005

Vice President (since 2006) and Associate General Counsel (since 2005), Old Mutual Capital, Inc. Associate General Counsel, Founders Asset Management LLC, 2002 - 2005. Associate Attorney, Myer, Swanson, Adams & Wolf, P.C., 1998 - 2002.

Robert T. Kelly (Age: 37)	Treasurer and Principal Financial Officer	Since 2006	Vice President/Director, Old Mutual Capital, Inc. and Old Mutual Fund Services, since October 2006. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 - September 2006.
Robert D. Lujan (Age: 40)	Assistant Treasurer	Since 2006

Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group, 2003 - July 2006. Senior Fund Accountant, Janus Capital Management L.L.C., 2001 - 2003.

Kathryn A. Burns (Age: 30)	Assistant Treasurer	Since 2006	Regulatory Reporting Manager, Old Mutual Fund Services, since August 2006. Manager (2004 – July 2006) and Senior Associate (2001 – 2004), PricewaterhouseCoopers LLP.

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

COMMITTEES

The Trustees are responsible for major decisions relating to a Fund’s investment goals, policies, strategies, and techniques. The Trustees also oversee the operation of the Trust by its officers and various service providers as they affect a Fund, but they do not actively participate in the day-to-day operation of or decision making process related to a Fund. The Board has two standing committees: a Governance and Nominating Committee and an Audit Committee. Currently, the members of each Committee are John R. Bartholdson, Robert M. Hamje, and Jarrett B. Kling, comprising all the disinterested Trustees of the Trust.

Governance and Nominating Committee. The Governance and Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees with legal advice, as needed. During the fiscal year ended July 31, 2006, the Governance and Nominating Committee held 3 meetings. The Governance and Nominating Committee shall consider nominees recommended in writing by a shareholder (other than shareholder recommendations of himself or herself) to serve as Trustees, provided: (i) that such person is a shareholder of one or more of the Funds at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance and Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Governance and Nominating Committee shall evaluate nominees recommended by a shareholder to serve as Trustees in the same manner as they evaluate nominees identified by the Committee.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Advisor Funds, 4643 South Ulster Drive, Suite 600, Denver, Colorado 80237, Attention: Secretary of the Old Mutual Advisor Funds. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

Audit Committee. The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability. During the fiscal year ended July 31, 2006, the Audit Committee held 4 meetings. The Chairman of the Audit Committee is John R. Bartholdson.

FUND OWNERSHIP BY TRUSTEES

The Board has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year’s retainer fees in one or more of the Funds within three years from being appointed a Trustee. The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

The tables below provide the dollar range of shares owned by each Trustee in each Fund, in all Funds in the aggregate, and in all registered investment companies in the Old Mutual Complex in the aggregate, as of December 31, 2006. The Old Mutual Complex includes the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund.

Independent Trustees

	John R. Bartholdson	Robert M. Hamje	Jarrett B. Kling
Analytic Defensive Equity	None	None	None
Analytic Global Defensive Equity	None	None	None
Asset Allocation Balanced	None	None	None
Asset Allocation Conservative	None	None	None
Asset Allocation Growth	$10,001 - $50,000	None	None
Asset Allocation Moderate Growth	None	$10,001 - $50,000	None
Clay Finlay China	$10,001 - $50,000	None	None
Clay Finlay Emerging Markets	None	None	None
Copper Rock Emerging Growth	None	None	None
International Equity	None	None	None
Aggregate Ownership in all Funds	$10,001 - $50,000	$10,001 - $50,000	None
Aggregate Ownership in Old Mutual Complex	Over $100,000	$10,001 - $50,000	None

Interested Trustees and Advisory Trustee

	L. Kent Moore	Julian F. Sluyters	Walter W. Driver, Jr.
Analytic Defensive Equity	None	None	None
Analytic Global Defensive Equity	None	None	None
Asset Allocation Balanced	None	None	None
Asset Allocation Conservative	None	None	None
Asset Allocation Growth	Over $100,000	None	None
Asset Allocation Moderate Growth	None	None	None
Clay Finlay China	None	None	None
Clay Finlay Emerging Markets	None	None	None
Copper Rock Emerging Growth	None	None	None
International Equity	None	None	None

Aggregate Ownership in all Funds	Over $100,000	None	None
Aggregate Ownership in Old Mutual Complex	Over $100,000	None	None

TRUSTEE COMPENSATION

The following table sets forth, for the fiscal year ended July 31, 2006, the compensation paid by the Trust to its Trustees for services rendered in their capacities as trustees of the Trust and the total compensation paid by the Trust complex to the Trustees. Each Trustee of the Trust received the following compensation during the fiscal year ended July 31, 2006:

	Aggregate Compensation From Trust [1]	Total Compensation from Old Mutual Complex Paid to Trustees
John R. Bartholdson, Trustee	$40,750	$167,500
Robert M. Hamje, Trustee	$38,000	$38,000
Jarrett B. Kling, Trustee	$37,000	$37,000
L. Kent Moore, Trustee	$45,500	$45,500
Julian F. Sluyters, Trustee [2]	$0	$0
Walter W. Driver, Jr., Advisory Trustee [3]	$36,000	$36,000

[1]

Other series funds of the Trust include Old Mutual Analytic VA Defensive Equity Portfolio, Old Mutual Analytic VA Global Defensive Equity Portfolio, Old Mutual VA Asset Allocation Balanced Portfolio, Old Mutual VA Asset Allocation Conservative Portfolio, Old Mutual VA Asset Allocation Growth Portfolio, and Old Mutual VA Asset Allocation Moderate Growth Portfolio.

[2]	Since Mr. Sluyters is an officer of the Advisor, he receives no compensation from the Trust.

[3]

Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights. For his services, Mr. Driver will be compensated at the same rate as compensation for Independent Trustees of the Trust.

Prior to September 1, 2005, each Independent Trustee received an annual retainer of $20,000 plus $1,000 for each in-person Board meeting. No additional payments were made prior to September 1, 2005 for attendance at in-person and telephonic Committee meetings or for service as Chairman of the Board or Chairman of the Audit Committee.

Currently, each Trustee (other than Mr. Sluyters) and Advisory Trustee receives an annual retainer of $30,000 plus $1,000 for attendance at each Board meeting and $500 for attendance at each Committee meeting, whether attendance was in-person or telephonic, plus related travel and out-of-pocket expenses.

In addition, the Chairman of the Board and the Chairman of the Audit Committee receives annually an additional $10,000 and $5,000, respectively.

5% SHAREHOLDERS

As of May 7, 2007, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a class of a Fund:

Fund	Percentage Ownership

Old Mutual Analytic Defensive Equity, Class A

MERRILL LYNCH	26.91%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	7.51%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Analytic Defensive Equity, Class C

MERRILL LYNCH	66.94%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic Defensive Equity, Institutional Class

WENDEL & CO.	57.02%
MUTUAL FUNDS REORG DEPARTMENT
C/O THE BANK OF NEW YORK
PO BOX 1066
NEW YORK NY 10268-1066

CHARLES SCHWAB & CO INC	13.61%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PERSHING LLC	5.30%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Analytic Defensive Equity, Class Z

CHARLES SCHWAB & CO INC	35.77%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	18.35%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

NATIONAL INVESTOR SERVICES CORP	6.68%
FBO EXCLUSIVE BENEF OF CUSTOMERS
ATTN MUTUAL FUNDS
55 WATER ST FL 32
NEW YORK NY 10041-0028

Old Mutual Analytic Global Defensive Equity, Class A

MERRILL LYNCH	30.73%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	27.02%
SPECIAL CUSTODY ACCOUNT
FOR BENEFIT OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PERSHING LLC	23.93%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Analytic Global Defensive Equity, Class C

MERRILL LYNCH	32.91%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic Global Defensive Equity, Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Analytic Global Defensive Equity, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Balanced, Class A

MERRILL LYNCH	16.44%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	10.26%
P O BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES	5.10%
9785 TOWNE CENTRE DR

SAN DIEGO CA 92121-1968

ROOFERS & SLATERS LOCAL 248	5.07%
MPP PLAN FBO
63 1/2 MAIN ST
CHICOPEE MA 01020-1852

Old Mutual Asset Allocation Balanced, Class C

MERRILL LYNCH	44.18%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Balanced, Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	85.24%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

ATTN MUTUAL FUNDS	14.62%
NFS LLC FEBO
USB FBO
TRUST OPERATIONS - REINVEST
1555 N RIVERCENTER DR STE 210
MILWAUKEE WI 53212-3958

Old Mutual Asset Allocation Balanced, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Clay Finlay China, Class A

MERRILL LYNCH	29.72%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	10.71%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Clay Finlay China, Class C

MERRILL LYNCH	43.35%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	5.91%
PO BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Clay Finlay China, Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	52.01%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

JOHN PETER CLAY	33.10%
114 E 30TH ST
NEW YORK NY 10016-7303

DAVID FRANCIS KERR FINLAY	14.53%
114 E 90TH ST APT 9B
NEW YORK NY 10128-1557

Old Mutual Clay Finlay China, Class Z

AMERITRADE INC	67.52%
FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
PO BOX 2226
OMAHA NE

BROWN BROTHERS HARRIMAN AND COMPANY	8.06%
AS CUSTODIAN
525 WASHINGTON BLVD
JERSEY CITY, NJ 07310

RBC DAIN RAUSCHER	5.16%
CUSTODIAN FOR ROBERT W NIVISON IRA
6685 PERKINS 35 ROAD
RAPID RIVER MI 49878

Old Mutual Asset Allocation Conservative, Class A

MERRILL LYNCH	15.28%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

LPL FINANCIAL SERVICES	8.46%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

Old Mutual Asset Allocation Conservative, Class C

MERRILL LYNCH	48.29%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Conservative, Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	92.59%
FBO OLD MUTUAL CAPITAL

4643 S ULSTER ST
DENVER CO 80237-2853

ATTN MUTUAL FUNDS	7.41%
NFS LLC FEBO
USB FBO
TRUST OPERATIONS - REINVEST
1555 N RIVERCENTER DR STE 210
MILWAUKEE WI 53212-3958

Old Mutual Asset Allocation Conservative, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Copper Rock Emerging Growth, Class A

NFS LLC FEBO	18.21%
CHAR GIFT FUND CAP EQTY POOL
ATTN GIAN GIORDANO
82 DEVONSHIRE STREET Z1M
BOSTON MA 02109-3605

NFS LLC FEBO	7.77%
BONY CUST FOR PAS SMALL CAP FOF
ANTHONY CIRELLI
90 WASHINGTON STREET 11TH FLOOR
NEW YORK NY 10286-0001

Old Mutual Copper Rock Emerging Growth, Class C

MERRILL LYNCH	25.30%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

MORGAN KEEGAN & COMPANY INC	9.45%
50 NORTH FRONT STREET
MEMPHIS TN 38103-2126

SEI TRUST COMPANY CUST	6.38%
IRA A/C CLARE G DAVIS DECEASED
FBO VIRGINIA C GARTRELL
PO BOX 295
MONTREAT NC 28757-0295

Old Mutual Copper Rock Emerging Growth, Institutional Class

NFS LLC FEBO	61.85%
FIIOC AS AGENT FOR
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS

100 MAGELLAN WAY KW1C
COVINGTON KY 41015-1987

NATIONWIDE TRUST COMPANY	13.63%
FBO ALLIANCE DATA SYSTEMS
401K & RETIREMENT SAVINGS PLAN
U/A 01/24/1996
98 SAN JACINTO BLVD STE 1100
AUSTIN TX 78701-4255

CHARLES SCHWAB & CO INC	10.86%
SPECIAL CUSTODY AC FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual Copper Rock Emerging Growth, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Clay Finlay Emerging Markets, Class A

MERRILL LYNCH	21.01%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	15.57%
SPECIAL CUSTODY AC FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

H&R BLOCK FINANCIAL ADVISORS	5.55%
THE DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

Old Mutual Clay Finlay Emerging Markets, Class C

MERRILL LYNCH	37.87%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Clay Finlay Emerging Markets, Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	99.76%

FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Clay Finlay Emerging Markets, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Growth, Class A

MERRILL LYNCH	29.57%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	8.57%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Growth, Class C

MERRILL LYNCH	36.64%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	7.84%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Growth, Institutional Class

ATTN MUTUAL FUNDS	71.49%
NFS LLC FEBO
USB FBO
TRUST OPERATIONS - REINVEST
1555 N RIVERCENTER DR STE 210
MILWAUKEE WI 53212-3958

OLD MUTUAL U.S. HOLDINGS INC	28.44%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Growth, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual International Equity, Class A

H&R BLOCK FINANCIAL ADVISORS	18.64%
THE DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

H&R BLOCK FINANCIAL ADVISORS CUST	9.26%
THE DIME BUILDING
719 GRISWOLD ST STE 1700
DETROIT MI 48226-3318

MERRILL LYNCH	8.85%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

SEI PRIVATE TRUST COMPANY CUST	7.63%
IRA A/C SHAFIK E SADEK
2425 HUFFMAN DR W
MOBILE AL 36693-3021

Old Mutual International Equity, Class C

MERRILL LYNCH	43.91%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	7.28%
PO BOX 2052
JERSEY CITY NJ 07303-2052

SEI PRIVATE TRUST COMPANY CUST	5.33%
SEP IRA A/C JAMES W BAUMGART
11425 BETSWORTH RD
VALLEY CENTER CA 92082-6302

Old Mutual International Equity, Institutional Class

OLD MUTUAL U.S. HOLDINGS INC	88.44%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

SEI PRIVATE TRUST COMPANY	9.85%
ONE FREEDOM VALLEY DRIVE
OAKS PA 19456

Old Mutual International Equity, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Moderate Growth, Class A

MERRILL LYNCH	20.02%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	14.03%
P O BOX 2052
JERSEY CITY NJ 07303-2052
Old Mutual Asset Allocation Moderate Growth, Class C

MERRILL LYNCH	46.88%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Moderate Growth, Institutional Class

ATTN MUTUAL FUNDS	51.64%
NFS LLC FEBO
USB FBO
TRUST OPERATIONS - REINVEST
1555 N RIVERCENTER DR STE 210
MILWAUKEE WI 53212-3958

OLD MUTUAL U.S. HOLDINGS INC	48.36%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

Old Mutual Asset Allocation Moderate Growth, Class Z

OLD MUTUAL U.S. HOLDINGS INC	100.00%
FBO OLD MUTUAL CAPITAL
4643 S ULSTER ST
DENVER CO 80237-2853

As of May 7, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.

As of May 7, 2007, Old Mutual (US) Holdings Inc. (“OMUSH”), 200 Clarendon Street, 53rd Floor, Boston, MA 02116, held 44.91% of Old Mutual Clay Finlay Emerging Markets Fund and 66.39% of Old Mutual International Equity Fund. As a result, votes cast by OMUSH on matters submitted to a vote of each of these Fund’s shareholders may represent a significant portion of the total votes cast, and therefore may affect the outcome of the vote. OMUSH is organized as a Massachusetts corporation. OMUSH is a wholly owned subsidiary of Old Mutual plc.

THE ADVISOR

The Trust and Old Mutual Capital, Inc. (the “Advisor”) have entered into investment advisory agreements with respect to the Funds (the “Advisory Agreements”). The Advisory Agreements provide certain limitations on the Advisor’s liability, but also provides that the Advisor will not be protected against any liability to the Trust or the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisor is a wholly-owned subsidiary of OMUSH, which is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-listed international financial services firm (“Old Mutual”). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom. The principal address of the Advisor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s administrator (the “Administrator”), is a wholly owned subsidiary of the Advisor (see the section entitled “The Administrator and Sub-Administrator” in this SAI for more details on Old Mutual Fund Services). Old Mutual Investment Partners, the Trust’s distributor (the “Distributor”), is also a wholly owned subsidiary of the Advisor (see the section entitled “The Distributor” in this SAI for more details on Old Mutual Investment Partners).

The Advisory Agreements obligate the Advisor to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust’s investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board. The Advisory Agreements also require the Advisor to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust. The Advisory Agreements provide that the Advisor is not responsible for other expenses of operating the Trust. From time to time, the Advisor or a company under common control with the Advisor may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the Trust’s outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreements may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Advisor or (ii) by the Advisor at any time without penalty upon 60 days’ written notice to the Trust. An Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as set forth in the table below.

Fund	Management Fee	Asset Level
Analytic Defensive Equity	0.950%	All asset levels
Analytic Global Defensive Equity	1.150% 1.125% 1.100% 1.075%	Less than $1 billion Between $1 - $2 billion Between $2 - $3 billion Greater than $3 billion
Asset Allocation Balanced	0.900% 0.875% 0.850% 0.825%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion
Asset Allocation Conservative	0.850% 0.825% 0.800% 0.775%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion
Asset Allocation Growth	0.950% 0.925% 0.900% 0.875%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion
Asset Allocation Moderate Growth	0.900% 0.875% 0.850% 0.825%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion

Clay Finlay China	1.350% 1.325% 1.300% 1.275%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion
Clay Finlay Emerging Markets	1.150% 1.125% 1.100% 1.075%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion
Copper Rock Emerging Growth	0.900%	All asset levels
International Equity	1.000% 0.975% 0.950% 0.925%	Less than $1 billion From $1 billion to $2 billion From $2 billion to $3 billion Greater than $3 billion

The investment advisory fee is calculated based on a Fund's net assets as a whole, and are then allocated among a Fund's respective classes based on their relative net assets. In addition, in the interest of limiting the expenses of the Funds, the Advisor has signed expense limitation agreements with the Trust on behalf of the Funds (“Expense Limitation Agreements”) pursuant to which the Advisor has agreed to reduce the fees payable to it under the Advisory Agreements and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
	Class A Shares	Class C Shares	Class Z Shares	Institutional Class Shares	Expiration Date
Analytic Defensive Equity	1.45%	2.20%	1.20%	1.15%	December 8, 2007
Analytic Global Defensive Equity	1.95%	2.70%	1.70%	1.40%	December 31, 2008
Asset Allocation Balanced	1.55%	2.30%	1.30%	1.30%	December 31, 2008
Asset Allocation Conservative	1.50%	2.25%	1.25%	1.25%	December 31, 2008
Asset Allocation Growth	1.60%	2.35%	1.35%	1.35%	December 31, 2008
Asset Allocation Moderate Growth	1.55%	2.30%	1.30%	1.30%	December 31, 2008
Clay Finlay China	2.10%	2.85%	1.85%	1.55%	December 31, 2007
	1.95%	2.70%	1.70%	1.40%	December 31, 2008
Clay Finlay Emerging Markets	2.10%	2.85%	1.85%	1.35%	December 31, 2007
	2.00%	2.75%	1.75%	1.25%	December 31, 2008
Copper Rock Emerging Growth	1.55%	2.30%	1.30%	1.10%	July 31, 2007
	1.67%	2.42%	1.42%	1.22%	December 31, 2008
International Equity	1.70%	2.45%	1.45%	1.20%	December 31, 2007
	1.52%	2.27%	1.27%	1.02%	December 31, 2008

For the fiscal years ended July 31, 2005 and July 31, 2006, the management fee for a Fund, the amount waived by the Advisor, and the actual net fee paid by a Fund were as follows:

	Fiscal year ended July 31, 2005			Fiscal year ended July 31, 2006
	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid
Analytic Defensive Equity	N/A	N/A	N/A	$3,329,822	$2,068,795	$1,261,027
Analytic Global Defensive Equity	N/A	N/A	N/A	$4,995	$22,507	($17,512)
Asset Allocation Balanced	$203,842	$800,513	($596,671)	$753,489	$206,398	$547,091
Asset Allocation Conservative	$75,032	$374,843	($299,811)	$231,335	$167,678	$63,657
Asset Allocation Growth	$105,971	$489,171	($383,200)	$566,589	$332,765	$233,824
Asset Allocation Moderate Growth	$159,164	$678,477	($519,313)	$920,835	$342,419	$578,416
Clay Finlay China	N/A	N/A	N/A	$78,669	$92,417	($13,748)
Clay Finlay Emerging Markets	N/A	N/A	N/A	$19,566	$84,661	($65,095)
Copper Rock Emerging Growth	N/A	N/A	N/A	$186,067	$228,745	($42,678)
International Equity	N/A	N/A	N/A	$31,783	$90,035	($58,252)

THE SUB-ADVISORS

The Trust, on behalf of the Funds, and the Advisor have entered into sub-advisory agreements with Acadian Asset Management, Inc., Analytic Investors, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc., Clay Finlay Inc., Copper Rock Capital Partners, LLC, Dwight Asset Management Company, Heitman Real Estate Securities LLC, Ibbotson Associates Advisors, LLC, Liberty Ridge Capital, Inc., Provident Investment Counsel, Inc., Rogge Global Partners PLC, Thompson, Siegel & Walmsley LLC, and Thomson Horstmann & Bryant, Inc. (each a “Sub-Advisor” and collectively, the “Sub-Advisors”). The sub-advisory agreements provide certain limitations on a Sub-Advisor’s liability, but also provide that a Sub-Advisor will not be protected against any liability to a Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Acadian Asset Management, Inc. (“Acadian”)

The Trust and the Advisor have entered into sub-advisory agreements with Acadian. For the services provided and expenses incurred pursuant to the sub-advisory agreement for Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio (collectively, the “Asset Allocation Funds”), Acadian is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Acadian, which is computed and paid monthly at an annual rate of 0.45% of the average daily net assets so managed.

For the services provided and expenses incurred pursuant to the sub-advisory agreement for Old Mutual International Equity Fund, Acadian is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60% of the average daily net assets so managed, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor and net of all breakpoints.

Compensation. Acadian compensates its portfolio managers for their management of the Funds sub-advised by Acadian. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on the overall performance of Acadian, in terms of profitability. Portfolio manager compensation is not directly tied to the performance of any one portfolio including the Funds.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Acadian’s portfolio managers owned any shares of the Funds sub-advised by Acadian.

Other Accounts. As of July 31, 2006, Acadian’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Dr. Gary L. Bergstrom	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Ronald D. Frashure	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

John R. Chisholm	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Dr. Charles Wang	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Brian K. Wolahan	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Raymond F. Mui	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Richard O. Barry	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Matthew J. Cohen	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Brendan O. Bradley	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Terry C. Burnham	15 (1)	$4,197 ($2,114)	45 (5)	$7,667 ($641)	127 (21)	$35,695 ($12,345)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Analytic Investors, Inc. (“Analytic”)

The Trust and the Advisor have entered into sub-advisory agreements with Analytic. For the services provided and expenses incurred pursuant to the sub-advisory agreement for Old Mutual Analytic Defensive Equity Fund, Analytic is entitled to receive from the Advisor a sub-advisory fee computed and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund.

For the services provided and expenses incurred pursuant to the sub-advisory agreement for Old Mutual Analytic Global Defensive Equity Fund, Analytic is entitled to receive from the Advisor a sub-advisory fee computed and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund, net 50% of any breakpoints, waivers, reimbursement payments, supermarket fees, and alliance fees waived, reimbursed, or paid by the Advisor.

For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Analytic is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Analytic, which is computed and paid monthly at an annual rate of 0.35% of the average daily net assets so managed.

Compensation. Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic’s senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in Analytic’s investment products to tie the interests of the individual to the interests of Analytic and Analytic’s clients. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds sub-advised by Analytic as of July 31, 2006. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

	Analytic Defensive Equity	Analytic Global Defensive Equity	Asset Allocation Conservative	Asset Allocation Balanced	Asset Allocation Moderate Growth	Asset Allocation Growth
Harindra de Silva	$100,001-$500,000	None	None	None	$100,001-$500,000	None
Gregory McMurran	$100,001-$500,000	None	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$0-$10,000
Dennis M. Bein	$50,001-$100,000	None	None	None	None	$10,001-$50,000
Steven Sapra	$100,001-$500,000	None	None	None	None	None
Scott Barker	$50,001-$100,000	None	None	None	None	None
Robert Murdock	$100,001-$500,000	None	None	None	None	None
Doug Savarese	$50,001-$100,000	None	None	None	None	None
David Krider	None	None	None	None	None	None

Other Accounts. As of July 31, 2006, Analytic’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Harindra de Silva	11 (0)	$2,231.7 ($0)	26 (20)	$1,894.9 ($1,315.2)	25 (8)	$2,150.1 ($1,238.2)

Gregory McMurran	4 (0)	$521.7 ($0)	3 (2)	$395.5 ($289.1)	6 (1)	$1,075.9 ($800.0)

Dennis M. Bein	11 (0)	$2,171.9 ($0)	25 (18)	$1,578.2 ($1,026.1)	23 (7)	$1,199.9 ($438.2)

Steven Sapra	7 (0)	$2,020.4 ($0)	15 (10)	$869.7 ($383.0)	22 (6)	$1,180.1 ($418.4)

Scott Barker	4 (0)	$521.7 ($0)	0	$0	1 (0)	$13.7 ($0)

Robert Murdock	2 (0)	$378.6 ($0)	3 (2)	$395.5 ($289.1)	5 (1)	$1,062.2 ($800.0)

Doug Savarese	3 (0)	$71.8 ($0)	11 (8)	$731.3 ($643.5)	1 (1)	$19.8 ($19.8)

David Krider	3 (0)	$71.8 ($0)	3 (1)	$71.1 ($5.7)	0	$0

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”)

The Trust and the Advisor have entered into a sub-advisory agreement with Barrow Hanley. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Barrow Hanley is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Barrow Hanley, which is computed and paid monthly at an annual rate of 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, 0.35% for the U.S. Large Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, and 0.50% for the U.S. Small Cap Value mandate.

Compensation. Barrow Hanley compensates its portfolio managers for their management of the Funds sub-advised by Barrow Hanley. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on the overall performance of Barrow Hanley, in terms of profitability.

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

In addition, many of Barrow Hanley’s employees, including all portfolio managers and analysts, have equity ownership in the firm through “phantom stock” in Barrow Hanley, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Barrow Hanley’s portfolio managers owned any shares of the Funds sub-advised by Barrow Hanley.

Other Accounts. As of July 31, 2006, Barrow Hanley’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
James P. Barrow	17 (3)	$31,735.5 ($29,857.6)	0	$0	25 (0)	$2,732.8 ($0)

Richard A. Englander	1 (0)	$426.6 ($0)	0	$0	25 (0)	$3,167.9 ($0)

J. Ray Nixon, Jr.	1 (0)	$362.5 ($0)	5 (0)	$113.1 ($0)	23 (0)	$2,667.8 ($0)
Robert J. Chambers	10 (0)	$1,034.3 ($0)	2 (0)	$774.9 ($0)	94 (0)	$3,812.9 ($0)

Timothy J. Culler	2 (0)	$422.0 ($0)	1 (0)	$53.5 ($0)	40 (3)	$5,177.5 ($407.5)

David R. Hardin	4 (0)	$196.8 ($0)	1 (0)	$68.9 ($0)	92 (1)	$3,980.5 ($567.0)

Mark C. Luchsinger	4 (0)	$196.8 ($0)	1 (0)	$68.9 ($0)	92 (1)	$3,980.5 ($567.0)

J. Scott McDonald	4 (0)	$196.8 ($0)	1 (0)	$68.9 ($0)	92 (1)	$3,980.5 ($567.0)

Deborah A. Petruzzelli	4 (0)	$196.8 ($0)	1 (0)	$68.9 ($0)	92 (1)	$3,980.5 ($567.0)

John S. Williams	4 (0)	$196.8 ($0)	1 (0)	$68.9 ($0)	92 (1)	$3,980.5 ($567.0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Clay Finlay Inc. (“Clay Finlay”)

The Trust and the Advisor have entered into sub-advisory agreements with Clay Finlay Inc. For the services provided and expenses incurred pursuant to the sub-advisory agreement for Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund, Clay Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each Fund, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor and net of all breakpoints, which is computed and paid monthly at an annual rate of 1.00% for Clay Finlay China Fund, 0.80% for Emerging Markets Fund, and 0.60% for International Equity Fund.

For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Clay Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate of 0.45% for the International Large Cap Equity mandate and 0.50% for the Emerging Markets Equity mandate.

Compensation. Clay Finlay compensates its portfolio managers for their management of the Funds sub-advised by Clay Finlay. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on the overall performance of Clay Finlay, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Clay Finlay’s portfolio managers owned any shares of the Funds sub-advised by Clay Finlay.

Other Accounts. As of November 30, 2006, Christopher Lively was responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Christopher Lively	0 (0)	$0 ($0)	4 (0)	$309 ($0)	9 (1)	$535 ($213)

As of July 31, 2006, Clay Finlay’s other portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Lauren C. Lambert	0	$0	0	$0	0	$0

Steven Miller	0	$0	0	$0	0	$0

Miwa Seki	0	$0	0	$0	0	$0

Robert C. Schletter	0	$0	6 (0)	$959 ($213)	9 (0)	$490 ($83)

Carol Franklin	0	$0	3 (0)	$200 ($0)	9 (0)	$2,392 ($772)

Jonathan Allen	1 (0)	$339 ($0)	3 (0)	$278 ($0)	15 (0)	$1,099 ($195)

Miho Saito	0	$0	2 (0)	$329 ($0)	0	$0

Francoise Vappereau	0	$0	0	$0	0	$0

Gregory Stanek	1 (0)	$339 ($0)	3 (0)	$278 ($0)	15 (0)	$1,099 ($195)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Copper Rock Capital Partners, LLC (“Copper Rock”)

The Trust and the Advisor have entered into sub-advisory agreements with Copper Rock. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Copper Rock, which is computed and paid monthly at an annual rate of 0.55% for the U.S. Small Cap Growth mandate.

For the services provided and expenses incurred pursuant to the sub-advisory agreement for Old Mutual Copper Rock Emerging Growth Fund, Copper Rock is entitled to receive from the Advisor a sub-advisory fee computed and paid monthly at an annual rate of 0.60% of the average daily net assets of the Fund.

Compensation. All Copper Rock investment professionals have equity ownership in the firm along with a competitive salary, and a yearly bonus. Bonuses and equity ownership have the opportunity to be substantial with strong investment performance coupled with the financial success of the firm.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds sub-advised by Copper Rock as of July 31, 2006. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

	Asset Allocation Conservative	Asset Allocation Balanced	Asset Allocation Moderate Growth	Asset Allocation Growth	Copper Rock Emerging Growth
Tucker M. Walsh	None	None	None	None	$500,001 to $1,000,000
Michael Malouf	None	None	None	None	$500,001 to $1,000,000

Other Accounts. As of July 31, 2006, Copper Rock’s portfolio managers were responsible for the day-to-day management of certain other accounts as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Tucker M. Walsh	6 (0)	$371.9 ($0)	1 (0)	$50.8 ($0)	16 (0)	$399.1 ($0)

Michael Malouf	6 (0)	$371.9 ($0)	1 (0)	$50.8 ($0)	16 (0)	$399.1 ($0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Dwight Asset Management Company (“Dwight”)

The Trust and the Advisor have entered into a sub-advisory agreement with Dwight. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Dwight is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Dwight, which is computed and paid monthly at an annual rate equal to 0.10% for the Cash Management mandate, 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, and 0.25% for the U.S. High Yield Fixed Income mandate.

Compensation. Dwight compensates investment professionals through a competitive base salary (50-80% of compensation) and an annual profit-sharing bonus (20-50% of compensation). In addition, employees are eligible to participate in a Long Term Incentive Program that vests over several years. For investment professionals, total compensation is based on investment performance, client retention, and other factors, with the portion of bonus based on investment performance consisting of approximately 70%. Total compensation for research analysts is based on the quality of their recommendations. Performance is measured based on the excess returns generated by individual sector portfolio management teams, and the research team is measured on its credit successes. The portion of bonus based on subjective criteria is approximately 30%.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Dwight’s portfolio managers owned any shares of the Funds sub-advised by Dwight.

Other Accounts. As of July 31, 2006, Dwight’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
David T. Kilborn	2 (0)	$232 ($0)	6 (0)	$18,025 ($0)	10 (0)	$3,993 ($0)

Robert P. Clancy	1 (0)	$7 ($0)	3 (0)	$2,410 ($0)	4 (0)	$1,142 ($0)

Derrick Wulf	1 (0)	$224 ($0)	2 (0)	$14,868 ($0)	9 (0)	$782 ($0)

Edward Meigs *	0	$0	0	$0	0	$0

Sean Slein *	0	$0	0	$0	0	$0

* Messrs. Meigs and Slein are not responsible for managing specific client accounts but instead manage non-investment grade corporate bonds across client accounts. As of July 31, 2006, 2 registered investment companies, 2 other pooled investment vehicle accounts, and 9 other accounts (other than the Funds) had allocations to non-investment grade securities, with total investments in this asset class of approximately $772 million.

Conflicts of Interest. As described in Part II of Dwight’s Form ADV, Dwight follows certain policies and practices to address trade allocation conflict issues, an area where material conflicts of interest could potentially arise. We do not believe that there are other material conflicts of interest with respect to the management of Fund and non-Fund accounts.

Heitman Real Estate Securities LLC (“Heitman”)

The Trust and the Advisor have entered into a sub-advisory agreement with Heitman. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Heitman is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Heitman, which is computed and paid monthly at an annual rate of 0.40% of the average daily net assets so managed.

Compensation. Heitman compensates its portfolio managers for their management of the Funds sub-advised by Heitman. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on the overall performance of Heitman, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Heitman’s portfolio managers owned any shares of the Funds sub-advised by Heitman.

Other Accounts. As of July 31, 2006, Heitman’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Timothy J. Pire	4 (0)	$565.7 ($0)	9 (0)	$768.9 ($0)	4,572 (2)	$2,163.2 ($93.1)

Larry S. Antonatos	4 (0)	$565.7 ($0)	9 (0)	$768.9 ($0)	4,572 (2)	$2,163.2 ($93.1)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Ibbotson Associates Advisors, LLC (“Ibbotson”)

The Trust and the Advisor have entered into a sub-advisory agreement with Ibbotson. The sub-advisory agreement obligates Ibbotson to recommend a continuous investment allocation program for the Asset Allocation Funds in accordance with each such Fund’s respective investment objectives, policies, and restrictions as stated in the Prospectuses.

For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Ibbotson is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Funds, which is computed and paid monthly at an annual rate equal to the greater of (i) a percentage of each such Fund’s average daily net assets, which will be 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion, and 0.03% for average daily net assets over $2 billion, or (ii) $200,000.

Liberty Ridge Capital, Inc. (“Liberty Ridge”)

The Trust and the Advisor have entered into a sub-advisory agreement with Liberty Ridge. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Asset Allocation Funds, Liberty Ridge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Liberty Ridge, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Blend mandate, 0.45% for the U.S. Mid Cap Equity mandate, and 0.50% for the U.S. Small Cap Blend mandate.

Compensation. Liberty Ridge compensates its portfolio managers for their management of the Funds sub-advised by Liberty Ridge. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on investment performance as well as the overall performance of Liberty Ridge, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Liberty Ridge’s portfolio managers owned any shares of the Funds sub-advised by Liberty Ridge.

Other Accounts. As of July 31, 2006, Liberty Ridge’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
James B. Bell	3 (0)	$81.5 ($0)	0	$0	0	$0

Jerome J. Heppelmann	5 (0)	$523.6 ($0)	0	$0	0	$0

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Provident Investment Counsel (“PIC”)

The Trust and the Advisor have entered into a sub-advisory agreement with PIC. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, PIC is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by PIC, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Growth mandate and 0.45% for the U.S. Mid Cap Growth mandate.

Compensation. PIC compensates the portfolio managers for their management of the Funds. Each portfolio manager’s compensation consists of an industry competitive base salary and a bonus. A portfolio manager’s bonus is based on the overall performance of PIC, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds sub-advised by PIC as of July 31, 2006. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

	Asset Allocation Conservative	Asset Allocation Balanced	Asset Allocation Moderate Growth	Asset Allocation Growth
Richard S. Campagna	None	None	None	$10,001-$50,000
James M. Landreth	$10,001 -$50,000	$10,001-$50,000	$10,001 -$50,000	$10,001-$50,000
John J. Yoon *	None	None	$100,001-$500,000	None
Susan J. Perkins	None	None	None	$500,001-$1,000,000
Sean C. Kraus	None	None	None	None

* Effective July 1, 2007, Mr. Yoon will no longer be a portfolio manager of the Funds.

Other Accounts. As of July 31, 2006, PIC’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Richard S. Campagna	4 (0)	$293 ($0)	1 (0)	$2 ($0)	13 (0)	$694 ($0)

James M. Landreth	4 (0)	$293 ($0)	1 (0)	$2 ($0)	13 (0)	$694 ($0)

John J. Yoon	4 (0)	$293 ($0)	1 (0)	$2 ($0)	13 (0)	$694 ($0)

Susan J. Perkins	2 (0)	$134 ($0)	0	$0	19 (0)	$686 ($0)

Sean C. Kraus	2 (0)	$134 ($0)	0	$0	19 (0)	$686 ($0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Rogge Global Partners PLC (“Rogge”)

The Trust and the Advisor have entered into a sub-advisory agreement with Rogge. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, Rogge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Rogge, which is computed and paid monthly at an annual rate of 0.25% of the average daily net assets so managed.

Compensation. Rogge compensates its portfolio managers for their management of the Funds sub-advised by Rogge. Each portfolio manager’s compensation consists of an industry competitive base salary, discretionary bonus, and equity distributions. A portfolio manager’s discretionary bonus is based on the overall performance of Rogge, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. As of July 31, 2006, none of Rogge’s portfolio managers owned any shares of the Funds sub-advised by Rogge.

Other Accounts. As of July 31, 2006, Rogge’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Olaf Rogge	1 (0)	$241 ($0)	6 (1)	$583 ($106)	67 (6)	$18,196 ($2,547)

Richard Bell	1 (0)	$241 ($0)	6 (1)	$583 ($106)	67 (6)	$18,196 ($2,547)

John Graham	1 (0)	$241 ($0)	6 (1)	$583 ($106)	67 (6)	$18,196 ($2,547)

Adrian James	1 (0)	$241 ($0)	6 (1)	$583 ($106)	67 (6)	$18,196 ($2,547)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Thompson, Siegel & Walmsley LLC (“TS&W”)

The Trust and the Advisor have entered into a sub-advisory agreement with TS&W. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, TS&W is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by TS&W, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Value mandate, 0.40% for the U.S. All Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, 0.475% for the U.S. Small/Mid Cap Value mandate, and 0.50% for the U.S. Small Cap Value mandate.

Compensation. TS&W compensates its portfolio managers for their management of the Funds sub-advised by TS&W. Each portfolio manager’s compensation consists of an industry competitive base salary, a contractual bonus, and a discretionary bonus. A portfolio manager’s discretionary bonus is based on the overall performance of TS&W, in terms of profitability.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds sub-advised by TS&W as of July 31, 2006. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

	Asset Allocation Conservative	Asset Allocation Balanced	Asset Allocation Moderate Growth	Asset Allocation Growth
Elizabeth Cabell Jennings	None	None	$1 - $50,000	$1 - $50,000
Paul A. Ferwerda	None	None	None	None
Horace P. Whitworth	None	None	None	$100,001 - $500,000
Frank H. Reichel, III	None	None	None	$500,001 - $1,000,000
H.B. Thomson, III	None	None	$100,001 - $500,000	$100,001 - $500,000
Charles J. Wittman	None	None	None	None
John S. Pickler	None	None	None	None
Brett P. Hawkins	None	None	None	None

Other Accounts. As of July 31, 2006, TS&W’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Funds, as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Elizabeth Cabell Jennings	1 (0)	$48.2 ($0)	0	$0	52 (0)	$306 ($0)

Paul A. Ferwerda	1 (0)	$175.5 ($0)	0	$0	28 (0)	$462.9 ($0)

Horace P. Whitworth	0	$0	0	$0	12 (0)	$57.4 ($0)

Frank H. Reichel, III	1 (0)	$64.3 ($0)	1 (1)	$2 ($2)	61 (0)	$1,711.7 ($0)

H.B. Thomson, III	0	$0	0	$0	0	$0
Charles J. Wittman	0	$0	0	$0	1 (0)	$20.1 ($0)

John S. Pickler	0	$0	0	$0	0	$0

Brett P. Hawkins	0	$0	0	$0	29 (0)	$914.7 ($0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Thomson Horstmann & Bryant, Inc. (“THB”)

The Trust and the Advisor have entered into a sub-advisory agreement with THB. For the services provided and expenses incurred pursuant to the sub-advisory agreement for the Asset Allocation Funds, THB is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by THB, which is computed and paid monthly at an annual rate of 0.60% for the U.S. Small Cap Value mandate and 0.50% for the U.S. Mid Cap Value mandate.

Compensation. THB compensates the portfolio managers for their management of the Funds sub-advised by THB. Each portfolio manager’s compensation consists of an industry competitive base salary plus a performance bonus. Bonuses are paid annually and are based on a number of contributing factors, including firm performance and client performance.

Other Accounts. As of July 31, 2006, THB’s portfolio managers were responsible for the day-to-day management of certain other accounts as set forth in the following table. The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Alexander Thomson	0	$0	3 (0)	$372 ($0)	40 (0)	$2,000 ($0)

Richard Horstmann	0	$0	3 (0)	$395 ($0)	40 (0)	$2,000 ($0)

William Bryant	0	$0	2 (0)	$350 ($)	40 (0)	$2,000 ($0)

Chad Nelson	0	$0	2 (0)	$350 ($)	40 (0)	$2,000 ($0)

Christopher Cuesta	0	$0	2 (0)	$350 ($)	40 (0)	$2,000 ($0)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other account, on the other. The other account may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Funds.

Sub-Advisory Agreements

Each sub-advisory agreement obligates a Sub-Advisor to: (i) manage the investment operations of the assets managed by the Sub-Advisor and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund’s investment objective, policies and limitations; (ii) provide supervision of the assets managed by the Sub-Advisor and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of a Fund and what portion of the assets managed by the Sub-Advisor will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of a Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board of Trustees or the Advisor may direct from time to time, in conformity with federal securities laws.

The continuance of each sub-advisory agreement after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Advisor at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. Each sub-advisory agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”), a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust’s shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and a Service Plan. The principal business address of the Distributor is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

The amount retained on the sale of Fund shares by the Distributor from sales loads and contingent deferred sales charges ("CDSCs"), as applicable, with respect to each share class, for the fiscal years ended July 31, 2005 and July 31, 2006, is set forth below.

	Amount Retained
Fund - Class	July 31, 2005	July 31, 2006

Analytic Defensive Equity
Class A	N/A	$192,000
Class C	N/A	$39,000
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Analytic Global Defensive Equity
Class A	N/A	$1,000
Class C	N/A	$0
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Asset Allocation Balanced
Class A	$51,000	$71,000
Class C	$0	$14,000
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Asset Allocation Conservative
Class A	$16,000	$17,000
Class C	$0	$2,000
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Asset Allocation Growth Portfolio
Class A	$27,000	$62,000
Class C	$0	$7,000
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Asset Allocation Moderate Growth
Class A	$60,000	$119,000
Class C	$1,000	$14,000
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Clay Finlay China
Class A	N/A	$7,000
Class C	N/A	$0
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Clay Finlay Emerging Markets
Class A	N/A	$1,000
Class C	N/A	$0
Class Z	N/A	N/A
Institutional Class	N/A	N/A

Copper Rock Emerging Growth
Class A	N/A	$7,000
Class C	N/A	$0
Class Z	N/A	N/A
Institutional Class	N/A	N/A

International Equity
Class A	N/A	$1,000
Class C	N/A	$0
Class Z	N/A	N/A
Institutional Class	N/A	N/A

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not “interested persons” (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days’ written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of a Fund and (ii) 0.75% of the average net asset value of the Class C shares of a Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectus or this SAI with respect to Class A and Class C shares, and interest and other financing costs. The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions, and 401(k) plan service providers. The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time. Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, sub-administrator, Advisor, or Sub-Advisors may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

The following table reflects a Fund’s payment of fees pursuant to the Distribution Plans and the Service Plan for the fiscal year ended July 31, 2006.

	Distribution Plans		Service Plan
	Class A	Class C *	Class A	Class C
Analytic Defensive Equity	$0	$722,955	$339,136	$240,985
Analytic Global Defensive Equity	$0	$45	$44	$15
Asset Allocation Balanced	$0	$332,622	$68,174	$110,874
Asset Allocation Conservative	$0	$105,518	$19,392	$35,173
Asset Allocation Growth	$0	$225,244	$48,988	$75,081
Asset Allocation Moderate Growth	$0	$472,408	$80,270	$157,470
Clay Finlay China	$0	$964	$823	$321
Clay Finlay Emerging Markets	$0	$164	$172	$55
Copper Rock Emerging Growth	$0	$1,118	$24,012	$373
International Equity	$0	$237	$112	$79

* Pershing LLC and Merrill Lynch are paid 12b-1 fees pursuant to the Distribution Plan for Class C shares and each own more than 5% of Class C shares of one or more of the Funds through accounts held for the benefit of others.

The following table reflects the manner in which the Distribution Plan payments detailed in the previous table were spent.

Advertising	$0
Printing and mailing of prospectuses to other than current shareholders	$0
Compensation to Distributor	$0
Compensation to broker-dealers	$581,123
Compensation to sales personnel	$0
Interest, carrying, or other financing charges	$2,481,701
Other	$0

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the “Administrator”) entered into an Administrative Services Agreement (the “Administrative Agreement”), pursuant to which the Administrator oversees the administration of the Trust’s and the Funds’ business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Advisor, was organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. Under the Administrative Agreement, as compensation for all services rendered and facilities provided, the Trust shall pay the Administrator a fee per Fund of the average daily net assets of each Fund calculated in accordance with the following schedule:

Average Daily Net Assets	Annual Fee Rate
$0 to $500 Million	0.10%
>$500 Million up to $1 Billion	0.09%
>$1 Billion up to $1.5 Billion	0.08%
>$1.5 Billion	0.07%

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days’ prior written notice to the other party.

For the fiscal years ended July 31, 2005 and July 31, 2006, the Funds paid $74,189 and $806,960, respectively, in administration fees to the Administrator.

The Administrator and SEI Investments Global Funds Services (the “Sub-Administrator”) entered into a Sub-Administrative Services Agreement (the “Sub-Administrative Agreement”), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation (“SEI Investments”), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (i) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund of: (A) 0.0165% of the first $10 billion, plus (B) 0.0125% of the next $10 billion, plus (C) 0.010% of the excess over $20 billion and (ii) a fee based on the aggregate number of series of the Trust, Old Mutual Advisor Funds II, and Old Mutual Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will renew each year unless terminated by either party upon not less than 90 days’ prior written notice to the other party.

For the fiscal years ended July 31, 2005 and July 31, 2006, the Administrator paid the Sub-Administrator $168,241 and $379,869, respectively, in sub-administrative fees.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the “Transfer Agent”), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. For the fiscal years ended July 31, 2005 and July 31, 2006, the Funds paid $14,121 and $181,136, respectively, in fees to the Administrator for these services. Old Mutual Shareholder Services, Inc. (“OM SSI”), an affiliate of the Advisor, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OM SSI and the Administrator. The principal place of business of OM SSI is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. For the fiscal years ended July 31, 2005 and July 31, 2006, the Administrator paid $14,122 and $181,144, respectively, in sub-shareholder servicing fees to OM SSI.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

In addition, from time to time, the Trust may pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC). To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell a Fund’s shares.

CUSTODIANS

The Bank of New York, One Wall Street, New York, NY 10286, serves as the custodian for Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund. Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111, serves as the custodian for Old Mutual Analytic Defensive Equity Fund. U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109, serves as the custodian for the Asset Allocation Funds and Old Mutual Copper Rock Emerging Growth Fund. The custodians hold cash, securities, and other assets of the Funds as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Trust. PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, serves as the independent registered public accounting firm of the Trust.

FUND TRANSACTIONS

The Advisor and Sub-Advisors are authorized to select brokers and dealers to effect securities transactions for the Funds. It is the policy of the Advisor and Sub-Advisors to obtain the “best execution” of their clients’ securities transactions. The Advisor and Sub-Advisors strive to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect prevailing market rates. In addition, the Advisor and Sub-Advisors will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. In the case of securities traded in the over-the-counter market, the Advisor and Sub-Advisor expect normally to seek to select primary market makers.

For the fiscal years ended July 31, 2005 and July 31, 2006, the Funds paid the following in aggregate brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions on Portfolio Transactions
	July 31, 2005	July 31, 2006
Analytic Defensive Equity	N/A	$1,055,546
Analytic Global Defensive Equity	N/A	$2,321
Asset Allocation Balanced	$45,369	$116,129
Asset Allocation Conservative	$6,501	$14,245
Asset Allocation Growth	$39,259	$144,242

Asset Allocation Moderate Growth	$53,618	$199,975
Clay Finlay China	N/A	$36,388
Clay Finlay Emerging Markets	N/A	$15,700
Copper Rock Emerging Growth	N/A	$216,776
International Equity	N/A	$9,775

The Advisor and Sub-Advisors may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Advisor or Sub-Advisors. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

For the fiscal year ended July 31, 2006, the Advisor and the Sub-Advisors, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Funds to brokers because of research services provided. The following table indicates the amount of these transactions and related commissions paid during this period. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research.

	Amount of Transactions to Brokers Providing Research	Related Commissions
Analytic Defensive Equity	$320,811	$0
Analytic Global Defensive Equity	$240	$0
Asset Allocation Balanced	$120,345	$19,986
Asset Allocation Conservative	$14,463	$4,473
Asset Allocation Growth	$151,080	$34,516
Asset Allocation Moderate Growth	$192,765	$25,988
Clay Finlay China	$37,041	$1,602
Clay Finlay Emerging Markets	$13,827	$2,368
Copper Rock Emerging Growth	$216,229	$151,289
International Equity	$8,225	$1,584

Information so received by the Advisor or Sub-Advisors will be in addition to and not in lieu of the services required to be performed by the Advisor or Sub-Advisors under the Agreements. If, in the judgment of the Advisor or Sub-Advisors, the Funds or other accounts managed by the Advisor or Sub-Advisors will be benefited by supplemental research services, the Advisor and Sub-Advisors are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Advisor or Sub-Advisors will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or Sub-Advisors will find all of such services of value in advising the Funds.

The Advisor and Sub-Advisors are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

A Fund may request that the Advisor or Sub-Advisors direct a Fund’s brokerage to offset certain expenses of the Fund. The Advisor or Sub-Advisors will attempt to fulfill directed brokerage subject to achieving best execution. Although the Advisor or Sub-Advisors attempt to satisfy a Fund’s direction requests, there can be no guarantee that it will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause a Fund to pay a higher rate of commission than might otherwise have been available had the Advisor or Sub-Advisors been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund’s generated brokerage commissions, the Advisor and Sub-Advisors may not be in a position to negotiate brokerage commissions on the Fund’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Advisor or Sub-Advisor. In cases where a Fund has instructed the Advisor or Sub-Advisor to direct brokerage to a particular broker or dealer, orders for the Fund may be placed after brokerage orders for accounts that do not impose such restrictions.

The SEC requires the Trust to provide certain information on the securities of the Funds’ regular brokers or dealers (or their parents) held by the Funds during their most recent fiscal year. The following table identifies those brokers or dealers and the value of the Funds’ aggregate holdings of the securities of each such issuer as of July 31, 2006.

	Broker-Dealer	Aggregate Value
Analytic Defensive Equity	Goldman Sachs Group Janus Capital Lehman Brothers Holdings Merrill Lynch Morgan Stanley JP Morgan Chase Bank	$5,345,000 ($3,676,000) $3,835,000 $2,188,000 $5,329,000 $16,939,000
Analytic Global Defensive Equity	Ameriprise Finance E*Trade Financial Goldman Sachs Group Lehman Brothers Holdings Merrill Lynch Morgan Stanley Macquarie Bank	$19,000 $5,000 $36,000 $66,000 $42,000 $85,000 ($3,000)
Asset Allocation Balanced

WP Stewart & Co.

Ameriprise Financial

Caterpillar Financial Services

Goldman Sachs Group

Greenhill & Co.

Legg Mason

Lehman Brothers Holdings

SEI Investments

TD Ameritrade Holdings

JP Morgan Chase Bank

Merrill Lynch

Korea Investment Holdings

Morgan Stanley

$32,000 $64,000 $74,000 $309,000 $11,000 $175,000 $50,000 $11,000 $222,000 $622,000 $142,000 $57,000 $109,000
Asset Allocation Conservative

Ameriprise Financial

Caterpillar Financial Services

Goldman Sachs Group

Greenhill & Co.

Legg Mason

Lehman Brothers Holdings

SEI Investments

TD Ameritrade Holdings

Merrill Lynch

JP Morgan Chase Bank

E*Trade Financial

Morgan Stanley

Deutsche Bank

$35,000 $49,000 $39,000 $1,000 $38,000 $26,000 $1,000 $42,000 $78,000 $104,000 $62,000 $71,000 $2,000

Asset Allocation Growth

WP Stewart & Co.

Man Group

Goldman Sachs Group

Greenhill & Co.

Unicredito Italiano

Legg Mason

Deutsche Boerse

SEI Investments

TD Ameritrade Holdings

JP Morgan Chase Bank

Deutsche Bank

Korea Investment Holdings

$43,000 $57,000 $448,000 $14,000 $121,000 $217,000 $319,000 $13,000 $290,000 $809,000 $7,000 $64,000
Asset Allocation Moderate Growth

WP Stewart & Co.

Ameriprise Financial

Caterpillar Financial Services

Goldman Sachs Group

Greenhill & Co.

Unicredito Italiano

Legg Mason

Lehman Brothers Holdings

Deutsche Boerse

SEI Investments

TD Ameritrade Holdings

Merrill Lynch

JP Morgan Chase Bank

Deutsche Bank

Korea Investment Holdings

Morgan Stanley

$77,000 $54,000 $49,000 $443,000 $19,000 $9,000 $268,000 $73,000 $263,000 $18,000 $353,000 $103,000 $988,000 $196,000 $105,000 $81,000
Clay Finlay China	N/A	N/A
Clay Finlay Emerging Markets	N/A	N/A
Copper Rock Emerging Growth	GFI Group Greenhill & Co.	$1,556,000 $742,000
International Equity	N/A	N/A

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD, Inc. (“NASD”), Rule 12b-1(h) under the 1940 Act and subject to seeking best execution and in accordance with policies and procedures adopted by the Board, the Advisor or Sub-Advisor may select broker-dealers to execute Fund portfolio transactions that promote or sell a Fund’s shares. Those policies and procedures are reasonably designed to prevent the Advisor’s or Sub-Advisor’s personnel from taking into account such promotion or sale of Fund shares and shares of any other mutual fund it advises in selecting broker-dealers to execute a Fund’s portfolio transactions. Neither the Trust, Advisor, Sub-Advisor, nor Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

Code of Ethics. The Trust, Advisor, Sub-Advisors, and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The codes of ethics allow trades to be made in securities that may be held by the Funds. However, they prohibit a person from taking advantage of trades of shares of a Fund or from acting on inside information. In addition, the Board reviews and approves the codes of ethics of the Trust, Advisor, Sub-Advisors, and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Trust’s, Advisor’s, Sub-Advisors’, and Distributor’s codes of ethics during the previous year.

Proxy Voting. The Board has adopted Proxy Voting Guidelines (the “Guidelines”) to determine how to vote proxies relating to portfolio securities. The Guidelines are attached to this SAI as Exhibit B. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of a Fund’s investments. The Guidelines generally assign proxy voting responsibilities for a Fund to the Advisor or Sub-Advisors. Also included in Exhibit B to this SAI are the proxy voting policies for the Advisor and Sub-Advisors. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available (i) on the Trust’s website at oldmutualfunds.com; (ii) without charge, upon request, by calling toll-free 888-744-5050; and (iii) on the SEC’s website at http://www.sec.gov.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for a Fund and may create additional series funds and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in a Fund with each other share. Shares of a Fund are entitled upon liquidation to a pro rata share in the net assets of a Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of a Fund and all assets in which such consideration is invested would belong to a Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each share held by the shareholder. Shareholders of the Funds will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust. The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Agreement and Declaration of Trust (“Trust Agreement”) provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement and By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former Trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

The Funds are not available to new foreign investors. A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

Shares of a Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

PURCHASES

The Funds reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Advisor may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Advisor, the Sub-Advisor, and their affiliated companies). In such event, the Board would determine whether such discontinuance is in the best interests of a Fund and its shareholders.

Under unusual circumstances, an un-affiliated investor may be required to purchase shares of a Fund with investment securities acceptable to a Fund. The Distributor will inform the investor of the securities acceptable to a Fund. An in-kind purchase must be consistent with the following: (1) an in-kind purchase must not dilute the interests of existing shareholders; and (2) the in-kind consideration accepted by a Fund must consist of securities that are appropriate, in type and amount, for investment by a Fund in light of its investment objective, policies, restrictions, and current holdings. The method of valuing securities used to make purchases in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value” and such valuation will be made as the same time the purchase price is determined.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Institutional Class

Institutional Class shares are available for purchase by the following categories of investors:

▪	A bank, trust company, or other type of depository institution;
▪	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
▪	Pension or profit sharing plans or the custodian for such a plan;
▪	Qualified or non-qualified employee benefit plans whose investment decisions are made by a fiduciary;
▪

“Wrap account” programs established with broker/dealers or financial intermediaries where (i) the program for which the shares are being acquired places orders for shares through an omnibus or pooled account with a Fund or its agent; and (ii) the Fund or its agent does not pay any type of administrative or service fee on the investment in Institutional Class shares to the program sponsor or any third party; and

▪	Other institutional clients who invest at least $2 million in a Fund.

Class Z

Class Z shares may only be purchased through certain brokers, dealers, registered investment advisers, and tax deferred plans that are authorized to sell and/or service Class Z shares of a Fund, except that: (1) persons or entities who are the beneficial owners of, and who have continuously maintained an investment in, Class Z shares of any retail mutual fund currently advised by the Advisor since June 1, 2007 (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (2) employees of the Advisor and the Distributor, trustees/directors of any mutual fund currently advised by the Advisor, fund counsel to any mutual fund currently advised by the Advisor, and their immediate families may continue to purchase Class Z shares in any applicable manner. Class Z shares will not be available to new shareholders through retail no-transaction-fee (NTF) platforms after June 1, 2007.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of a Fund’s shares. Class A shares of a Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price

Less than $100,000	5.75%	6.10%	5.00%
$100,000 but less than $250,000	4.50%	4.71%	3.75%
$250,000 but less than $500,000	3.25%	3.36%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

Large Purchases Of Class A Shares

Investors who purchase $1 million or more of Class A shares of a Fund do not pay an initial sales charge. However, such purchases may be subject to a 1% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within one year after purchase, as described in the Funds’ Class A and Class C Prospectus.

Class A Purchases Eligible For Reductions of Initial Sales Charges

The Class A and Class C Prospectus describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors. The following information supplements the descriptions in the Class A and Class C Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs. For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Letters of Intent

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”). The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Advisor (“Old Mutual Funds”), except Old Mutual Cash Reserves Fund, within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “Choosing a Share Class” in the Fund’s Class A and Class C Prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Old Mutual Funds, except Old Mutual Cash Reserves Fund. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the Old Mutual Funds that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of the Old Mutual Funds with a value of $80,000 and wish to invest an additional $40,000 in one of the Funds with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made. In addition, the Trust may request account statements if it is unable to verify your account information.

Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. A Fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. This privilege may only be exercised once each year by a shareholder with respect to a Fund.

If you are assessed a CDSC in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same fund of the Trust within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional CDSC upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

Payments to Dealers

The Distributor may make the following payments to selected dealers of record of purchases for Class A shares totaling $1 million or more: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million and up to $10 million, and 0.25% on amounts over $10 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares of the Fund at the time of such sale. Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares. Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan. Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan. See the section entitled “The Distributor” in for more information.

Purchases of Class C Shares

Class C shares of a Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1.00% if redeemed within twelve months.

The Funds reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

Minimum Investment

For Class A, Class C, and Class Z shares of the Funds, the minimum investment is as follows.

Minimum Investments *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gift/Transfer to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plan (“SIP”)-I [1]	$500	$25
SIP-II [2]	no minimum	$50

*         The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

1      If a SIP-I is established, the minimum initial investment for a Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

2         An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

General Information Regarding Purchases

A purchase order will be effective as of the day received from your broker, dealer, or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of a Fund.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the transfer agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of a Fund or its shareholders to accept such an order.

Sample Calculation of Maximum Offering Price

Class A shares of the Funds are sold with a maximum initial sales charge of 5.75%. Class C, Class Z and Institutional Class shares of the Funds are sold at NAV without any initial sales charges. The following table shows the maximum offering price per share of Class A shares of the Funds, using the NAV per share as of July 31, 2006.

Class A Shares	NAV per share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public

Analytic Defensive Equity	$13.21	$0.81	$14.02
Analytic Global Defensive Equity	$10.05	$0.61	$10.66
Asset Allocation Balanced	$11.45	$0.70	$12.15
Asset Allocation Conservative	$10.64	$0.65	$11.29
Asset Allocation Growth	$12.70	$0.77	$13.47
Asset Allocation Moderate Growth	$12.07	$0.74	$12.81
Clay Finlay China	$13.23	$0.80	$14.03
Clay Finlay Emerging Markets	$11.08	$0.68	$11.76
Copper Rock Emerging Growth	$10.52	$0.64	$11.16
International Equity	$10.95	$0.67	$11.62

REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge. The CDSC may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds. Redemption orders received by the transfer agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day. The redemption price of shares is the NAV of a Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

Generally, a Fund will not charge any fees to redeem your shares. Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent. See “Determination of Net Asset Value” below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect fund operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the redemption price is determined. Shareholders may incur brokerage charges, and may realize taxable gain or loss, on the sale of any such securities so received in payment of redemption and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Fund at the beginning of such 90-day period. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC or by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Advisor, the Sub-Advisor, the Administrator, the Sub-Administrator, the Transfer Agent, and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCs Applicable to Redemptions of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of Old Mutual Funds that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of Class A shares purchased at NAV on all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC Exceptions for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•

where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

•      on exchanges of shares of Old Mutual Funds (see “Purchases and Redemptions of Shares – Redemptions – Exchange Privileges”);

•	on purchases subject to the reinstatement privilege (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”); or
•	on purchases made in connection with a merger, consolidation, or acquisition of assets of a Fund.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC. No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;
•	if you redeem shares acquired through reinvestment of dividends and distributions;
•	on increases in the NAV of your shares;
•

when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”);

•	upon the death or post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986) of the shareholder or plan participant;

•      on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•

on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

•	on the liquidation of a shareholder’s account by the Trust for failure to maintain the required minimum account balance.

Redemption/Exchange Fee

See the Funds’ Prospectuses for details of any redemption/exchange fee.

Redemption by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Shareholder Inquiries and Services Offered

If you have any questions about the Funds or the shareholder services described herein, contact your broker-dealer or financial advisor. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1)         SYSTEMATIC INVESTMENT PLAN (“SIP”). A SIP is a convenient way for you to purchase shares in a Fund at regular monthly or quarterly intervals selected by you. A SIP enables you to achieve dollar-cost averaging with respect to investments in a Fund despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Fund. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund’s NAV is relatively low and fewer shares being purchased when the Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares. Two SIPs are offered – SIP-I and SIP-II. Investors who establish a SIP-I may open an account with a minimum balance of $500 and additional monthly systematic investments of at least $25. Investors who establish a SIP-II may open an account with no minimum initial investment if the monthly systematic additional investment is at least $50. Your systematic investment in a Fund designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. A SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2)         SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in a Fund. The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in a Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s). In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same Class of other Old Mutual Funds currently available to the public. See the “Your Investment – General Policies” section of the Prospectuses for limitations on exchanges. You may realize a taxable gain or loss on an exchange.

Generally, you may exchange your shares for shares of the same class of other Old Mutual Funds at NAV. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.

Class A shares of a Fund may be exchanged for Class A shares of any of the other Old Mutual Funds at relative net asset value without payment of sales charges. See the “Purchases, Redemptions and Pricing of Shares – Initial Sales Charges – Class A Shares” section of this SAI for more information.

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment”, also apply to exchanges.

Exchange of Shares Subject to a CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days’ notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of a Fund may legally be sold.

Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Funds.

(1)         TRADITIONAL IRAs. You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) ”rolling-over” to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $4,000 per year of your earned income in any of the Funds. You may also invest up to $4,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.

(2)         ROTH IRAs. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The annual contribution limit that applies to Traditional and Roth IRAs increases to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments. Although these increased contribution limits were previously scheduled to expire after 2010, the Pension Protection Act of 2006 extended the contribution limits indefinitely.

Traditional and Roth IRA Contribution Limits:

Tax Years	Maximum Annual Contribution
2005-2007	$4,000
2008	$5,000
2009 and after	Indexed to inflation

The law permits individuals age 50 and over to make catch-up contributions to IRAs as follows:

Year	Limit
2006 and after	$1,000

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3)         SEP-IRAs. If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4)         401(a) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5)         401(k) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6)         403(b) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

(1)         Coverdell Education Savings Accounts (“ESAs”) (formerly Education IRAs). ESAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs is $2,000. In addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child. The phase-out for married couples filing a joint return for making contributions to these plans applies to couples with adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2)         UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3)         CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial advisor.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust may impose an annual $12.00 minimum account balance charge if the value of your account drops below $1,000. This fee does not apply to Uniform Gifts/Transfer to Minor Accounts, Coverdell Education Savings Accounts, Systematic Investment Plans, or shareholders who consent to receive account statements and regulatory filings electronically. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least $1,000 before the annual $12.00 minimum account fee is charged. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000.

For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you. You will be provided 60 days’ prior notice of such redemption; your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. A Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class. NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day. Once a Fund reaches a certain asset size, its NAV will be listed in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Funds are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the official closing price or if none, at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Funds for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

TAXES

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund elects to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from “qualified publicly traded partnerships” (the “Income Requirement”). Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while a Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund recognizing the gain elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (i) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (ii) the transaction is a straddle within the meaning of Section 1092 of the Code; (iii) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (iv) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (i) prior inclusions of ordinary income items from the conversion transaction; and (ii) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to a Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable) if (i) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used; (ii) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto); or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes, and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

The Funds may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, if it invests in marketable stock of a PFIC, a Fund may make a mark-to-market election with respect to such stock. Pursuant to such election, a Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that a Fund included in income in previous years. Under Treasury Regulations, solely for purposes of Code Sections 1291 through 1298, a Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If a Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (i) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock; (ii) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level); (iii) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (a) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (b) interest on the amount determined under clause (a) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period; and (iv) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of a Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer) and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more “qualified publicly traded partnerships.” Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction (“DRD”), in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (i) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (ii) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year).

The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

The Funds anticipate distributing substantially all of their investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to noncorporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-

through basis. If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (i) if it has been paid with respect to any share of stock that the distributing Fund has held for less than 61 days (91 days, in the case of certain preferred stock) during the 121-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 60 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) if the noncorporate shareholder fails to meet the holding period requirements set forth in (i) with respect to its shares in the Fund to which the dividend is attributable; or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends if (i) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States; (ii) the foreign corporation is incorporated in a possession of the United States; or (iii) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on a Fund’s various share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which a Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

The Funds may either retain or distribute to shareholders their net capital gain for each taxable year. The Funds currently intend to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to pass through to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

Distributions by the Funds that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Funds will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends, and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (i) who has failed to provide a correct taxpayer identification number; (ii) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly; or (iii) who has failed to certify to a Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including pursuant to a systematic withdrawal plan or exchange of shares of the Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the DRD for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of a Fund; (ii) disposes of such shares less than 91 days after they are acquired; and (iii) subsequently acquires shares of a Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend” paid with respect to years of the Fund beginning before 2008. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign noncorporate shareholder, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

EXHIBIT A

CREDIT RATINGS

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

A	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
Prime 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.
Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.           Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2. A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD,DD,D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'

'NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

EXHIBIT B

PROXY VOTING POLICIES

Old Mutual Advisor Funds

Proxy Voting Guidelines

Revised 23 June 2004

Approved 8 July 2004

These Proxy Voting Guidelines (the “Guidelines”) are being adopted by the Board of Trustees of the Old Mutual Advisor Funds (the “Trust”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”). The Trust recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders’ assets. The Trust believes that the voting of proxies is an economic asset that has direct investment implications. Moreover, the Trust believes that each portfolio’s investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, the Trust generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Trust portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a Trust portfolio that invests in voting securities. If an investment adviser to a Trust portfolio who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 1940 , that adviser will be required to follow these Guidelines.

Disclosure of General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio’s assets.

The Trust’s guidelines as they relate to certain common proxy proposals are summarized below along with the Trust’s usual voting practice. As previously noted, an adviser or sub-adviser to the Trust will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

o       The Trust generally votes FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

o       The Trust generally votes AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; and (7) require two candidates per board seat.

o       The Trust will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

Approval of Independent Auditors

o       The Trust generally votes FOR proposals seeking to ratify the selection of auditors.

o       The Trust will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

o       The Trust generally votes FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the by-laws in addition to shareholders.

o       The Trust generally votes AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend by-laws.

o       The Trust will evaluate on a case-by-case basis proposals that adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

o       The Trust generally votes FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

o       The Trust generally votes AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

o       The Trust will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; and (5) requesting to opt in or out of state takeover statutes.

Corporate Governance

o       The Trust generally votes FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation.

o       The Trust will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

o       The Trust generally votes FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

o       The Trust generally votes AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

o       The Trust will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

o       The Trust generally votes FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan (“ESOP”) or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 (“OBRA laws”); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; and (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws.

o       The Trust generally votes AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

o       The Trust will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (8) by shareholders regarding all other executive and director pay issues.

Mergers and Corporate Restructurings

o       The Trust generally votes FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

o       The Trust generally votes AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

o       The Trust will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

o       The Trust generally votes FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

o       The Trust generally votes AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of GE ingredients; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

o       The Trust will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting reports on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; and (16) requesting a company to increase the diversity of the board.

o       Other Situations. No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Trust’s vote is cast in a manner that the Trust believes is in the best interest of the applicable Trust portfolio and its shareholders.

Conflicts of Interest

The Trust recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Trust portfolio, the portfolios themselves will not have a conflict of interest with fund shareholders in the voting of proxies. The Trust expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Trust portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Disclosure of Proxy Voting Guidelines and Record

The Trust will fully comply with all applicable disclosure obligations under the Rule. These include the following:

•

Disclosure in shareholder reports that a description of the Trust’s Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

•	Disclosure in the Trust’s Statement of Additional Information (SAI) the actual policies used to vote proxies.
•

Disclosure in shareholder reports and in the SAI that information regarding how the Trust voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Trust will file all required reports regarding the Trust’s actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.

The Trust will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Trust’s administrator, adviser, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Trust portfolio as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guideline

This guideline as well as the proxy voting guidelines of all Trust advisers and sub-advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OM Capital”) recognizes that proxies have an economic value and OM Capital seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s). Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets. While OM Capital generally delegates proxy voting authority and responsibility to sub-advisers, such sub-advisers are expected to adhere to this Policy, relevant securities laws, as well as their own internal proxy voting policies.

Proxy Oversight Committee

OM Capital has established a Proxy Oversight Committee (the “Committee”), consisting of the Investment Officer, General Counsel, Chief Compliance Officer and Treasurer. The Committee is primarily responsible for:

•	Approving OM Capital’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing the proxy voting policies of sub-advisers;
•	Acting as a resource for sub-advisers on proxy matters, when requested.

The Committee reviews each sub-adviser’s proxy voting policy to ensure that such policies are complicit with relevant securities laws and to ensure that they have established reasonable controls designed to identify and resolve material conflicts of interest. The Committee is also available to serve as a potential resource for the sub-advisers in determining how to resolve material conflicts of interest when voting a proxy for a client of OM Capital, Inc. Sub-advisers are not mandated to use the Committee in this capacity.

Disclosure to Clients

OM Capital’s Form ADV will include a description of this Policy and, upon request; OM Capital will provide clients a copy of the complete Policy. OM Capital will also provide to clients, upon request, information on how their securities were voted.

PROXY VOTING PROCEDURES

Sub-Adviser Proxy Voting Reports

Each sub-adviser is required to prepare a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

•	These policy and procedures, and any amendments thereto;
•	Various reports prepared according to the above procedures; and
•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

ACADIAN ASSET MANAGEMENT, INC.

Proxy Voting Policy

(as of March 2006)

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Acadian not to vote proxies or direct Acadian to vote proxies in a certain manner. Acadian will maintain written instructions from clients with respect to directing proxy votes.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that changing the vote is in the best interest of clients. All overrides will be approved by an Executive Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS’s independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients.

ISS proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

Election of Directors (uncontested)

Approval of Independent Auditors

Executive Compensation Plans

Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examine solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

Reorganizations/Restructurings

Amendments to the Articles of Association

Non-Executive Director Compensation Proposals (cash and share based components)

Increasing Borrowing Powers

Debt Issuance Requests

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS’s Global Proxy Distribution Service and ADP’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a quarterly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian’s Marketing Service Representative, Amy Conklin, at 1-800-946-0166. The report will be provided free of charge.

Analytic Investors

Proxy Voting Policy and Procedure

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service’s recusal from voting, Analytic Investors’ Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors’ Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors’ Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic Investors has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors’ Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic Investors’ proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)
•	Records of votes cast on behalf of clients
•	Records of written client requests for voting information
•	Records of written responses from Analytic Investors to both written and verbal client requests
•	Any other documents prepared that were material to Analytic Investors’ decision to vote a proxy or that memorialized the basis for the decision.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

Proxy Voting Policy, 2006

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

•	Accepts:

➢

Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

➢	Restoration or protection of shareholders’ authority.

•	Rejects:

➢	Protection of management from results of mergers and acquisitions.
➢	Proposals having the effect of diluting the value of the existing shares.
➢	Reduction of shareholders’ power over any company actions.
➢	Proposals motivated by political, ethical or social concerns.

Proxy Oversight Committee

•

BHMS’ Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes portfolio managers James Barrow, Richard Englander and Jane Gilday, and Proxy Coordinator, Clare Burch.

Conflicts of Interest

•	All proxies will be voted uniformly in accordance with BHMS’ policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

BHMS has adopted written procedures to implement the Firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, including:

•	BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).
•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.
•

The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

•	ISS verifies that every vote is received, voted and recorded.
•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.
•	BHMS maintains voting records both in hard copy and via ISS database backup.
•	BHMS’ guidelines addressing specific issues are available upon request by calling 214-665-1900 or by e-mailing clientservices@barrowhanley.com.

•

BHMS will identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of the Firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•

If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.
•	The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

➢	These policies and procedures and any amendments;
➢	Each proxy statement that BHMS receives;
➢	A record of each vote that BHMS casts;
➢	Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
➢	A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

Clare Burch is responsible for implementing and monitoring our proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures.

Clay Finlay Inc.

Policy Regarding Proxy Voting

June 2005

Policy

Clay Finlay recognizes its fiduciary responsibility to vote proxies in the best interests of its clients. Additionally, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA) Clay Finlay acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interests of plan participants and beneficiaries. In order to fulfill these responsibilities, Clay Finlay has adopted these policies and procedures.

Clients’ Instructions

Clay Finlay has clients that: a) require no voting; b) submit their own votes; c) submit specific instructions on how to vote or; d) require Clay Finlay to vote on their behalf. This policy applies only to clients of category d) above.

Institutional Shareholder Services (ISS)

Clay Finlay has contracted with ISS for services regarding proxy voting. ISS performs research on global companies and uses this research to make voting recommendations. ISS has developed guidelines for its recommendations which are summarized in the attached appendix to this policy.

Clay Finlay’s Use of ISS Recommendations

On a daily basis, Clay Finlay provides ISS with a list of clients’ holdings in electronic form. Using this information, ISS provides, via its web site, details of each shareholders voting resolution, together with the recommendations of company management and ISS. The resolutions and recommendations are reviewed by the portfolio manager who may, on occasion, wish to vote differently to ISS’s recommendation.

Avoidance of Conflicts of Interest

Occasions may arise during the voting process in which the best interests of clients conflict with Clay Finlay’s interests. Conflicts of interest generally include situations where Clay Finlay has a business relationship, or is actively seeking business from a company soliciting proxies, and situations where there are personal or family relationships with such company.

In cases where the portfolio manager wishes to vote differently to ISS’s recommendation, it is required that a form be completed providing an explanation of the reason for opposing ISS. This form must be signed and submitted to the Compliance Officer for review. The Compliance Officer, if satisfied that no conflict of interest exists, will approve the opposing vote. Otherwise the ISS recommendation will be used. The Compliance Officer will report to Clay Finlay’s Executive Committee any attempts by outside parties or others to unduly influence voting.

Record Keeping

Clay Finlay will keep the following record of each shareholders meeting for five years or longer:

•	Clay Finlay’s proxy voting policies and procedures

•	Proxy statements received regarding client securities
•	Records of votes cast on behalf of clients
•	Records of written client request for voting information
•	Records of written responses from Clay Finlay to both written and verbal requests
•	Any documents prepared that were material to Clay Finlay’s decision to vote.

Information for Clients

Upon request Clay Finlay’s client service group will provide details of a client account’s voting record for any time period. Such information may be provided in electronic form if so desired.

Appendix to Proxy Voting Policy – Summary of Actions

1.	Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
2.	Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless;

•	There are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

3.	Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
4.	Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.
5.	Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

6.	Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

7.	Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

8.	Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Appendix to Proxy Voting Policy – Summary of Actions Continued

9.	Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

10.	Transact Other Business

Vote AGAINST other business when it appears as a voting item.

11.	Director Elections

Vote FOR management nominees in the election of directors, unless:

•	there are clear concerns about the past performance of the company or the board; or
•	the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

12.	Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

13.	Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.
14.	Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

15.	Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Appendix to Proxy Voting Policy – Summary of Actions Continued

16.	Share Issuance Requests

General issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issues capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

17.	Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

18.	Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

19.	Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, on vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

20.	Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Appendix to Proxy Voting Policy – Summary of Actions Continued

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

21.	Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with our without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

22.	Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

23.	Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

24.	Share Repurchase Plans

Vote FOR share repurchase plan, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.
25.	Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

26.	Capitalization of Reserves for Bonus Issues/Increases in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

27.	Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

28.	Mergers and Acquisitions

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

29.	Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

30.	Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

31.	Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

32.	Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

33.	Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

34.	Anti-takeover Mechanisms

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

35.	Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Copper Rock Capital Partners, LLC

PROXY VOTING POLICIES & PROCEDURES

Copper Rock Capital Partners, LLC. (“Copper Rock”) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Copper Rock has adopted and implemented policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. Copper Rock recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). Copper Rock has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and adhering to leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

1) Proxy Voting Policies

•	Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.
•

Occasionally, Copper Rock may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time Copper Rock will receive and act upon the client’s specific instructions regarding proxy proposals. Copper Rock reserves the right to vote against any proposals motivated by political, ethical or social concerns. Copper Rock will examine each issue solely from an economic perspective.

•

Non-Routine or Controversial Issues, Copper Rock requires that the portfolio manager and/or analyst review each issue. Copper Rock believes that smaller capitalization securities warrant increased attention paid to the proxy process. Therefore, Copper Rock reviews each non-routine or controversial issue on a case by case basis. The justification for each vote will be documented via the comment section of the proxy edge system or by a separate analysis.

•

Occasions may arise during the voting process in which the best interest of the clients conflicts with Copper Rock’s interests. Conflicts of interest generally include (i) business relationships where Copper Rock has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of Copper Rock has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If Copper Rock determines that a material conflict of interest exists, Copper Rock will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

2) Proxy Voting Procedures:

a) Process

For most stocks Copper Rock uses Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client’s Custodian or through Proxy Edge:

•	Copper Rock will receive the initial proxy information and will monitor the voting process throughout.
•	A member of Copper Rock will review all proposals, vote routine issues and will consult with Copper Rock’s Investment managers on non-routine or controversial issues.
•	The decision and rational concerning non-routine or controversial issues will be documented in the comment section of the Proxy Edge system or by separate analysis.
•

The Chief Compliance Officer is responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

•	All proxies will be voted solely in the interest of clients.
•	Copper Rock reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.
•	All tender offers are reviewed and treated in a similar manner.

b) Records & Reports

•

The proxy information kept by Copper Rock will include the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Copper Rock voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

A copy of how Copper Rock voted on securities held is available free of charge upon request from our clients or by calling (617) 369-7100.

DWIGHT ASSET MANAGEMENT COMPANY

Proxy Voting Policy and Procedure

Dwight Asset Management Company (“Dwight”) is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act (“ERISA”) with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

Dwight has established a Proxy Oversight Committee (the “Committee”), consisting of the Chief Investment Officer, Head of Credit and the Chief Compliance Officer. The Committee is primarily responsible for:

▪	Approving Dwight’s Proxy Voting Policy and Procedure.
▪	Reviewing proxy voting requests and determining the appropriate response.
▪	Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
▪	Reporting to the Investment and Risk Management Committee on a periodic basis.

The Committee has also authorized the Chief Compliance Officer or his or her designee to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client’s custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client’s written guidelines or instructions conflict with what is contained in this Policy, the client’s written guidelines or instructions will prevail.

These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

Dwight’s general proxy voting policy is described below along with Dwight’s intended voting practices.

1. General: It is Dwight’s policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

Management Proposals: In general, it is Dwight’s intention to vote on proposals introduced by company management in accordance with management’s recommendations on the following types of management proposals:

▪	Election of Directors
▪	Approval of Independent Auditors
▪	Executive Compensation Plans
▪	Corporate Structure and Shareholder Rights

3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight’s vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

Occasions may arise during the voting process in which a client’s financial interests conflict with Dwight’s interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company’s pension fund. If Dwight is aware of a conflict of interest, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

Dwight has charged its Chief Compliance Officer or his or her designee with responsibility for acting as liaison with clients’ custodian banks and assisting in the coordination and voting of proxies. After the Chief Compliance Officer or designee is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Chief Compliance Officer or designee is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years from the end of the fiscal year during which the record was created in an easily accessible place, the first two years in its office:

▪	Dwight’s proxy voting policies and procedures, and any amendments thereto;
▪	Proxy statements received regarding client securities;
▪	Records of votes cast on behalf of clients;
▪	Records of written client requests for voting information;

▪	Records of written responses from Dwight to both written and verbal client requests; and

?          Any other documents prepared that were material to Dwight’s decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Chris Bolton, Compliance Officer, at 100 Bank St., Suite 800, Burlington, VT 05401 / (802) 862-4170.

August 2003

As amended December 2005

Heitman Real Estate Securities LLC

Proxy Voting Policies and Procedures

July 2003

Heitman Real Estate Securities LLC (“Heitman”) provides investment advisory services to its clients with respect to publicly traded real estate securities. It is Heitman’s general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services (“ISS”). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as (i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”

Heitman’s general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For

Submit Poison Pill for Shareholder ratification	For
Blank Check Preferred Stock	Against
Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against
Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

Heitman has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of Heitman’s Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman’s Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman’s proxy voting policy is as follows:

(a)      Heitman’s Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from ISS with respect to the issues on a particular proxy;

(b)      Heitman’s Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

(c)      In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

(d)      The Heitman portfolio manager will return the Proxy Analysis Report to Heitman’s Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered “exceptions;”

(e)      With respect to any proxy, Heitman’s Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman’s Proxy Committee.

(f)       Heitman’s Proxy Committee may confirm or overturn any recommendations by Heitman’s portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman’s Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

(g)      In all instances where a Proxy Vote Exception Report has been generated, Heitman’s Compliance Officer or another member of Heitman’s Proxy Committee will inform Heitman’s Proxy Voting Clerk in writing of the Proxy Committee’s determination as to how to respond to such proxy promptly after such Proxy Committee has reached its conclusions (a “Proxy Committee Report”);

(h)      Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman’s Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman’s Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

(i)       In all other cases, Heitman’s Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

(j)       The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Proxy Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Proxy Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Proxy Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman’s office:

o	These policies and procedures, and any amendments thereto;
o	Each proxy statement (maintained on the ISS website);
o	Record of each vote cast and each abstention (maintained on the ISS website);
o	Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

o	Any other reports or memorializations prepared according to the above procedures; and
o	Each written client request for information and a copy of any written response by Heitman to a client’s written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman’s Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

Appendix D to the Heitman Proxy Voting Policy

ISS Proxy Voting

Guidelines Summary

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.	Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

o	An auditor has a financial interest in or association with the company, and is therefore not independent
o	Fees for non-audit services are excessive, or
o	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o	Attend less than 75 percent of the board and committee meetings without a valid excuse
o	Implement or renew a dead-hand or modified dead-hand poison pill
o	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o	Failed to act on takeover offers where the majority of the shareholders tendered their shares
o	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company docs not have one of these committees
o	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

o	Are inside directors or affiliated outside directors and the full board is less than majority independent
o	Sit on more than six public company boards

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

o	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

o

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).

o	Two-thirds independent board
o	All-independent key committees
o	Established governance guidelines

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o	Long-term financial performance of the target company relative to its industry; management’s track record

o	Background to the proxy contest
o	Qualifications of director nominees (both slates)
o	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o	Purchase price
o	Fairness opinion
o	Financial and strategic benefits
o	How the deal was negotiated
o	Conflicts of interest
o	Other alternatives for the business
o	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

o	Impact on the balance sheet/working capital
o	Potential elimination of diseconomies
o	Anticipated financial and operating benefits
o	Anticipated use of funds
o	Value received for the asset
o	Fairness opinion
o	How the deal was negotiated
o	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that arc conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o	Dilution to existing shareholders’ position
o	Terms of the offer
o	Financial issues
o	Management’s efforts to pursue other alternatives
o	Control issues
o	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o	The reasons for the change
o	Any financial or tax benefits
o	Regulatory benefits
o	Increases in capital structure
o	Changes to the articles of incorporation or bylaws of the company

o	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, find noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o	Prospects of the combined company, anticipated financial and operating benefits
o	Offer price
o	Fairness opinion
o	How the deal was negotiated
o	Changes in corporate governance
o	Change in the capital structure
o	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o	Tax and regulatory advantages
o	Planned use of the sale proceeds
o	Valuation of spinoff
o	Fairness opinion
o	Benefits to the parent company
o	Conflicts of interest
o	Managerial incentives
o	Corporate governance changes
o	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6.	State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charier to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.	Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of die class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o	It is intended for financing purposes with minimal or no dilution to current shareholders
o	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock spilt that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock arc determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.	Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

o	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o	Cash compensation, and
o	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and me main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one-and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o	Historic trading patterns
o	Rationale for the repricing
o	Value-for-value exchange
o	Option vesting
o	Term of the option
o	Exercise price
o	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-SYBASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o	Purchase price is at least 85 percent of fair market value
o	Offering period is 27 months or less, and
o	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST employee stock purchase plans where any of the following apply:

o	Purchase price is less than 85 percent of fair market value, or
o	Offering period is greater than 27 months, or
o	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 362(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Voles to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401 (k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay in formation, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

o	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
o	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o	The parachute should be less attractive than an ongoing employment opportunity with the firm
o	The triggering mechanism should be beyond the control of management
o	The amount should not exceed three times base salary plus guaranteed benefits

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9.	Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products).
o	The availability and feasibility of alternatives to animal testing to ensure product safety, and
o	The degree that competitors are using animal-free testing.
o	Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
o	The company has already published a set of animal welfare standards and monitors compliance.
o	The company’s standards are comparable to or better than those of peer firms, and

o	There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking info account:

o	Whether the proposal focuses on a specific drug and region
o	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
o	Whether the company already limits price increases of its products
o	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

o	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
o	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
o	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs
o	Any voluntary labeling initiatives undertaken or considered by the company

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.

o	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
o	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

o	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

o	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees
o	The company’s existing healthcare policies, including benefits and healthcare access for local workers
o	Company donations to healthcare providers operating in the region

Vote CASE-BY-CASE on proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries, taking into account:

o	The company’s actions in developing countries to address HIV/AIDS, tuberculosis and malaria, including donations of Pharmaceuticals and work with public health organizations
o	The company’s initiatives in this regard compared to those of peer companies

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o	Whether the company has adequately disclosed the financial risks of its subprime business

o	Whether the company has been subject to violations of lending laws or serious lending controversies
o	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o	Whether the company complies with all local ordinances and regulations
o	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
o	The risk of any health-related liabilities.

Advertising to youth:

o	Whether the company complies with federal, stale, and local laws on the marketing of tobacco or if it has been fined for violations
o	Whether the company has gone as far as peers in restricting advertising
o	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o	The percentage of the company’s business affected
o	The economic loss of eliminating the business versus any potential tobacco-related liabilities.
o	Spinoff tobacco-related businesses:
o	The percentage of the company’s business affected
o	The feasibility of a spinoff
o	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o	Whether there are publicly available environmental impact reports;
o	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
o	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o	Environmentally conscious practices of peer companies, including endorsement of CERES
o	Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE-by-CASE on proposals requesting reports assessing economic risks of environmental pollution or climate change, taking into account whether the company has clearly disclosed the following in its public documents:

o	Approximate costs of complying with current or proposed environmental laws
o	Steps company is taking to reduce greenhouse gasses or other environmental pollutants
o	Measurements of the company’s emissions levels
o	Reduction targets or goals for environmental pollutants including greenhouse gasses

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

o	The company’s level of disclosure lags that of its competitors, or
o	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o	The nature of the company’s business and the percentage affected
o	The extent that peer companies are recycling
o	The timetable prescribed by the proposal
o	The costs and methods of implementation
o	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o	The nature of the company’s business and the percentage affected
o	The extent that peer companies are switching from fossil fuels to cleaner sources
o	The timetable and specific action prescribed by the proposal
o	The costs of implementation
o	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Sustainability Report

Generally vote FOR proposals requesting the company to report on its policies and practices related to social, environmental, and economic sustainability, unless the company is already reporting on its sustainability initiatives through existing reports such as:

o	A combination of an EHS or other environmental report, code of conduct, and/or supplier/vendor standards, and equal opportunity and diversity data and programs, all of which are publicly available, or
o	A report based on Global Reporting Initiative (GRI) or similar guidelines.

Vote FOR shareholder proposals asking companies to provide a sustainability report applying the GRI guidelines unless:

o	The company already has a comprehensive sustainability report or equivalent addressing the essential elements of the GRI guidelines or
o	The company has publicly committed to using the GRI format by a specific date

GENERAL CORPORATE ISSUES

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of sinking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o	The relevance of the issue to be linked to pay
o	The degree that social performance is already included in the company’s pay structure and disclosed
o	The degree that social performance is used by peer companies in setting pay
o	Violations or complaints filed against the company relating to the particular social performance measure
o	Artificial limits sought by the proposal, such as freezing or capping executive pay
o	Independence of the compensation committee
o	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o	The company is in compliance with laws governing corporate political activities, and
o	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

o	There are serious controversies surrounding the company’s China operations, and
o	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

o	The nature and amount of company business in that country
o	The company’s workplace code of conduct
o	Proprietary and confidential information involved
o	Company compliance with U.S. regulations on investing in the country
o	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o	Agreements with foreign suppliers to meet certain workplace standards
o	Whether company and vendor facilities are monitored and how
o	Company participation in fair labor organizations
o	Type of business
o	Proportion of business conducted overseas

o	Countries of operation with known human rights abuses
o	Whether the company has been recently involved in significant labor and human rights controversies or violations
o	Peer company standards and practices
o	Union presence in company’s international factories
o	Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o	The company does not operate in countries with significant human rights violations
o	The company has no recent human rights controversies or violations, or
o	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o	Company compliance with or violations of the Fair Employment Act of 1989
o	Company antidiscrimination policies that already exceed the legal requirements
o	The cost and feasibility of adopting all nine principles
o	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o	The potential for charges of reverse discrimination
o	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o	The level of the company’s investment in Northern Ireland
o	The number of company employees in Northern Ireland
o	The degree that industry peers have adopted the MacBride Principles
o	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o	Whether the company has in the past manufactured landmine components
o	Whether the company’s peers have renounced future production
o	Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o	What weapons classifications the proponent views as cluster bombs
o	Whether the company currently or in the past has manufactured cluster bombs or their components
o	The percentage of revenue derived from cluster bomb manufacture
o	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:

o	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
o	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

o	The information is already publicly available or
o	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

o	The board composition is reasonably inclusive in relation to companies of similar size and business or
o	The board already reports on its nominating procedures and diversity initiatives.
o	Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o	The degree of board diversity
o	Comparison with peer companies
o	Established process for improving board diversity
o	Existence of independent nominating committee
o	Use of outside search firm
o	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

o	The company has well-documented equal opportunity programs
o	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

o	The composition of senior management and the board is fairly inclusive
o	The company has well-documented programs addressing diversity initiatives and leadership development
o	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o	The company has had no recent, significant EEC-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o	attend less than 75 percent of the board and committee meetings
o	without a valid excuse for the absences. Valid reasons include illness or
o	absence due to company business. Participation via telephone is acceptable.
o	In addition, if the director missed only one meeting or one day’s
o	meetings, votes should not be withheld even if such absence dropped the
o	director’s attendance below 75 percent.
o	ignore a shareholder proposal that is approved by a majority of shares
o	outstanding;
o	ignore a shareholder proposal that is approved by a majority of the
o	votes cast for two consecutive years;
o	are interested directors and sit on the audit or nominating committee; or
o	are interested directors and the full board serves as the audit or
o	nominating committee or the company does not have one of these
o	committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

o	Past performance relative to its peers
o	Market in which fund invests
o	Measures taken by the board to address the issues
o	Past shareholder activism, board activity, and votes on related proposals
o	Strategy of the incumbents versus the dissidents
o	Independence of directors
o	Experience and skills of director candidates
o	Governance profile of the company
o	Evidence of management entrenchment

Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

o	Proposed and current fee schedules
o	Fund category/investment objective
o	Performance benchmarks
o	Share price performance as compared with peers
o	Resulting fees relative to peers
o	Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for antitakeover purposes

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk. Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors: the fund’s target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

Change in Fund’s Subclassification

Votes on changes in a fund’s subclassification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund’s past performance; and terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

o	The degree of change implied by the proposal
o	The efficiencies that could result
o	The state of incorporation
o	Regulatory standards and implications

Vote AGAINST any of the following changes:

o	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o	Removal of shareholder approval requirement for amendments to the new declaration of trust
o

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

o	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

o	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o	Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote incorporations on a CASE-BY-CASE basis, considering the following factors: regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives, the proposed distributor’s reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund’s NAV, the fund’s history of shareholder relations, and the performance of other funds under the advisor’s management.

LIBERTY RIDGE CAPITAL, INC.

PROXY VOTING POLICY AND PROCEDURES

Introduction

Liberty Ridge Capital, Inc. (“LRC”) recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients’ assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and Procedures and any written guidelines or instructions from our clients. In the event a client’s written guidelines or instruction conflict with what is contained in this Policy and Procedures, the client’s written guidelines or instructions will prevail.

Proxy Oversight Committee

LRC has established a Proxy Oversight Committee (the “Committee”), consisting of the following employees:

Chief Investment Officer (CEO, CIO, PM/Analyst)
Chief Compliance Officer (President, COO)
Portfolio Manager (VP)
Trader (VP)

The Committee is primarily responsible for:

▪	Approving LRC’s Proxy Voting Policy (the “Policy”) and related Procedures;
▪	Reviewing reports of proxy votes cast;
▪	Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third-party proxy research provider;
▪	Seeking to identify and properly address material conflicts of interest that may arise;
▪	Acting as a resource for investment personnel on proxy matters when needed.

Proxy Voting Service

The Committee has authorized the appointment of an independent third-party to provide research on proxy matters and voting recommendations, and to cast votes on behalf of LRC. The independent third party will execute and maintain appropriate records related to the proxy voting process, and LRC will have access to those records. LRC will maintain records of differences, if any, between this Policy and the actual votes cast.

Proxy Voting Guidelines

LRC has reviewed the independent third party’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached to this policy.

Conflict of Interest Identification and Resolution

LRC seeks to minimize the potential for conflict by utilizing the services of the independent third-party to provide voting recommendations that are consistent with relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor’s interpretations thereof. Occasions may arise during the voting process in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (“Chinese wall”) as security between its proxy recommendation service and the other services it provides to clients who may also be a portfolio company for which proxies are solicited. Furthermore, the third-party vendor will periodically provide a list of its clients to LRC, and LRC will compare the client list to meetings voted to identify situations where the independent third party provided recommendations relating to one of its clients. These situations will be summarized and provided to the Committee so that LRC is aware of such situations, and may address any identified conflicts.

While it is generally expected that most proxies will be voted consistent with the research provider’s recommendation, there may be instances where a member of the investment team believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as another investment professional, management of the company conducting the proxy, shareholder groups, and other relevant sources. These instances are considered an “Override” and all such overrides must be described on the Proxy Voting Override Form and approved by the CIO and CCO and subsequently reported to the Committee. In approving any such Override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, LRC has developed a Proxy Vote Watch List (the “Watch List”). The Watch List, which is maintained by the CCO, summarizes public companies with whom LRC may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

•              Public companies with whom LRC has a current or prospective material business relationship;

•              Public companies for whom LRC directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);

•              Public companies where a LRC employee, or spouse of a LRC employee, is a senior officer, director or has a material business relationship;

•              Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Duty of Employees

Employees are required to report to the CCO any improper influence regarding proxy voting.

Disclosure to Clients

Liberty Ridge’s Form ADV will include a description of this Policy and, upon request, Liberty Ridge Capital, Inc. will provide clients a copy of the complete Policy. LRC will also provide to clients, upon request, information on how their securities were voted. Upon a client’s request, LRC will provide a report of any identified proxy voting conflict and how each conflict was resolved.

Proxy Voting Operational Procedures

Reconciliation Process

LRC and the custodian each provide holdings to the independent third party on a daily basis. Proxy materials are sent to the independent third party, who verifies that materials for future shareholder meetings are received for each record date position. The independent third party researches and resolves situations where expected proxy materials have not been received. The independent third party will also notify LRC of any proxy materials received that were not expected. .

Voting Identified Proxies

A proxy is identified when it is reported through a third-party vendor’s automated system or when a custodian bank notifies the independent third party of its existence. As a general rule, LRC votes all U.S. and non-U.S. proxies to which LRC is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, LRC may apply a costbenefit analysis to determine whether to vote a non-U.S. proxy. For example, if LRC is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” LRC generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which LRC may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Oversight Procedures

1.        LRC prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.        LRC prepares a summary of meetings voted where the company is also included on the list of the third-party vendor’s clients. This summary is reviewed by the Committee on a periodic basis to determine whether potential for conflicts may exist.

3.        LRC also prepares a Proxy Override Summary Report that documents all votes that were overridden during the period. The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

▪	These policy and procedures, and any amendments thereto;
▪	Each proxy statement (the majority of which are maintained on a third-party automated system);
▪	Record of each vote cast ;
▪	Documentation, if any, created by LRC that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
▪	Various reports related to the above procedures; and
▪	Each written client request for information and a copy of any written response by
LRC to a client’s written or oral request for information.

Adopted: as of February 2006

PROVIDENT INVESTMENT COUNSEL (“PIC”)

Proxy Voting Procedures and Guidelines

July 2004

I.	Introduction

Provident Investment Counsel has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940.

II.	Voting Procedures

PIC has adopted the following policies.

A.	Determine Proxies to be Voted

PIC has contracted with an outside proxy-voting vendor (“ISS”) who will oversee PIC’s proxy voting process. ISS will determine what proxy votes are outstanding and what issues are to be voted on. ISS will verify that the number of shares listed on the proxy ballot matches PIC’s records and that each proxy was received. If a discrepancy is discovered or a proxy is missing, ISS will take appropriate action to correct or obtain the proxy.

B.	Voting

PIC will carefully consider all proxy proposals. The analyst of the security on the proxy being voted will conduct the actual voting of proxy statements. In exercising judgment with respect to voting stock held in a fiduciary capacity, PIC’s decisions are governed by our primary duty to safeguard and promote the interest of the accounts and their beneficiaries. In keeping with this duty, it our policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held. If, after careful consideration, we believe that corporate management’s position on financial, corporate governance, social or environmental questions could adversely affect the long-term best economic interest of a company and /or its shareholders, the stock will be voted against management. Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted “for” or against”.

C.	Conflicts of Interest

For purposes of these policies and procedures, PIC will be deemed to have a conflict of interest in voting a proxy if (a) the company whose proxy is to be voted, or any affiliate of that company, is a client of PIC, or (b) PIC has a material business relationship with the company whose proxy is to be voted, or any affiliate of that company. PIC’s Vice-President/Research, shall maintain records sufficient to identify such conflicts of interest, and shall notify the security analyst in charge of voting a proxy when PIC has a conflict of interest with respect to such vote.

In the event of such a conflict of interest, the proxy will be voted as indicated in the voting guidelines specified in Section III below, so long as the application of the guidelines to the matter involves little or no discretion by PIC. If the guidelines in Section III do not cover the matter to be voted on, or cover the matter but involve more than little discretion by PIC, then the proxy will be voted as recommended by ISS.

D.	Recordkeeping
The following records will be maintained:

o	A copy of PIC’s proxy voting policies and procedures
o	A brief description of the proxy proposals for each company.
o	The vote cast for each proxy overall as well as by portfolio.
o

Documentation showing research conducted, including calls or other contacts made, documents analyzed, persons involved in decision making process and documentation on any conflicts of interest that arose and how it was resolved.

o	Verification that the shares listed on the proxy match the Adviser’s records. Also proxies that were not received, and what actions were taken to obtain them.
o	A copy of each written client request for proxy voting records and the Adviser’s written response to any client requests for such records.
III.	Voting Guidelines

PIC has adopted the following voting guidelines. As noted above, however, we carefully consider all proposals submitted to shareholders in accordance with our aforementioned procedures. The following are some sample guidelines, not rigid rules. In the event of a client restriction, we will vote in accordance with their guidelines.

A.	Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

o	An auditor has a financial interest in or association with the company, and is therefore not independent
o	Fees for non-audit services are excessive, or
o	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

B.	Board of Directors
Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o	Attend less than 75 percent of the board and committee meetings without a valid excuse
o	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o	Failed to act on takeover offers where the majority of the shareholders tendered their shares
o	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees, unless a majority of the committee is comprised of outsiders.
o

Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, unless a majority of the committee is comprised of outsiders.

o	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

o	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board
•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote AGAINST shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

C.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record
•	Background to the proxy contest

•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

D.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

E.	Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

F.	State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

G.	Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote CASE-BY-CASE proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote CASE-BY-CASE proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote CASE-BY-CASE proposals to create a new class of common stock with superior voting rights.

Vote CASE-BY-CASE proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote CASE-BY-CASE proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote CASE-BY-CASE proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote CASE-BY-CASE proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

H.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. PIC’s methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). PIC will review the ISS model results but is not bound by the ISS limits or recommendations regarding dilution. That decision is left to the PIC analyst on a case by case basis.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or
•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis with reference to the quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote AGAINST shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’s SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits
I.	Social and Environmental Issues

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
•	The availability and feasibility of alternatives to animal testing to ensure product safety, and
•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance
•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs
•	Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected
•	The feasibility of a spinoff
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
•	Environmentally conscious practices of peer companies, including endorsement of CERES
•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation
•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components
•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or
•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote AGAINST reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or
•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

ROGGE GLOBAL PARTNERS PLC.

Proxy Voting Policy and Procedure

Rogge Global Partners plc (“Rogge”) offers global fixed income investment management to institutional investors. As a fixed income manager, it is highly unlikely Rogge would purchase equity securities on behalf of its clients. If Rogge were to receive equity securities, such as through an offering related to convertible securities it holds, Rogge would normally sell them.

If Rogge were to hold a security of a company that was soliciting proxies, Rogge assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans under the Employee Retirement Income Securities Act (ERISA), Rogge acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Rogge has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Rogge acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client’s custodian notifies Rogge of a proxy that requires voting on behalf of a client, Rogge will vote the proxy in accordance with these guidelines. The guidelines have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.

Rogge has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. The Head of Compliance will report to Rogge’s principal executive officer any attempts by outside parties or others at Rogge who attempt to unduly influence Rogge to vote proxies. Attempts made by the principal executive officer will be reported to Rogge’s Board.

These guidelines are not rigid policy positions. Rogge will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Rogge determines that not voting a proxy may be more in the best interest of clients, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Rogge may change these guidelines from time to time without providing notice of these changes to its clients.

MANAGEMENT PROPOSALS

In general, it is Rogge’s intention to vote on proposals introduced by company management in accordance with management’s recommendations on the following types of management proposals:

o	Election of directors when there is not an opposition slate
o	Ratification of appointment of auditors
o	Amendments to the Certificate of Incorporation regarding director liability
o	Amendments pertaining to employee stock option plans or awards, when such plans or awards do not constitute more than 2% of all outstanding stock.

SHAREHOLDER PROPOSALS

At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Rogge will generally vote against proposals motivated by political, ethical or social concerns. Rogge will examine each issue solely from an economic perspective and, at times, will vote with management in opposition to shareholder resolutions which could negatively impact the corporation’s ability to do business. However, Rogge will generally support the following shareholder initiatives concerning the maximization of shareholder value:

o	Against management sheltering ‘poison pills’ which effectively lower the value of the shares
o	Against the payment of ‘greenmail’
o	Against staggered terms for the board of directors
o	For qualified dissident candidates for seats on the board when the entrenched directors have clearly not enhanced shareholder value
o	For cumulative voting policies in electing the board of directors
o	For confidential voting in electing the board of directors

Conflicts of Interest

Occasions may arise during the voting process in which a client’s best interest conflicts with Rogge’s interests. A conflict of interest may exist, for example, if Rogge has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but it not limited to, employees serving as a director of the company or Rogge managing a company’s pension fund. If a conflict of interest exists, Rogge will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

Rogge has charged the firm’s Head of Compliance with responsibility for acting as liaison with clients’ custodian banks and assisting in the coordination and voting of proxies. After the Head of Compliance is notified of a proxy that requires voting, he will review the proxy and make a voting proposal to the Proxy Voting Committee in-line with these procedures. The Proxy Voting Committee is comprised of the Head of Compliance and any one director/portfolio manager. In the event the committee cannot reach agreement, all of Rogge’s director/portfolio managers will be consulted. The Head of Compliance is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Rogge will maintain the following records for five years in an easily accessible place, the first two years in its office:

o	Rogge’s proxy voting policies and procedures
o	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Rogge)
o	Records of votes cast on behalf of clients

o	Records of written client requests for voting information
o	Records of written responses from Rogge to both written and verbal client requests
o	Any other documents prepared that were material to Rogge’s decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by call Rogge’s Head of Compliance at 44-207-842-8416.

THOMPSON, SIEGEL & WALMSLEY LLC

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

o     Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as: Election of Directors and Approval of Independent Auditors.

o     Occasionally, TS&W may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

o     Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

Proxy Voting Process:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client’s Custodian or through Proxy Edge:

o     The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

o     A Research Associate will review all proposals, vote routine issues and will consult with TS&W’s Investment Policy Committee or products managers on non-routine issues.

o     The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

o	All proxies will be voted solely in the interest of clients.

o     TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

o	All tender offers are reviewed and treated in a similar manner.

Proxy Voting Records & Reports

o     The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

o     Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056

Thomson Horstmann & Bryant Inc.

PROXY POLICY (9/15/04)

At Thomson Horstmann & Bryant Inc (THB), we consider proxy voting to be an important responsibility. THB has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. In accordance with SEC Rule 206(4)-6 we are required to describe our proxy voting procedures for our clients. THB votes proxies on behalf of all clients unless we are specifically requested not to.

Executive Compensation: THB votes to encourage reasonable compensation of executives, and particularly, compensation that is linked to financial performance. THB votes against stock option and incentive plans that are excessive and inconsistent with a company's overall financial situation.

Board of Directors: THB will generally vote against a proposal to stagger the length of director’s terms.

Auditors: THB will generally vote to ratify management’s recommendation and selection of auditors.

Corporate Actions: THB looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our investment.

Unusual Items: Companies use various mechanisms to deter attempted takeovers. THB evaluates these situations on a case-by-case basis. However, THB generally votes to discourage the use of these mechanisms such as two classes of stock with different voting rights.

Routine Items: THB supports management proposals on routine items. Any officer of THB can approve voting on routine items.

Client Requests for Information: In response to any request THB will prepare a written response to the client with the information requested.

Conflicts of Interest: If a material conflict of interest exists, THB will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Recordkeeping: THB shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that THB receives;
•	A record of each vote that THB casts;
•	Any document THB created that was material to making a decision how to vote proxies, or that memorializes that decision

A copy of each written request from a client for information on how THB voted such client’s proxies, and a copy of any written response.

R-07-047 06/2007

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

Exhibits:
(a)		Agreement and Declaration of Trust. Agreement and Declaration of Trust of Old Mutual Advisor Funds dated May 27, 2004. Incorporated herein by reference to Registration Statement filed June 1, 2004.
(1)

Amended Schedule A to Agreement and Declaration of Trust of Old Mutual Advisor Funds, as amended June 29, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(b)		Amended and Restated By-Laws of Old Mutual Advisor Funds. Incorporated herein by reference to the Post-Effective Amendment No. 21 to Registration Statement filed July 14, 2006.
(c)		Instruments Defining Rights of Security Holders.
	(1)	Articles II, VI, VII and IX of the Agreement and Declaration of Trust.
	(2)	Articles IV and VI of the By-Laws.
(d)		Investment Advisory Agreement.
(1)

Investment Advisory Agreement dated September 7, 2004, by and among the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio (the “Asset Allocation Funds”). Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(2)

Amendment No. 1 dated May 11, 2005 to Schedule A of the Investment Advisory Agreement dated September 7, 2004, by and among the Registrant and Old Mutual Capital, Inc., adding Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(3)

Investment Sub-Advisory Agreement dated August 2, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Ibbotson Associates Advisors, LLC, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(4)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Acadian Asset Management, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(5)

Investment Sub-Advisory Agreement dated August 2, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

1

(6)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(7)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Clay Finlay, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(8)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Dwight Asset Management Company, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(9)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Heitman Real Estate Securities LLC, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(10)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Liberty Ridge Capital, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(11)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Provident Investment Counsel, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(12)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Rogge Global Partners PLC, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(13)

Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Thompson, Siegel & Walmsley, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(14)

Investment Sub-Advisory Agreement dated December 9, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(15)

Investment Advisory Agreement dated December 2, 2005, by and between Old Mutual Capital, Inc. and the Registrant, with respect to Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund (the “International Funds”). Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

2

(16)

Investment Sub-Advisory Agreement dated December 14, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Acadian Asset Management, Inc. with respect to Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(17)

Investment Sub-Advisory Agreement dated December 16, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Clay Finlay, Inc., with respect to the International Funds. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(18)

Investment Advisory Agreement dated March 1, 2006, by and between Old Mutual Capital, Inc. and the Registrant, with respect to Old Mutual Analytic Global Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(19)

Investment Sub-Advisory Agreement dated March 1, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to Old Mutual Analytic Global Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(20)

Amendment dated January 19, 2005 to Investment Sub-Advisory Agreement dated September 7, 2004, by and among the Registrant, Old Mutual Capital, Inc., and Heitman Real Estate Securities LLC, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(21)

Investment Sub-Advisory Agreement dated June 16, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners LLC, with respect to Old Mutual Copper Rock Emerging Growth Fund. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(22)

Investment Sub-Advisory Agreement dated July 14, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Ibbotson Associates Advisors, LLC, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(23)

Investment Sub-Advisory Agreement dated July 14, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners, LLC, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(24)

Investment Sub-Advisory Agreement dated July 14, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Thomson Horstmann & Bryant, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

3

(25)

Investment Advisory Agreement dated September 29, 2006, by and between Old Mutual Capital, Inc., and the Registrant, with respect to Old Mutual VA Asset Allocation Conservative Portfolio, Old Mutual VA Asset Allocation Balanced Portfolio, Old Mutual VA Asset Allocation Moderate Growth Portfolio, Old Mutual VA Asset Allocation Growth Portfolio, Old Mutual Analytic VA Defensive Equity Portfolio, and Old Mutual Analytic VA Global Defensive Equity Portfolio (the “VA Portfolios”). Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(26)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Ibbotson Associates Advisors, LLC, with respect to the VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(27)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to Old Mutual Analytic VA Defensive Equity Portfolio and Old Mutual Analytic VA Global Defensive Equity Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(28)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to Old Mutual VA Asset Allocation Conservative Portfolio, Old Mutual VA Asset Allocation Balanced Portfolio, Old Mutual VA Asset Allocation Moderate Growth Portfolio, and Old Mutual VA Asset Allocation Growth Portfolio (the “Asset Allocation VA Portfolios”). Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(29)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(30)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Clay Finlay Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(31)

Investment Sub-Advisory Agreement dated October 17, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners, LLC, with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(32)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Dwight Asset Management Company, with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

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(33)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Heitman Real Estate Securities LLC, with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(34)

Investment Sub-Advisory Agreement dated September 29, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Liberty Ridge Capital, Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(35)

Investment Sub-Advisory Agreement dated October 17, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Provident Investment Counsel, Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(36)

Investment Sub-Advisory Agreement dated October 26, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Rogge Global Partners PLC, with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(37)

Investment Sub-Advisory Agreement dated October 16, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Thompson, Siegel & Walmsley, Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(38)

Investment Sub-Advisory Agreement dated October 17, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Thomson Horstmann & Bryant, Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(39)

Investment Sub-Advisory Agreement dated October 26, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Acadian Asset Management, Inc., with respect to the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 25 to Registration Statement filed November 27, 2006.

(e)

Distribution Agreement. Distribution Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

	(1)	Amendment to the Distribution Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
	(2)	Amended Exhibit A to Distribution Agreement, as amended June 29, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.
(f)		Bonus or Profit Sharing Contracts. Not Applicable.

5

(g)		Custodian Agreements.
(1)

Mutual Fund Custody Agreement between the Registrant and Wachovia Bank, N.A. dated August 2, 2004, with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(2)

Amendment to Attachment C of the Mutual Fund Custody Agreement between the Registrant and Wachovia Bank, N.A., as amended May 11, 2005, to add Old Mutual Copper Rock Emerging Growth Fund. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(3)

Custodian Agreement between the Registrant and Union Bank of California, N.A. dated May 17, 2006, with respect to Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 18 to Registration Statement filed May 26, 2006.

(4)

Custody Agreement between the Registrant and The Bank of New York dated December 28, 2005, with respect to the International Funds and Old Mutual Analytic Global Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(5)

Amended Schedule II to Custody Agreement between the Registrant and The Bank of New York, as amended March 1, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(6)

Amendment to Mutual Fund Custody Agreement between the Registrant and Wachovia Bank, N.A. as amended September 19, 2006, to reflect U.S. Bank, N.A. as successor custodian to Wachovia Bank, N.A. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(7)

Amendment No. 1 to Custodian Agreement between the Registrant and Union Bank of California, N.A. dated September 25, 2006, to add Old Mutual Analytic VA Defensive Equity Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 25 to Registration Statement filed November 27, 2006.

(8)

Amendment No. 2 to Schedule II of Custody Agreement between the Registrant and The Bank of New York dated September 25, 2006, to add Old Mutual Analytic VA Global Defensive Equity Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 25 to Registration Statement filed November 27, 2006.

(9)

Amendment to Attachment C of the Mutual Fund Custody Agreement between the Registrant and U.S. Bank, N.A., to add the Asset Allocation VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 25 to Registration Statement filed November 27, 2006.

(h)		Other Material Contracts.
(1)

Administrative Services Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

6

(2)

Amendment to the Administrative Services Agreement, as amended August 1, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(3)

Amended Schedule A to Administrative Services Agreement, as amended June 29, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(4)

Sub-Administrative Services Agreement dated August 2, 2004, by and between Old Mutual Fund Services and SEI Investments Global Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(5)	Amendment to the Sub-Administrative Services Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
(6)

Amended Schedule A to Sub-Administrative Services Agreement, as amended June 29, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 25 to Registration Statement filed November 27, 2006.

(7)

Expense Limitation Agreement dated September 7, 2004 between the Registrant and Old Mutual Capital, Inc., with respect to the Asset Allocation Funds. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(8)

Shareholder Web Services Agreement dated September 7, 2004 by and between the Registrant and Old Mutual Fund Services. Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(9)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(10)

Amended Schedule A to the Service Plan (Class A and Class C Shares), as amended March 1, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(11)

Expense Limitation Agreement dated December 2, 2005 between the Registrant and Old Mutual Capital, Inc., with respect to the International Funds. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(12)

Expense Limitation Agreement dated May 11, 2005 between the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Copper Rock Emerging Growth Fund. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(13)

Expense Limitation Agreement dated May 11, 2005 between the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

7

(14)

Amendment to Expense Limitation Agreement between the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Analytic Defensive Equity Fund, as amended October 14, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(15)

Amendment to Expense Limitation Agreement between the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio, as amended November 28, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(16)

Amendment to Expense Limitation Agreement between the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Copper Rock Emerging Growth Fund, as amended December 16, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(17)

Expense Limitation Agreement dated March 1, 2006 between the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Analytic Global Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(18)

Amendment to Expense Limitation Agreement between the Registrant and Old Mutual Capital, Inc. with respect to Old Mutual Analytic Global Defensive Equity Fund, as amended April 19, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(19)

Expense Limitation Agreement dated June 29, 2006 between the Registrant and Old Mutual Capital, Inc., with respect to the VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(i)	(1)

Opinion and Consent of Counsel for the Registrant’s Class A, Class C, and Institutional Class shares of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(2)

Opinion and Consent of Counsel for the Registrant’s Class A, Class C, and Institutional Class shares of Old Mutual Copper Rock Emerging Growth Fund; Class A, Class C and Class Z shares of Old Mutual Analytic Defensive Equity Fund; and Class Z shares of Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio. Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.

(3)

Opinion and Consent of Counsel for the Registrant’s Class Z shares of Old Mutual Copper Rock Emerging Growth Fund and Institutional Class shares of Old Mutual Analytic Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.

8

(4)

Opinion and Consent of Counsel for the Registrant’s Class A, Class C, Class Z, and Institutional Class shares of Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, and Old Mutual International Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(5)

Opinion and Consent of Counsel for the Registrant’s Class A, Class C, Class Z and Institutional Class shares of Old Mutual Analytic Global Defensive Equity Fund. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(6)

Opinion and Consent of Counsel for the Registrant’s Initial Class and Service Class shares of the VA Portfolios. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

(j)	(1)	Consent of Counsel.
	(2)	Consent of Independent Accountants.
(k)		Not Applicable.
(l)

Letter from Old Mutual Capital Inc. dated September 7, 2004 to the Registrant with respect to the initial capitalization of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(m)		Plan under Rule 12b-1.
	(1)	Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(2)

Amended Schedule A to Distribution Plan (Class A Shares), as amended March 1, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

	(3)	Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(4)

Amended Schedule A to Distribution Plan (Class C Shares), as amended March 1, 2006. Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

	(5)	Distribution Plan under Rule 12b-1 with respect to the Service Class shares. Incorporated herein by reference to Registration Statement filed July 14, 2006.
(n)		Rule 18f-3 Multiple Class Plan, as revised April 25, 2007.
(o)		Not Applicable.
(p)		Code of Ethics.
	(1)	Code of Ethics of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(2)	Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

9

(3)	Code of Ethics of Ibbotson Associates Advisors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(4)	Code of Ethics of Acadian Asset Management, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(5)	Code of Ethics of Analytic Investors, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed October 14, 2005.
(6)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(7)	Code of Ethics of Clay Finlay, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(8)	Code of Ethics of Dwight Asset Management Company. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(9)	Code of Ethics of Heitman Real Estate Securities LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(10)	Code of Ethics of Liberty Ridge Capital, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(11)	Code of Ethics of Provident Investment Counsel. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(12)	Code of Ethics of Rogge Global Partners PLC. Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.
(13)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(14)	Code of Ethics of Thompson, Siegel & Walmsley, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(15)	Code of Ethics of Thomson Horstmann & Bryant, Inc. Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006

10

(q)

Other: Trustees’ Power of Attorney. Powers of Attorney for John R. Bartholdson, Julian F. Sluyters, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore. Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 25.	INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant include the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.         Limitation of Liability. A Trustee or officer, when acting in such capacity, shall not be personally liable to any Person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.         Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law.

The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.             Indemnification. For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (i) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of

11

probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.             Advance Payments of Indemnifiable Expenses. To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 26 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

12

Advisor/Sub-Advisor	Advisers Act Registration Number
Old Mutual Capital, Inc.	801-63140
Ibbotson Associates Advisors, LLC	801-62323
Acadian Asset Management, Inc.	801-28078
Analytic Investors, Inc.	801-07082
Barrow, Hanley, Mewhinney & Strauss, Inc.	801-31237
Clay Finlay, Inc.	801-17316
Dwight Asset Management Company	801-45304
Heitman Real Estate Securities LLC	801-48252
Liberty Ridge Capital, Inc.	801-48872
Provident Investment Counsel	801-47993
Rogge Global Partners PLC	801-25482
Thompson, Siegel & Walmsley, Inc.	801-06273
Copper Rock Capital Partners LLC	801-63900
Thomson Horstmann & Bryant, Inc.	801-54432

ITEM 27.	PRINCIPAL UNDERWRITERS
(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund, and the Registrant.
(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 4643 South Ulster Street, Suite 600, Denver Colorado 80237.
Name	Positions and Office with Underwriter	Position and Offices with Registrant
George Endres	President	None
Mark E. Black	Principal Financial Officer and Chief Administrative Officer	None
Andra C. Ozols	Executive Vice President, General Counsel, and Secretary	Vice President and Secretary
James F. Lummanick	Senior Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer

(c)	None.
ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodians:

U.S. Bank, National Association

123 South Broad Street

Philadelphia, PA 19109

13

Union Bank of California, National Association

350 California Street, 6th Floor

San Francisco, CA 94104

The Bank of New York

One Wall Street

New York, NY 10286

(b)

With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

SEI Investments Global Funds Services

One Freedom Valley Road

Oaks, PA 19456

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc.

4643 South Ulster Street, Suite 600

Denver, CO 80237

Ibbotson Associates Advisors, LLC

225 N. Michigan Avenue, Suite 700

Chicago, IL 60601

Acadian Asset Management, Inc.

One Post Office Square, 20th Floor

Boston, MA 02109

Analytic Investors, Inc.

500 South Grand Avenue, 23rd Floor

Los Angeles, CA 90071

Barrow, Hanley, Mewhinney & Strauss, Inc.

2200 Ross Avenue, 31st Floor

Dallas, TX 75201

Clay Finlay, Inc.

200 Park Avenue, 56th Floor

New York, NY 10166

Dwight Asset Management Company

100 Bank Street, Suite 800

Burlington, VT 05401

Heitman Real Estate Securities LLC

191 N. Wacker Drive, Suite 2500

Chicago, IL 60606

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Liberty Ridge Capital, Inc.

1205 Westlakes Drive

Berwyn, PA 19312

Provident Investment Counsel

300 North Lake Avenue, Penthouse Suite

Pasadena, CA 91101

Rogge Global Partners PLC

Sion Hall

56 Victoria Embankment

London, England EC4Y ODZ

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Copper Rock Capital Partners LLC

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Thomson Horstmann & Bryant, Inc.

Park 80 West/Plaza One

5th Floor

Saddle Brook, NJ 07663

ITEM 29.	MANAGEMENT SERVICES

None.

ITEM 30.	UNDERTAKINGS

Not Applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on the 1st day of June, 2007.

OLD MUTUAL ADVISOR FUNDS

(Registrant)

By: /s/ Julian F. Sluyters___________

Julian F. Sluyters, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 1st day of June, 2007.

/s/ Julian F. Sluyters________________ Julian F. Sluyters	Trustee, President, and Principal Executive Officer
/s/ Robert T. Kelly_________________ Robert T. Kelly	Treasurer and Principal Financial Officer
/s/ John R. Bartholdson* John R. Bartholdson	Trustee
/s/ Robert M. Hamje* Robert M. Hamje	Trustee
/s/ Jarrett B. Kling* Jarrett B. Kling	Trustee
/s/ L. Kent Moore* L. Kent Moore	Trustee

*By:	/s/ Julian F. Sluyters___________
Julian F. Sluyters
Attorney-in-Fact

OLD MUTUAL ADVISOR FUNDS

INDEX TO EXHIBITS

Item 23.

Exhibits:
EX-99.j.1	Consent of Counsel.
EX-99.j.2	Consent of Independent Accountants.
EX-99.n	Rule 18f-3 Multiple Class Plan, as revised April 25, 2007.